Exhibit No. 10.3
----------------
Bid Offer and Acceptance-ASYS-99.01
-----------------------------------


ASYS-R-99-01 July 17, 1998
PAGE 1
UNITED STATES POSTAL SERVICE
SOLICITATION ASYS-R-99-01
AIR SYSTEM CONTRACT
Solicitation for Air Transportation of
Domestic Mail
On Scheduled Aircraft
Date Issued: July 17, 1998
Term Of Contract:
September 12, 1998 - September 8, 2000
Issued by:
National Mail Transportation Purchasing
475 L'Enfant Plaza SW
Washington, DC 20260-6210.ASYS-R-99-01 July 17, 1998
PAGE 2
United States Postal Service
Solicitation for Air Transportation Services
Solicitation Number ASYS-R-99-01, a Request for Proposals. This solicitation is issued under
4.5.5.d.1(d)(3) of the US Postal Service Purchasing Manual (PM), Issue 1, dated January 1, 1997.
Date Issued: July 17, 1998
Issued By: Contracting Officer Primary Contracting Officer's Representative Leslie A. (Les) Griffith Manager, Transportation Modal
Purchasing Specialist Operations & Requirements
National Mail Transportation Purchasing Logistics Department
475 L'Enfant Plaza SW, Room 4900 475 L'Enfant Plaza SW, Room 7900
Washington, DC 20260-6210 Washington, DC 20260-7137
The United States Postal Service hereby solicits proposals for air transportation of mail by aircraft on any and all direct or indirect flights on the carrier's transportation system. Contracts awarded under this solicitation will be Indefinite Delivery/Indefinite Quantity contracts. The term of the contract awarded under this solicitation will be from September 12, 1998 - September 8, 2000.
Copies of this solicitation are available at the following physical location:
National Mail Transportation Purchasing
Room 4900
475 L'Enfant Plaza SW
Washington, DC 20260-6210
Copies may be obtained by writing to the Contracting Officer identified above. The date and time set for receipt of signed proposals is: 4:00 Eastern time, August 14, 1998. Proposals must be mailed or delivered in person to the following address:
Proposal Custodian, ASYS-R-99-01
National Mail Transportation Purchasing
Room 4900
475 L'Enfant Plaza SW
Washington, DC 20260-6210
The United States Postal Service intends to award multiple contracts under this solicitation.....ASYS-R-99-01 July 17, 1998
PAGE 6
Part 1 - Schedule
Section A - Items and Prices
a. This contract is for the air transportation of mail by Regional Air Carriers, which is defined for the purpose of this contract as follows:

A Regional Air Carrier is a carrier engaged in the transportation of passenger and/or cargo, whose average length of line haul is under 500 miles. Average length of line haul is determined by calculating the great circle miles flown over the air carrier's entire system, from each origin to each ultimate destination, divided by the carrier's total number of flights. For the purpose of determining a carrier's total number of flights, transportation from an origin to an ultimate destination will constitute a single flight.

b. The purpose of this solicitation is to procure air transportation of mail on any flight on the supplier's air transportation system. For suppliers who publish schedules in the Official Airline Guide (OAG), the supplier's air transportation system is determined for purposes of this contract by the schedules published by and for the supplier in the Official Airline Guide, plus any additional, unpublished schedules which the supplier provides to the OAG for exclusive distribution to the Postal Service. For suppliers who do not publish schedules in the OAG, the supplier's air transportation system is determined by unpublished schedules which the supplier provides to the OAG for exclusive distribution to the Postal Service.

c. The Postal Service intends to award more than one contract under this solicitation. Once contracts are awarded, carriers are required to transport all loose sack mail and containers tendered by the Postal Service, under H.33, Clause 2-42 Indefinite Quantity (January 1997), for a given flight which can be carried on the flight after the accommodation of passengers and their baggage, or the lower deck compartment of an all cargo and combination aircraft, unless exemptions are permitted by a contract clause and approved by the Contracting Officer. Human remains, urgent medical supplies and organs for transplant, and critical repair parts for aircraft on the ground (AOG) may be accommodated before mail. For all combi or cargo aircraft, the cargo compartment is the lower deck of the aircraft.

d. With the exceptions described below, the Postal Service intends under solicitation to procure all services needed for air transportation of mail within the United States, including its overseas territories and possessions.

e. Exceptions are:
(1) Transportation of mail within the state of Alaska.
(2) Transportation of mail within the state of Hawaii.
(3) Transportation of mail from, to or between Guam, American Samoa, Johnston Island, and the former Trust Territory of the Pacific Islands.
(4) Service for which the Postal Service determines that its requirements are not adequately met by this solicitation..ASYS-R-99-01 July 17, 1998
PAGE 7
Section B - Specifications and Statement of Work
B.1 Service Requirements
a. Air Transportation Service
(1) Mail Boarding Priority: During the term of this contract the Postal Service will require the supplier to provide transportation service, in accordance with Postal Service dispatch instructions for all mail tendered to it on any scheduled flight, up to the limits of aircraft's lower deck space capacity after the boarding of (listed in order of priority):
(a) Passengers' baggage

(b) Human remains, urgent medical supplies and organs for transport

(c) Critical repair parts for aircraft on the ground (AOG)

(d) Mail previously boarded under this contract, to include, previously boarded United States originating international and foreign transit mail, mail tendered under other authorized contracts with the Postal Service, such as PMPC.

Exception to (1) above: Supplier may board a cargo product of their choice (non-comat), hereafter "Other Cargo Product," up to a limit of no more than 200 pounds per flight. Any exception to this must be requested in writing by the supplier, and approved by the CO and COR.
(2) Service will include line-haul transportation and all terminal handling. The supplier may not off load mail previously boarded at the same or other points to provide capacity for mail tendered under this contract unless so directed by the AMC/AMF Manager or other authorized postal management official.

b. Mail Boarding Preference (among mail types): It is the intention of the Postal Service not to assign mail volume beyond the limits of the cargo compartment of the aircraft serving the assigned flight. In the event mail is assigned beyond the limits of the aircraft or heavy passenger baggage and/or weather prevents loading of all mail assigned, the supplier must exercise boarding of mail using the following
Mail Boarding Preference:
(1) Express Mail (International, Military and Domestic Express Mail)
(2) International Mail, other than Express Mail. (For the purpose of this clause ISAL mail is not considered to have a boarding preference.)
(3) CON-CON Mail
(4) PMPC Priority Mail
(5) Priority Mail assigned by the Postal Service
(6) Domestic First Class Mail
If the air supplier is unable to determine which mail to board, the air supplier must consult with the local Postal AMC/F Manager. The Mail Boarding Preference does not relieve the air supplier from the Boarding Priority obligation as stated in 'a' above.

c. NOTE: For the purpose of this contract, a supplier's "Other Cargo Product" is considered as having a boarding priority before mail, but cannot exceed 200 pounds per flight, unless written permission is given by the CO or COR..ASYS-R-99-01 July 17, 1998
PAGE 8
Terminal Handling:
(1) The supplier is responsible for all necessary terminal handling of mail between pick-up at the designated tender point at origin and delivery to the designated delivery point at destination (or to the down-line connecting air carrier where interline transfers are required by Postal Service dispatch instructions).
(2) The Postal Service may tender mail loose sack to the supplier at origin or may tender mail in Mail Transport Equipment (MTE).
(3) The supplier will provide labor and necessary ground equipment to sort loose sacks, pouches, trays and outside pieces to the flight designated on the Postal Service routing instructions.
(4) The supplier shall stage mail, in a secure area as necessary during terminal handling.
(5) At destination, the supplier will provide the necessary labor and ground handling equipment to deliver the mail to the Postal Service delivery point. The supplier may be required to unload mail from its own equipment into Mail Transport Equipment (MTE) or onto belts. If the supplier experiences unusually long lines to off-load incoming mail, contact must be made with the AMC/F Manager or his designee, for further off-loading instructions.
(6) When transporting mail on the ground in carts, containers, or other vehicles, the mail must be securely enclosed to protect it from loss, depredation and damage. The supplier will not be required to receive or deliver mail off the airport property.
B.2 Supplier's System
a. The supplier must notify the Manager, Transportation Modal Operations & Requirements in writing of flights that are operated under the supplier's OAG designator, by another carrier having a separate corporate identity. The supplier may request that these flights should be or should not be considered part of the supplier's system. Upon the supplier's written request, subject to the approval of the Manager, Transportation Modal Operations & Requirements, flights on which the supplier has, for the balance of the term of the contract or other specified length of time, sold, leased, or otherwise granted use of all or a portion of the cargo compartment, not reserved exclusively for passengers' baggage, to one or more third parties may be exempt. An exemption will be granted for Priority Mail that may be transported under a separate contract or business arrangement with a Postal Service designee (PMPC) supplier. For purposes of this provision, the cargo compartment of a passenger aircraft is the lower deck of a multi-deck aircraft or a portion of a single deck aircraft actually used or reserved exclusively for cargo on that particular flight(s). Human remains, urgent medical supplies, organs for transplant and critical repair parts for aircraft on the ground (AOG) and a maximum of two hundred pounds of "Other Cargo Product" (unless written approval has been granted for a higher amount by the TMOR) may be accommodated before mail. For all cargo airlines, the cargo compartment is the lower deck of the aircraft.

b. The supplier must notify the Manager, Transportation Modal Operations & Requirements, in writing, of flights that are operated under code share agreements with other carriers. These flights are not eligible for tender of mail under this contract.

c. The supplier must notify the Manager, Transportation Modal Operations & Requirements in writing of flights that will be used to transport "PMPC mail" under separate contractual or other business arrangements with a designee of the Postal Service, such as the Priority Mail Processing Center supplier. In addition to the flight(s) designation number(s), the supplier must establish the space by weight and cube that has been committed to transporting "PMPC mail" under these other business arrangements. The supplier must notify the Manager, Transportation Modal Operations & Requirements in writing when either the flight(s) or committed space is changed or adjusted..ASYS-R-99-01 July 17, 1998
PAGE 9
B.3 Assignment of Mail
a. The Postal Service will assign mail to flights it selects from the supplier's published schedule based on the Postal Service determination of its operational and service requirements.

b. The Postal Service desires to make use of all available transportation which meets its operational requirements. A high level of service is of utmost importance to the Postal Service. The level of service provided by the supplier will be considered in the assignment of mails. For suppliers who had established performance scores during the final Postal Quarter of the ASYS-R-97-01 contract, that score will be a consideration in mail assignment, the higher performing carrier is likely to receive more mail volume.

c. The Postal Service has determined that for every additional handling of mail there is a risk of mishandling. Therefore, the Postal Service has determined that the following flight selection criteria is in its best interest in order to minimize this risk by routing (assigning) mail on the following type of flights in order of preference.
(1) Direct Non-Stop
(2) Direct Flights (Multi-Stop)
(3) Transfer via Intraline Flights
(4) Transfer via Interline

d. It is the intent of the Postal Service to select from competing suppliers those flights that best meet the operational needs of the Postal Service for each class of mail to be transported and which have the highest level of consistent performance. The operational needs of the Postal Service are determined, in part, by the following:
(1) The availability of mail at origin.
(2) The type of flight available for mail assignment (see c. above).
(3) Level of Performance (consistent high level is considered the best).
(4) Earliest "mail due USPS time" (delivery time) that satisfies the arrival profile at the destination.

e. The Postal Service will equitably distribute mail between a given origin and destination only when two or more non-stop or direct flights are equivalent in terms of belonging to suppliers rated equal in level of performance and having a delivery time within 60 minutes of each other. The Equitable Distribution policy is stated below:
(1) Equitable Distribution is a fair and reasonable, but not necessarily equal division of mail between suppliers offering flights which are equivalent in terms of the Postal Service's requirements. Equitable Distribution will not apply when comparing non-stops and direct flights, or to connecting flights. Equitable Distribution will not apply when it would result in the tender to any supplier of a dispatch of less than 500 pounds of mail per flight. The Postal Service has established a Key Flight Delivery as the first arrival at a destination after midnight adding the supplier's ground handling time. (Buffer Time is not included in this calculation). The Key Flight must operate a minimum of five days per week. Deliveries which are equivalent in terms of Postal Service requirements (non-stop vs. non-stop and direct flights vs. direct flights) within 60 minutes will be eligible for Equitable Distribution. (Note: An origin/destination pair may contain more than one key flight. The key flights are identified on the Postal Service Starship Routing report. There cannot be more than one key flight within an hour, but there can be more than one key flight within 24 hours.).ASYS-R-99-01 July 17, 1998
PAGE 10
(2) Both containerized and loose sack mail volume (including CON-CON mail) will be included in the Postal Service's determination of equitable distribution. However, CON-CON dispatches will not be divided between suppliers and will remain intact.
(3) When the Chief Postal Inspector determines that there is a credible threat to airlines security because of a suspected bomb or other hazardous material, Equitable Distribution will not apply to mail subject to the security threat.
f. In the event transfer flights between a given origin/destination belong to suppliers in a consistently higher performance group than the non-stop/direct flights normally used to transport the mail, the Postal Service may determine it is in its interest to use the higher performing carrier using transfer flights. In arriving at such a decision, consideration will be given to other factors such as:
(1) Congestion at a Transfer Hub.
(2) Mail delivery profile at the destination.

g. Transfer flights belonging to suppliers in performance groups higher than the performance groups of suppliers with direct flights between the same origin and destination are not automatically entitled to receive mail.
h. The selection of transfer/Intraline flights to transport mail will be made based on the flights belonging to suppliers in the highest performance group and which meet the operational needs of the Postal Service. When comparing origin/destination pairs served by transfer routings, with suppliers in the same performance groups but otherwise meeting the operational needs of the Postal Service, the earliest "mail due USPS" time will be selected.
i. The Postal Service reserves the right to reduce tender of mail to an air carrier in a competitive market based on less than satisfactory performance in non competitive market/s.
j. The Postal Service reserves the right to reduce tender of mail to an air carrier at any time during the term of this contract if, the Postal Service considers service being provided by the air carrier to be less than satisfactory, and it is in the interest of the Postal Service to reduce the tender. Factors to be considered in reducing mail tender in order of importance are:
(1) Performance Measurement scores.
(2) PS Forms 2759 Irregularities.
(3) Level of EDI compliance among competing suppliers in a given market.

B.4 Ordering
a. The Postal Service will order services under this contract through assignment of mail volumes to the supplier's specific flight. The Postal Service will provide the supplier with a manifest for each flight against which services have been ordered.
b. The Postal Service will make available to the supplier, directly or through a third party, a report which identifies the planned routings to be utilized for assignment of mail. The report is commonly referred to as the "Starship Routing Report."
c. All orders placed are subject to the terms and conditions of this contract. If there is a conflict between an order and the contract, the contract is controlling.
d. The Postal Service will make available to the supplier, directly or through a third party, a report which will list the actual assignment of mail against the plan. The report is commonly referred to as the "Planned Vs Actual Report.".ASYS-R-99-01 July 17, 1998
PAGE 11
B.5 Containers (Not Applicable to This Contract)
B.6 Furnished Flight Schedules
Flights used for the transportation of mail will be selected from the airline schedule information furnished to the Postal Service by Official Airline Guides, Inc. (OAG). The Postal Service will develop routings based on its operational and service requirements for the various mail products. The Postal Service will select flights to be used in the air transportation of mail from those furnished by the OAG. The Postal Service will make available to the supplier a listing of flights it plans to use or have available for use during a planning week. This data will be made available through the "Starship Routing Report." This listing will be available no less than five (5) days prior to the effective date of the report. The supplier shall submit its flight schedules to the OAG as follows:
(1) The supplier shall furnish schedules to OAG not less than 28 days prior to the effective date of instituting schedules or schedule changes. CAUTION:
Failure to comply within this time frame may result in the loss of Postal Service routings for the supplier.
(2) The supplier shall contact the Account Manager, Marketing Service, Official Airline Guide, Inc., regarding procedures for the submission of schedules and schedule changes for inclusion in the Postal Service National Air and Surface System (NASS).
(3) The supplier will identify to the OAG flights that are listed for marketing purpose (Phantom Flights), and have a high likelihood of not operating. The supplier must develop a procedure to ensure these flights are excluded from OAG in the download to the Postal Service. The supplier must also provide a copy of these flights to the Contracting Officer.
(4) The supplier must identify to the OAG, not less than 28 days prior, all flights that they intend to convert to a marketing partner's flight schedule or suppress from their existing flight schedule. The supplier must develop a procedure to insure these flights are identified by the OAG in the download to the Postal Service. The supplier must also provide a copy of these flights to the Contracting Officer.
(5) The supplier will contact the Contracting Officer if it experiences any problems regarding the submission and publishing of its schedules.
(6) The supplier is responsible to identify electronically duplicated flight submissions and to develop a procedure to insure that duplicate flights are not provided to the Postal Service.
(7) The supplier is responsible to submit a copy of flights being suppressed or converted to the Postal Service.
B.7 Tender and Delivery
a. Tender
(1) The Postal Service will tender mail to the supplier at the designated tender point. Mail may be tendered as loose sack (mixed destination) to various flights. Mail will be tendered in Mail Transport Equipment (MTE). In some locations mail may be tendered to the supplier by way of a mechanical belt or sack sorter, and in some locations both in MTE and by way of a mechanical belt or sack sorter. The supplier will be responsible to sort the mail to the specific flight indicated on the Postal Service ACT/D&R tag. Suppliers will not be required to sort mail for other carriers. Each carrier is responsible to load sorted mail into its equipment. When transporting mail on the ground in carts, containers, MTE or other vehicles they must be securely enclosed to protect the mail from loss, depredation or damage. The Postal Service will tender mail prior to the specific flight scheduled departure time. The final tender will be in accordance with the official "Mail Due Contractor" times as found in Section I,.ASYS-R-99-01 July 17, 1998
PAGE 12
Specification: AMC/AMF GROUND Handling Times. The supplier is required to offer sufficient resources to enable them to sort, transport and load mail to the specific flight to which it was assigned by the Postal Service. The supplier should base its resource planning on receiving all mail tendered as described in the AMC/AMF Tender & Delivery Procedures. Early pick-up of mail is encouraged. Suppliers must familiarize themselves with Postal Service operating hours and methods at stations they serve. In planning, the supplier should ensure sufficient resources (manpower, equipment, etc.) are available for all mail that is transported in their system. The supplier should also ensure that the non-pickup of mail doesn't cause operational problems for others.
(2) In some locations, the Postal Service may determine that it is in its best interest to tender a limited number of larger mail volume destinations to carriers by specific destination or specific flight/s. AMC/AMF Tender & Delivery Procedures identify the general method of tender in place at the start of the ASYS-R-99-01 contract. It is the intention of the Postal
Service not to change the method of tender during this contract term unless shifts in mail volumes occur or AMC/AMFs undergo renovation and /or installation of mail handling equipment. The Postal Service guarantees that it will not change the method of tender without first consulting with the supplier and offering sufficient time for the supplier to make any necessary changes.
(3) At close-out time the Postal Service is required to furnish the supplier with two copies of the manifest for each flight which services are ordered against and mail tendered. The supplier is responsible to pick up copies of the manifest.
b. Delivery
(1) The supplier shall deliver mail to the designated delivery point at destination within the flight's scheduled arrival time, plus the number of minutes specified in Specification:
AMC/AMF Ground Handling Times under the heading "Mail Due USPS" time. In addition to the number of minutes described above, the Postal Service has established a 60 minute buffer time to account for common ATC delays and weather delays and minor mechanical delays. The buffer time was established by the Postal Service to stabilize the mail arrival profile by which Postal Service ground transportation schedules and operational manpower schedules are determined. The Postal Service reserves the right to adjust the buffer time unilaterally, either by adding more time or reducing the time. See Definitions and G.13, Performance Measurement. Buffer Time will be used for Performance Measurement scores ONLY. It should not be considered as additional "Mail due USPS time."
(2) For the purpose of establishing a time, mail is considered delivered when the supplier arrives at the designated delivery point with mail destinating the air stop and is prepared to begin unloading or staging the mail as directed by an authorized Postal Service employee.
(3) The supplier shall not be required to deliver mail to off airport locations.
(4) The general method of delivery in effect at start up of this ASYS-R-99-01 contract is listed in AMC/AMF Tender & Delivery Procedures. It is the intention of the Postal Service not to change the method of delivery during this contract term unless shifts in mail volumes occur or AMC/AMFs undergo renovation and/or installation of mail handling equipment. The Postal Service guarantees that it will not change the method of delivery without first consulting with the supplier and offering sufficient time for the supplier to make any necessary changes.
(5) The supplier will be required to sign-in mail delivery time as directed by the local AMC/AMF Manager or authorized Postal Service employee. The supplier may request the Postal Service to provide written verification of such delivery. When requested, the Postal Service will provide this written verification. At certain AMC/AMFs, time clocks have been installed for the purpose of establishing actual delivery times. At AMC/AMFs that have the time clock installed, the supplier will be required to clock-in delivery..ASYS-R-99-01 July 17, 1998
PAGE 13
(6) At delivery points where the supplier is required to unload the mail, if, due to action or inaction on the part of the Postal Service, unloading has not begun within a reasonable time following the arrival at the delivery point, the AMC/AMF Manager will advise the supplier of the contingency plans for unloading and relieve the supplier of further delivery responsibilities for that mail being delayed.
(7) When transporting mail on the ground in carts, containers, or other vehicles, they must be securely enclosed to protect the mail from loss, depredation or damage.
c. Changes to Tender and Delivery Procedures.
(1) The method of tender and delivery may be changed by local agreement as described in G.19, Local Agreements Clause. No adjustment to the contract rate will be considered for changes made to the method of tender or delivery that are made due to a local agreement.
(2) Not withstanding Local Agreements, changes may be made to tender and delivery procedures based on negotiation and agreement with the Contracting Officer. In cases of negotiated agreement, this contract will be amended.
(3) If the Postal Service determines it is in its best interest to change the method of tender and/or delivery, and failing to reach agreement with suppliers, the Contracting Officer may, by written order, so order the change. Changes ordered by the Contracting Officer will be in accordance with H.1, Clause B-2 Changes (January 1997).
B.8 Assigned Flights:
The Postal Service will assign mail to specific flight legs. The supplier shall transport mail on the specific flight legs indicated on the Postal Service routing document or ACT/D&R tags.
B.9 Intraline Transfers:
The supplier shall make intraline transfers where indicated in Postal Service dispatch instructions. Transfers shall be made within a specified time period as listed in Specification:
AMC/AMF Ground Handling Times under column titled "Intraline Transfer" time.
B.10 Interline Transfers
a. The supplier shall make interline transfers or accept interline transfer mail where indicated in Postal Service dispatch instructions. Where the supplier is the up-line air carrier, the supplier shall deliver mail to the down-line carrier at the latter's facility or other location designated by authorized local Postal Service officials or agreed upon locally. Where the supplier is the down-line air carrier it shall transport the mail in accordance with Postal Service dispatch instructions.
b. The up-line carrier and the down-line carrier shall use their best efforts to agree to the apportionment between them of the amount of transfer time listed in I.2, Specification: AMC/AMF Ground Handling
Times, so that the up-line carrier will have an agreed portion of transfer time in which to deliver the mail to the down-line carrier after block time of the up-line carrier's flight, and the down-line carrier will be entitled to the remainder of such transfer time between receiving the mail and the departure ofthe down-line carrier's flight. If the parties cannot agree as to the apportionment, each will be entitled to half of the transfer time listed in the I.2 Specification: AMC/AMF Ground Handling Times.
c. Where the supplier receives interline mail as the down-line carrier indicated in the Postal Service dispatch documents, the supplier will be compensated as provided in Clause F.1, Contract Rate..
ASYS-R-99-01 July 17, 1998
PAGE 14
d. If, for any reason, the up-line supplier fails to effect a transfer of mail to the down-line supplier, the up-line supplier shall notify the AMC/AMF Manager, or their authorized representative, for instructions as to the further routing or disposition of the mail.
e. If, for any reason, the down-line supplier receives the transfer mail after the interline transfer time, the down-line supplier shall notify the AMC/AMF Manager, or their authorized representative, for instructions as to the further routing or disposition of the mail.
f. During the term of this contract the Postal Service may allow exceptions to the Interline transfer times established in the Specification: AMC/AMF Ground Handling Times to allow for lesser times for interline transfers to a down-line carrier which have entered into a marketing agreement, or other cooperative business, with an up-line carrier.
(1) This exception to the interline transfer time will only be considered if there is a mutual agreement between both suppliers.
(2) If this exception is granted it must be on a system wide basis. It will not be granted on an individual AMC/AMF basis.
B.11 Treatment of Exceptional Types of Mail
a. Hazardous Materials
(1) Definitions
Hazardous Material - Any article or substance designated by the U.S. Department of Transportation (DOT) as being capable of posing an unreasonable risk to health, safety, and property during transportation. In international commerce, hazardous material is known as dangerous goods. Consult the Postal Service Domestic Mail Manual (DMM C023 Hazardous
Matter) for mailable hazardous material.
Limited Quantity: The maximum amount of specific hazardous material that is exempted from the labeling or packaging requirements in 49 CFR. Not every hazardous material is eligible to be shipped as a limited quantity.
Consumer Commodity: A limited quantity of a hazardous material that is packaged and distributed in a quantity and form intended or suitable for retail sale and designed for individual consumption for personal care or household use purposes. This term can also include certain drugs or medicines. Consumer commodities are also know as ORM-D materials. Not all hazardous material permitted to be shipped as a limited quantity can qualify as a consumer commodity.
Any mail piece containing HAZMAT which requires a Department of Transportation
(DOT)
Hazardous or Dangerous Goods warning label (CFR 49) affixed is not mailable and is not to be assigned or tendered for air transportation (see exception below).
EXCEPTION: Mail pieces meeting postal regulations that display an ORM-D, a Biohazard symbol (Class 6.2), Infection Substance" warning label, or a Class 9, Miscellaneous
Hazardous Material" warning label are mailable..ASYS-R-99-01 July 17, 1998
PAGE 15
(2) HAZMAT Regulations and Policies: The acceptance of Hazardous Materials in the mail is governed under CFR 39, Postal Reorganization Regulations. The following references govern the regulations and policies of HAZMAT in the mail:
(a) Domestic Mail Manual (C020 Restricted or Nonmailable Articles and Substances, C021 Articles and Substances, C023 Hazardous Matter and C024 Other Restricted or Non Mailable Matter)
(b) International Mail Manual (130 Mailability; 135 Mailable Dangerous Goods; and 136 Nonmailable Dangerous Goods)
(c) Publication 52 (Acceptance of Hazardous, Restricted, or Perishable Matter)
(d) Postal Operations Manual 7 (138 Nonmailable Matter, Articles, and Substances, Special Mailing Rules)
(e) Handbook EL-812 (Hazardous Materials and Spill Response)
(f) ASM 11 (721.2 Safety and Security)
(g) MI EL - 812-96-1 (Response to Hazardous Material Releases)
(h) Publication 507 (Air Contract Handbook)Handbook M-22 (Dispatch and Routing Policies)
(3) Flight Assignment of Hazardous Material:
(a) The Postal Service and/or its agent should only assign ORM-D, Division, Class 6.2 and Division Class 9, Hazardous and Dangerous Goods to commercial and/or cargo airlines that have approved FAA Operating Certificates to transport Hazardous or dangerous goods as defined under CFR 14, Part 121 - Operating Requirements:
Domestic Flag and Supplemental Operations.
(b) All HAZMAT will be assigned to an "H" mail class routing generated from "H" class designations, identified on ACT tags or from the "H" tables which produce a D&R tag affixed to the outside of each mail piece containing HAZMAT. HAZMAT parcels containing the same contents (Biohazards) may be pouched, however; the pouch must bear a Tag 44 (Sack Contents Warning).
(c) Under no circumstances are HAZMAT parcels to be assigned to a "P," "E" or "F" mail routing.
(4) Treatment of Hazardous Materials
The supplier may, but is not required, to accept and transport hazardous materials within the mail. The Postal Service will notify the supplier and make available for examination known hazardous materials. The tender of all hazardous materials will be performed a minimum of two (2) hours prior to the close-out time of the intended flight. Hazardous materials will be tendered as outlined in the Flight Assignment of Hazardous Material. Hazardous material shall not be routed for interline movement. The preferable flight assignment of HAZMAT is to non-stop or direct flights.
(5) Tender and Close Out Procedures
(a) Prior to HAZMAT being tendered to an air carrier at a mutually agreed point on the airport, the postal employee tendering such mail will:
i. Examine all mail pieces containing HAZMAT to ensure they are properly labeled and that the integrity of the packaging is intact.
ii. Ensure that any damage or leaking mail piece containing HAZMAT is not tendered to an air carrier..ASYS-R-99-01 July 17, 1998
PAGE 16
iii. Verify the shipper's certificate is complete as applicable.
iv. Ensure the shipper's declaration has been properly completed by the mailer.
v. Ensure the shipper's declaration clearly identifies the contents of the parcel mail piece in accordance with the DMM and Publication 52.
vi. Remove one copy of the shipper's declaration, hand stamp it "HAZMAT"
or "Hazardous Material," and attach it to the air carrier's copy of the manifest.
(b) Following the completion of the above procedures, the postal employee will record an entry into a Hazardous Material Register or Log. A copy of the manifest and the assigned parcel MUST be handed to the airline representative a minimum of two (2) hours prior to the closeout time of the intended flight. The airline representative will be responsible for ensuring that the information on the postal manifest which includes the number of pieces, weight, and appropriate shipper's certification is incorporated onto the aircraft load manifest and pilot notification paperwork as outline in CFR 49,
Part 175 Carriage by Aircraft.
(6) Air Carrier's Refusal to Accept Hazardous Materials
Carriers that refuse to accept a properly prepared HAZMAT parcel MUST document the reasons leading to the refusal. Failure to comply will result in the generation of PS Form 2759 (Report of Irregular Handling of Mail). Documentation will include:
(a) Name and Address of mailer
(b) The type and amount of Hazardous Material
(c) The reason for refusal
(7) HAZMAT Spills, Releases, Incidents and Emergencies
(a) While in the possession of the supplier, but not on board an aircraft:
Hazardous Material parcels which are damaged MUST NOT BE TENDERED TO A CARRIER FOR AIR TRANSPORT. Any HAZMAT incident which occurs following the tender and prior to the boarding of the aircraft, or after unloading from an aircraft and before delivery to the Postal Service, that produces injury, illness, significant property damage, or disruption in operations will require the completion of PS Form 1770 - Hazardous Material Incident Report. This form is completed by the Postal Service with the full cooperation of the supplier.
(b) While on board an aircraft: Any incident which occurs while on board an aircraft will require the carrier to complete a DOT Form F 5800 (rev 6/89). The airlines will identify the sender and addressee as the Postal Service (actual addresses are NOT to be identified on this form). A copy of this form must be presented to the AMC/AMF Manager at the point of occurrence within 24 hours of the report incident. The AMC/AMF Manager will forward the completed form to the Program Manager, Aviation Mail Security at Postal Headquarters. The incident type is not limited to Hazardous Material and may include hazardous cargo spills which come in contact with the mails. This notification does not relieve the supplier of other notification procedures, such as telephone notification, as soon as the details of the incident are known, to the local AMC/AMF Manager and/or airport authorities.
b. Perishable Mail
(1) The supplier may but is not required to accept and transport perishable mail. To enable the Postal Service to best perform its mission to the American Public, a supplier that accepts and.ASYS-R-99-01 July 17, 1998
PAGE 17
transports perishable items as express or ordinary freight for its customers other then the Postal Service will be expected to transport perishable items as mail. Issues of tender and delivery exceptions may be the subject of local agreements. The Postal Service will notify the supplier and make available for examination known perishable mail. The tender of all perishable mail will be performed a minimum of two (2) hours prior to the close-out time of the intended flight. Perishable mail shall not be routed for interline movement. The preferable flight assignment of perishable mail is to non-stop or direct flights.
(2) Perishable Mail is defined for purposes of this contract, as an item (such as produce, live animal, or live plant) that can deteriorate in the mail and thereby lose value, create a health hazard, or cause a nuisance or disturbance under ordinary mailing conditions. Such matter usually requires special packaging and/or handling. Some examples of perishable material include live animals, meat and meat products, dead animals or parts of animals, plants and plant products. This is not a complete list and is meant only to give an idea of the main categories of Perishable material. Consult the Postal Service Domestic Mail Manual (DMM C022 Perishables) for mailability of perishable material. In addition, requirements of the documents referenced in the Hazardous Materials sub-section of this clause may also apply.
(3) Air Carrier's Refusal to Accept Perishable Mail: Carriers that refuse to accept a properly prepared and tendered perishable mail MUST document the reasons leading to the refusal. Failure to comply may result in the generation of PS Form 2759 (Report of Irregular Handling of Mail). Documentation will include:
(a) Name and Address of mailer
(b) The type and amount of perishable mail
(c) The reason for refusal
c. Registered Mail
(1) Upon request, the supplier shall furnish the Postal Service the following information concerning registered mail: Aircraft number, compartment location, actual flight departure time and any accident or irregularity which occurs to a flight containing registered mail.
(2) Supplier must never split a registered shipment. Registered shipment will be routed on Non-stop or Direct flights ONLY.
d. Express Mail:
Express Mail shall be delivered to the Postal Service at destination segregated from all other mail by placing it on top or beside any other mail on the same cart, so as to be plainly visible and readily removable from the cart before the other mail.
B.12 Protection of the Mail
The supplier shall protect and safeguard the mail from loss, depredation, or damage while in the supplier's custody or control. The supplier shall prevent unauthorized persons from having access to the mail. The supplier shall transport mail on the ground in securely closed carts, containers, or vehicles. The supplier shall cooperate with the Postal Service in investigations regarding loss or theft of mail that allegedly occurred while the mail was in the supplier's possession.
B.13 Personnel Screening.ASYS-R-99-01 July 17, 1998
PAGE 18
Applicability: Individuals providing services to the Postal Service under this contract (including suppliers, employees of suppliers, and subsuppliers and their employees at any tier), hereinafter, "individuals," who have access to the mail, and who have been or will be hired on or after September 12, 1998, must obtain a security clearance from the Postal Service, as provided herein. This must occur before such access is granted. Access to mail as used in this contract refers to individuals who transport, sort, load and unload mail to and from ground equipment and to and from aircraft. This includes individuals who have direct supervisory duties in directing the transport, sortation, loading, and unloading of mail to and from ground equipment and aircraft.
If the supplier (prime ASYS or ASYS-R supplier) has ground handling services performed at airstops by another ASYS or ASYS-R supplier (subsupplier), and if, to the best knowledge of the prime supplier, that subsupplier is in compliance with the provisions of this clause, the prime supplier may Certify that fact to the Contracting Officer in writing, and thereby be relieved of the first hand responsibility for personnel screening. Prime suppliers are in all cases responsible for meeting these screening requirements for all persons having access to the mail who are their direct employees . For example, if ABC, Inc. is an ASYS or ASYS-R supplier, and it performs ground handling services at one or more airstops for CDE, Inc. , then CDE must certify in writing that:
"I certify that at the following airstops ground handling services are being performed by ABC, and that to the best of my knowledge, ABC is a supplier of air transportation services under contract ASYS, or ASYS-R 99-01. A listing of airports served by ABC is attached hereto is as follows:"
ASYS and ASYS-R suppliers must have clauses in their contracts with subsuppliers requiring adherence to Postal Service screening procedures contained in this contract. During the term of this contract, the Postal Service intends, but is not necessarily binding itself, to seek direct contractual agreements with those ground handling companies who perform a substantial amount of service for several airlines, or who are predominant at certain airports. ASYS and ASYS-R contractors may request that the Postal Service establish such a direct contractual relationship with one or more predominant ground handling companies in writing to the Contracting Officer. The request should give information as to the scope of the services provided, such as how many airstops are served by the company, how many employees are likely to require screening, and whether the administrative functions of the screening process can be handled at a central location. The Postal Service reserves the right to enter into such agreements at its sole convenience. Not withstanding this clause, the prime supplier retains full responsibility for the security of the mail as set forth under other clauses of this contract.
a. Requirements: The supplier employing individuals to perform duties under this contract where those duties will entail access to the mail, must provide the following documentation as early as possible, to the Contracting Officer, or designee. The items listed in (1) through (4) below must be completed prior to the employee being granted access to the mail. For purposes of this clause, the term "completed" means that all tasks have been done, and the required submissions to the Postal Service have been made by posting in the US Mails. The supplier is required to maintain all certifications required in
Sections A1 through A4, below. The Contracting Officer, in consultation with the Postal Inspection Service, may waive selected requirements for special circumstances. Such a waiver must be requested in writing to the Contracting Officer.
(1) Drug Screening: The supplier must certify that individuals providing service under this contract have passed a screening test for those substances identified by the Substance Abuse and Mental Health Services Administration (SAMHSA) as the five most abused substances which are cocaine, marijuana, amphetamine/methamphetamine, opiates and phencyclidine (PCP). The tests must be performed by a SAMHSA approved certified laboratory. The drug test must meet the cut-off levels established by SAMHSA. All drug screening tests must be completed within 90 days prior to having access to the mails since drug tests older than 90 days are invalid and must be redone. The prime suppliers and all subsuppliers must maintain the name of the institution conducting the test and a document indicating if the employee passed or tested positive..ASYS-R-99-01 July 17, 1998
PAGE 19
(2) Criminal History: Certification, based upon a criminal records check (a state records check is preferred) of each employee through local agencies (state, county or city) where the applicant has resided and/or worked for the past five years (this may require multiple checks for applicants who live in one location and work in another location, or for applicants who have moved), that each individual:
(a) is not on parole, probation, or under suspended sentence for commission of a felony;
(b) has not been convicted of a felony criminal violation in the past 5 years;
(c) has not engaged in the illegal use, possession, sale, or transfer of narcotics or other illicit drugs during the past 5 years;
(d) does not have pending serious criminal charges (e.g., murder, rape, robbery,
burglary, physical assaults, sale and distribution of drugs, or weapons violations). If criminal charges are pending, the individual will not be authorized access to the mails until the charges have been satisfactorily resolved.
(3) Citizenship: Certification of U.S. citizenship or legal work status authorizing the individual to work in the United States is required.
(4) Fingerprinting: The supplier must provide two copies of completed FD-258, Applicant Fingerprint Charts for each individual. The fingerprint cards must be signed and dated by someone experienced in taking fingerprints.
b. Processing:
(1) The supplier will submit, for individuals employed by the supplier and by any sub-suppliers, both sets of fingerprints, the name, social security number and drug screening, citizenship and criminal history certifications for each individual to:
Aviation Screening Coordinator
National Mail Transportation Purchasing
475 L'Enfant Plaza SW. Room 4900
Washington, DC, 20260-6210
Purchasing will forward the documentation to the Security Clearance Unit, U.S. Postal Inspection Service. Upon receipt of the required documentation, the Security Clearance Unit will submit the fingerprint cards to the Federal Investigations Processing Center, Office of Personnel Management and perform a search of the National Crime Information Center(NCIC) Wants and Warrants and Inspection Service databases.
(2) In cases where an individual business entity is predominant at a given airport, the Contracting Officer may approve the receipt of screening documents from that entity.
(3) The supplier shall maintain supporting documentation for the drug screening, criminal history inquiries, and citizenship verifications subject to review by the Postal Service, for the life of this contract in accordance with their internal procedures, advising the Contracting Officer on the Certification form (Attachment I.6.3). Suppliers are required to maintain a copy of the Certification form only at the employee's local station. Suppliers
maintaining security screening files under the ASYS -R- 94 and ASYS-R   97
contracts, shall continue to maintain those files.
c. Access: The supplier will be responsible to ensure only cleared individuals have access to the mails and for maintaining an accurate listing of individuals at the facilities for Postal review. The supplier must maintain all certifications required in compliance with this clause and I.6, Personnel Security Administrative Instructions which is incorporated into this contract by reference.
d. Denial: Persons who meet the following criteria are not permitted to have access to the mail under this contract:.ASYS-R-99-01 July 17, 1998
PAGE 20
(1) A supplier, subsupplier, or employee of a supplier or subsupplier who has not received a security screening in accordance with the criteria listed above under Personnel Screening.
(2) A supplier, subsupplier, or employee of a supplier or subsupplier who tested positive for a prohibited drug without authorization by a legal prescription or other exemption under Federal, state, or local law.
(3) A supplier, subsupplier, or employee of a supplier or subsupplier who has been convicted of illegal use, possession, sale, or transfer of controlled substances during the past five years.
(4) A supplier, subsupplier, or employee of a supplier or subsupplier who has been convicted of any criminal felony violation during the past five years, who is on parole, probation or suspended sentence for commission of a criminal felony during the past five years or has pending felony criminal charges or controlled substance charges.
(5) A supplier, subsupplier, or employee of a supplier or subsupplier who has ever been convicted of, or is under current investigation or indictment for theft of mail or other Postal Law.
e. It is agreed that in the event an employee is disqualified under the above criterion, the responsibility for placement of that employee into functions not having access to the mail rests solely with the employer.
f. Required Postal Service Forms:
(1) PS Form 2181-C, Authorization and Release-Background Investigations (USPS Suppliers and Employees of Suppliers). This form is provided under I.6 Personnel Security Administrative Instructions, and may be reproduced by the supplier.
(2) FD-258, Applicant Fingerprint Chart (two copies). This form is provided under I.6 Personnel Security Administrative Instructions, as a sample. The Postal Inspection Service at Memphis, TN will provide additional original copies for supplier use. These additional forms may be obtained by calling the Memphis office at (901) 747-7712.
(3) Certification and Transmittal Cover Sheet. This form is provided under I.6 Personnel Security Administrative Instructions, and may be reproduced by the supplier.
g. Self-assessments: At a minimum, the supplier will conduct annual self-assessments in accordance with G.9. Requirements contained in this clause (B.13) must also be addressed in these self-assessments.
h. Reimbursement: The Postal Service will reimburse the supplier the additional cost of screening its employees up to a maximum of $100.00 per employee. The supplier must submit a detailed invoice to the Contracting Officer for each series of personnel screening claimed. No overhead or mark-up of cost will be permitted, except for documented and reasonable administrative expense. The name, social security number and date of birth for each individual whose screening was covered by the invoice must be included. Details regarding invoice submission are contained in the I.6 Personnel Security Administrative Instructions. Should actual experience demonstrate that the incremental cost of Postal Service screening requirements exceeds the $100.00 limit, the Contracting Officer may adjust it throughout the term of this contract.
i. Training: The Postal Service may provide orientation/training for suppliers during the contract term to clarify requirements, processes, and procedures necessary to fully implement this program.
B.14 Performance Performance level will be the main factor determining preferential assignment of mail volume.
a. The Postal Service requires a high level of on-time performance for all mail tendered to and delivered by suppliers so that it can provide timely and consistent delivery to its customers. Therefore, the Postal Service expects the supplier to perform at a minimum level of 98% on-time delivery as.ASYS-R-99-01 July 17, 1998
PAGE 21
measured by the Performance Measurement System for all mail tendered. Suppliers must deliver mail to the designated delivery point at destination at or before the scheduled delivery time.
b. The supplier's performance in the delivery of mail at or before the scheduled delivery time, as measured by the Postal Service's Performance Measurement System, will be used to determine the level of performance. Other areas the Postal Service will use to determine the supplier's level of performance are: a) irregularities listed in G.14, Quality Control - Postal Service, b) the reasonableness of ground handling times (see Section I,
Specification: AMC/AMF Ground Handling Times established by the supplier, c) the reasonableness of the supplier's established projected lift capacity (see Section I, Specification: Projected Lift Capacity for Mail.
c. The Postal Service requires the supplier to maintain its portion of the EDI communications link to exchange operational data as described in the Logistics EDI Air Specification.
B.15 Pay for Performance
During the term of this contract, the Postal Service may, at its sole option, elect to initiate a policy of providing incrementally higher pay to suppliers who provide incrementally higher levels of service..ASYS-R-99-01 July 17, 1998 PAGE 22
B.16 Quality Control/Supplier
The supplier is encouraged to provide its own quality control program and/or testing that will enable the supplier to provide a higher level of service to the Postal Service. This is in addition to any Performance Measurement or Quality Control programs instituted by the Postal Service.
B.17 Electronic Data Interchange (EDI)
During the term of this contract, the Postal Service may require the supplier to become EDI compliant. Details of this program are covered in the document entitled "Air Logistics Electronic Data Interchange (EDI) Specification", and may be requested from the Contracting Officer or the Manager, Logistics Systems.
Compensation for this requirement will be subject to negotiation, or, failing to reach a negotiated agreement, to the provisions of H.1, Clause B-2 Changes.
B.18 Air Reservation System (ARS)During the term of the contract, the Postal Service plans to implement the Air Reservation System (ARS) though Electronic Data Interchange (EDI). The purpose of ARS is to assign mail to available space on specific flights, support real-time monitoring of mail and air carrier operations, exchange financial data replacing the current manual pay system, measure performance of mail and carrier performance, and analyze the use of available air lift weights and cubic capacity.
B.19 Planeside Scanning
a. During the term of this contract, the Postal Service may require the supplier to perform scanning of some or all individual unit loads of mail (pouches, letter trays, tubs, airline containers, etc.) on and off each of the supplier's flights.
b. Compensation for this scanning requirement will be subject to negotiation, or, failing to reach a negotiated agreement, to the provisions of H.1, Clause B-2 Changes.
c. The supplier will be liable for loss or damage to the equipment in instances where the supplier is found negligent.
B.20 Subcontracting
a. Except as authorized in this contract, terminal handling service may not be subcontracted without the prior notification to the Contracting Officer and local AMC/AMF Manager. The supplier must inform the Contracting Officer as soon as the supplier has determined it will implement subcontracted ground handling service. The supplier must include a full description of the supplies or services required under this contract to be subcontracted. The supplier may be required to provide the Contracting Officer with a portion of the agreement or contract formalizing the operational requirements of the subcontract of terminal handling services.
b. Except as authorized in this contract, line-haul service may not be subcontracted without the prior written approval of the Contracting Officer.
c. Line-haul service may be subcontracted without approval of the Postal Service for a period of not more than three (3) consecutive days of service when the supplier is prevented from providing such service because of unforeseen circumstances such as Acts of God, strikes, or mechanical failures of aircraft.
The supplier must inform the local AMC/AMF Manager prior to the performance of any contract services by the subsupplier.
d. Payment of all subsuppliers shall be the sole responsibility of the prime supplier.
e. The lack of disapproval does not constitute a determination:
(1) Of the acceptability of any subcontract terms or conditions.
(2) To relieve the supplier of any responsibility for performing this contract..ASYS-R-99-01 July 17, 1998
PAGE 23
B.21 Specifications
a. AMC/AMF Ground Handling Times (see also I.2)
(1) Ground handling times may be adjusted as per the instructions in the sub-clause entitled Ground Handling Time Adjustments (below).
(2) The offeror may submit changes to ground handling times by submitting a copy of I.2.a,
Specification: AMC/AMF Ground Handling Times Exceptions, or a reasonable likeness annotated with the suggested changes. The offeror must be aware that the Postal Service will consider the reasonableness of ground handling times in determining its perception of the quality of service being provided by the supplier. Reasonableness will be determined, in part, by the Postal Service's perception of the supplier's commitment to handling the Postal product in an expedited manner. The Postal Service may consider ground handling times established with large windows as the supplier's attempt to establish an easily achievable on time delivery score without regard to the time sensitive Postal product.
(3) It is possible that mail may be tendered and delivered at sites other than those found listed in this specification. For sites not listed, or for elements within the specification where a time is not otherwise stated, the default time will be 30 minutes. This default is for all ground handling times, including transfer times.
(4) Suppliers may request an exception to the default time listed in (3) above during open season or when new service has begun at a site not previously utilized by the supplier.
(5) The Postal Service reserves the right to enter discussion with suppliers on the reasonableness of ground handling times in response to Postal requirements.
b. Ground Handling Time Adjustments
(1) The allotted time necessary to perform various ground handling requirements have been established and are contained in I.2, AMC/AMF Ground Handling Times.
(2) Adjustments to these times can be made as follows:
(a) The Contracting Officer will notify the contractor of "open season" during which time the contractor may unilaterally change its allotted time(s). The Postal Service reserves the right to enter into discussion when the establishment of ground handling times during open season appear unreasonable in fulfilling the Postal Service requirements. "Open Season" will be held twice yearly, or more often if so ordered by the Contracting Officer. The times submitted concurrently with the effective date of this contract shall be considered to be the first open season of the first year, thus, there will not be an October 1998 Open Season.
i. Written notification will be given to the contractor, informing it of the ground handling time open season.
ii. The new ground handling times will become effective on a Saturday approximately two to three weeks prior to the time changes.
(b) The contractor may request, outside an "open season," an adjustment to any time allotted by written notice to the Contracting Officer stating the reason for the request. The Contracting Officer may allow such change if it is considered in the interest of the Postal Service.
(c) The Contracting Officer may, at any time, order changes to the maximum allotted times by written order to the contractor. When such order causes the contractor to.ASYS-R-99-01 July 17, 1998
PAGE 24
incur additional expense, clauses H.1 Clause B-2 Changes (January 1997) shall apply.
(3) For the purposes of this contract the contractor may request an exception to the "Mail due
USPS Time" by airstop point, but this exception time must be the same for all mail classes.
c. AMC/AMF Tender and Delivery Procedures:
(1) The method of tender and delivery described in this specification are intended to familiarize the supplier with the general methods and common practice established at most of the larger AMC/AMFs.
(2) It is the intention of the Postal Service not to change the method of tender and delivery during this contract term unless shifts in mail volumes occur or AMC/AMFs undergo renovation and/or installation of mail handling equipment. The Postal Service guarantees that it will not change the methods of tender or delivery without first consulting with affected suppliers and offering sufficient time for the supplier to make necessary adjustments. The Postal Service may discuss anticipated changes at either the local level or at the Contracting Officer level depending on the complexity of the anticipated change.
(3) Any changes made to the tender and/or delivery procedures must be negotiated with the Contracting Officer, or be made in accordance with Clause G.19, Local Agreements or H.1
Clause B-2 Changes.
(4) For all additional airstops that are not specifically identified under the tender and delivery procedures the following specifications will apply:
(a) Method of Tender: The Postal Service will tender loose sack mail to the supplier or his representative. This mail will be tendered in a mixed destination mode for various flight assignments. The supplier will pick up the mail at the designated point at the AMC/AMF or other location on the airport property as mutually agreed to by the local Postal Service Manager, or his representative, and the supplier.
(b) Method of Delivery: The supplier must deliver all mails to the designated delivery point/s at the AMC/AMF or other location on the airport property as mutually agreed to by the local Postal Service Manager, or his representative, and the supplier. The supplier will be responsible to unload the mail, out of their equipment, into Postal Service MTE and/or onto a mechanical belt. There is no requirement for the supplier to make any type of separations while delivering the mail, unless specified in a particular delivery procedure outlined in I.3, Specification : AMC/AMF Tender and Delivery Procedures. (Exception: Suppliers must segregate Express Mail). At facilities that have a tray take-away system, the supplier may be required to unload the trays onto said belt system.
d. Projected Lift Capacity Per Aircraft Type
(1) The guidelines for the projected lift capacity by aircraft type should be based on the instructions as published in Section I.7 Specification: Projected Lift Capacity for Mail.
(2) The supplier may identify individual flights and/or flight legs if the supplier determines that the projected lift capacity by aircraft type does not properly reflect the projected lift capacity for the specific flight or flight leg. The Postal Service will utilize the projected lift capacity by specific flight and flight leg provided the Postal Service is able to reflect the change in its computerized data system.
(3) Requests for weight restriction may be made at the local level by the supplier's local representative to the local AMF/AMC manager. These local requests are intended for those occasions when due to extreme conditions (unusual heavy passenger load, passenger baggage,.ASYS-R-99-01 July 17, 1998 PAGE 25 weather) the previously submitted projected lift capacity would cause volume of mail normally assigned to the flight/flight leg not to be boarded on the aircraft. Local requests may also be appropriate and approved to account for identified flight legs that consistently create overload problems and cannot be accommodated in d.2. above. A local cap can exist for any duration as long as there is mutual agreement between the Postal Service and the supplier. The local AMC/AMF Manager may approve the request and adjust mail volume assignment accordingly.
(4) The supplier may submit a request for deviation from the established projected lift capacity at any time during the contract term. The supplier should normally allow at least 30 days for review prior to implementing procedures based on the request. If conditions exists which are beyond the control of the supplier, the supplier may request more immediate action; the Postal Service may approve such a request but reserves the right to modify its approval if after further review it is determined that the changed condition was known and sufficient time did exist for advance notification.
(5) The supplier must notify the Contracting Officer of every situation where change in airframe affect the lift capacity.
(6) The supplier must be aware that the reasonableness of a request for deviation will be determined in light of the quality of service being provided by the supplier, combined with the needs of the Postal Service.
(7) The supplier may be required to offer the Contracting Officer written explanation when requesting deviations from the Postal Service's estimate by aircraft type. The supplier may be required to offer written explanation when requesting deviations to the Postal Service estimate if the deviation will affect specific flights. The supplier will be required to offer written explanation when requesting deviations by flight leg.
(8) The Contracting Officer will grant deviations if sufficient explanation is provided by the supplier and the Contracting Officer, in consultation with other members of the Purchase Team, has determined that granting the deviation will be in the interest of the Postal Service.
(9) The granting of a deviation does not in itself relieve the supplier of the obligation to provide service as provided in the Statement of Work, unless the Contracting Officer has specifically approved the deviations citing each section exempt and the extent of the exemption.
(10) The Postal Service reserves the right to cancel previously approved deviations upon written notification to the supplier allowing sufficient time to make necessary adjustments.
(11) The supplier must identify flight restrictions or capacity caps that are due to quick turn operations.
(12) The Postal Service reserves the right, through the Area Office, Distribution Networks, to notify the air carriers corporate office of local caps established and/or requested by the supplier's local representative, whether or not such request has been approved.
(13) The supplier must notify the Contracting Officer in writing of flights that will be used to transport "PMPC mail" under separate contractual or other business arrangements with a designee (PMPC supplier) of the Postal Service. Appropriate adjustments to the projected lift capacity must be made to account for the boarding preference of this Priority Mail.
(14) Appropriate adjustments to the projected lift capacity must be made to account for the boarding priorities of all items listed in Clause B.1.a.1. At no time, without the written approval of the Contracting Officer or Manager, TMOR, should "Other Cargo Product" exceed 200 pounds on any one flight dispatch. The Postal Service reserves all space on all flights which are in the supplier's system, unless written approval is given by the Contracting Officer. In those instances where "Other Cargo Product" is loaded, and bumps mail, and the.ASYS-R-99-01 July 17, 1998
PAGE 26
supplier has failed to meet the requirements of this clause, a Code 5 irregularity will be issued.
e. Performance Measurement System
(1) Performance Measurement System Concept and Operating Components:
(a) The Performance Measurement System was designed to uniquely identify and track each piece of mail from the time it is scanned by the Postal Service at the origin processing facility until it is delivered to the Postal Service at the specified destination airport by the supplier. To track each piece of mail, computer hardware and software have been developed and procured by the Postal Service.
(b) The hardware required at the origin processing facility is a Scan-Where-You-Band(SWYB) system. SWYB reads a bar coded distribution label, weighs and assigns it to transportation and places a machine readable (10 character bar code) Dispatch and Routing (D&R) tag on each piece of mail (sack/outside) that will be tendered to the supplier. SWYB accounts for the time required to transport mail from the processing facility to the airport as well as the time required for the Postal Service to prepare the mail for tender to suppliers.
(c) Each D&R tag created by the SWYB system has a unique identification code. The code is comprised of the (1) destination Zip Code, (2) mail class and day of week, index number and weight. This information is then transmitted from the local host computer to the national host computer for maintenance and storage.
(d) At the destination airport, the time mail is delivered to the Postal Service is established and tested by Postal Service personnel using Performance Measurement scanners.
(e) Suppliers are tested on a random basis as determined by an automated sample design program. Mail is tested at the destination airport; the actual delivery time is entered into the scanner.
(f) The PM scanner records all of the bar coded information, including the actual delivery time of the mail and transmits via radio waves to a PM base station located near the local host computer. This information is then transmitted to the national host computer where it is matched with the origin scan to determine if the mail was delivered to the Postal Service by the scheduled delivery time. The scheduled delivery time is determined by adding a 60 minute buffer time and the mail due USPS time to the Official Airline Guide
(OAG) scheduled flight arrival time. The buffer time may change during the term of this contract in accordance with B.7.b.1, Delivery.
(g) PM also has provisions to disqualify mail (by piece or by flight) that is delivered late due to circumstances beyond the supplier's control. Interline transfers, flight capacity overloads created by USPS volume assignments, and unscheduled PM tests will automatically be disqualified in PM.
(h) Additionally, mail will be disqualified if the Postal Service fails to tender mail to the supplier in the prescribed and timely manner.
(2) Sampling and Estimation Procedures (3d.ed.1977, Ch.9A)
(a) The sample design is a classical stratified single-stage cluster design (see Cochran,
W.G., Sampling Techniques (3d.ed.1977, Ch.9A). This design is the basis for drawing a sample of mail from a given "target population," defined as all of the PM mail delivered by a given supplier to a given Airport Mail Center or Facility (the destination AMC/AMF) during a Postal Quarter..ASYS-R-99-01 July 17, 1998
PAGE 27
(b) For this application, a cluster is all of the PM mail pieces delivered to an AMC/AMF by the air carrier during a 24-hour day. A stratum is a calendar week's worth of mail, covered by one to seven days, depending on the days of the week on which the supplier has been delivering mail to the AMC/AMF recently (based on the Planned vs. Actual data history). Ordinarily, a minimum of two clusters are sampled per week. For example, if the supplier has historically delivered mail on every day of the week, a minimum of two days out of the seven are selected each week for recording that supplier's mail. "Single-stage" means recording all of the mail delivered by the supplier on the selected day.
(c) Estimating performance and the associated margin of error due to sampling are based on "combined ratio" formulas. The mail counts from the sampled clusters are expanded to obtain estimates of mail volume by week, for both on-time pieces and total pieces. Then, for example, to obtain a quarterly estimate of performance, the sum of 12 weekly on-time volumes is divided by the sum of 12 total volumes.
(d) With a record of the origin AMC/AMF for each mail piece in the sample, mail counts can be obtained by origin AMC/AMF for each destination AMC/AMF. This leads to performance estimates for the air carrier in a given "market" (an origin/destination pair served by the carrier), provided the sample data are sufficient for that market and carrier. By "sufficient" is meant a specified minimum number of tests (sampled clusters) in which pieces qualified for performance measurement were recorded, together with a specified number of qualified pieces recorded in those tests.
(3) Ranking Suppliers into Performance Groups: In each market, a set of air carriers to be compared with each other will be identified. The goal of the comparison (ranking) is to divide these suppliers into a group of highest performers, a group of second-highest performers, and so on. The ranking method adheres to the rule that any pair of suppliers with intersecting interval estimates of performance must be placed in the same group. The result will be from one to N groups, where N is the number of carriers being ranked. The larger the actual differences among suppliers and the shorter the interval estimates, the greater the number of performance groups that will arise, up to a maximum of N.
(4) Performance Measurement System Airports are listed in I.3 (see list of attachments)..ASYS-R-99-01 July 17, 1998
PAGE 28
Section C - Delivery or Performance
C.1 Contract Term
The term of this contract will be from 0001 hours (local military time), September 12, 1998 to 2359 hours (local military time), September 8, 2000, or subsequent dates as ordered by the Contracting Officer.
C.2 Period of Performance
a. Unless stated elsewhere in this solicitation, the period of actual service performance under this contract shall be from September 12, 1998 through September 8, 2000, or as subsequently modified by mutual agreement of the parties.
b. Certain tasks and documentation may be required after award of the contract but prior to the beginning of the period of performance, and certain documentation may be required after or during the period of performance. Details of these requirements are contained in Section E, Inspection and Acceptance, of this solicitation..ASYS-R-99-01 July 17, 1998
PAGE 29
Section D - Packaging and Marking
Section D is not applicable to this contract..ASYS-R-99-01 July 17, 1998
PAGE 30
Section E - Inspection and Acceptance
In addition to the requirements set forth in section J of this solicitation, the supplier may be required to present the certain information to the Contracting Officer or his/her designated representative for approval and/or acceptance prior to or during the period of performance. In addition to the information called for in Section J, please submit the following (if completed):
a.
  ----------------------------------
b.
  ----------------------------------
c.
  ----------------------------------
d.
  ----------------------------------
 ....ASYS-R-99-01 July 17, 1998
PAGE 34
(c) NFE1 + NFE2 = Adjusted Non-fuel related element of the line haul rate.
c. Limits for economic price adjustment . The economic price adjustment of this clause will be limited to a ceiling (not to exceed) 3% and will be limited to a floor (not to exceed) 3%. This limit is based on an average line haul distance of 500 miles.
d. Other Adjustments
(1) Other than described in Clause F.6.a, Fuel cost adjustment, Clause F.6.b, Economic adjustment, and G.12, Personnel Security, no cost adjustment is authorized, unless specifically stated elsewhere in this contract. If, however, an extraordinary event with large cost consequences occurs, such as new taxes imposed by the Federal Government or other extraordinary requirements of the FAA, the Contracting Officer will enter into discussions with suppliers to determine the cost effects of such events.
(2) Discussions with suppliers will begin within 30 days of the effective date of the event, to determine the effects on the compensation for services being provided for the transportation of mail under this contract.
(3) Any upward adjustment due, as determined by the Contracting Officer, in his exclusive discretion, will be uniformly made for all suppliers..ASYS-R-99-01 July 17, 1998
PAGE 35
Section G - Special Clauses
G.1 Definitions
As used in this solicitation and any resulting contract, the following terms have the following meanings:
a. ACT Tag: A Bar-coded tag used to assign mail to a contract by ACDCS scanning equipment. The bar-coded information includes the destination city (by Alpha Code) and the Mail class. After scanning (ACDCS operation), a routing label is attached to the ACT tag which contains flight information, weight of piece, etc.
b. Access to Mail: Access to mail as used in this contract refers to individuals who transport, sort, load and unload mail to and from ground equipment and to and from aircraft. This includes individuals who have direct supervisory duties in directing the transport, sort, load and unloading of mail to and from ground equipment and aircraft.
c. Air Contract Data Collection System (ACDCS): A network of equipment at airport mail centers/facilities that collects information on weight, destination, and routing of air shipments.
d. Air Reservation System: A Postal Service system for controlling the assignment of unit loads of mail to air supplier-provided available transportation capacity (by cube and weight) using near real-time
EDI data, monitoring in-transit movements of mail and providing transportation performance information.
e. Airport Mail Center (AMC)/Airport Mail Facility (AMF): A Postal Service mail facility located on or adjacent to an airport which dispatches or receives mail to or from air or surface carriers of mail and is officially known as an Airport Mail Center or Airport Mail Facility. Airport Mail Centers are usually larger then Airport Mail Facilities.
f. Buffer Time: The Postal Service has added a "buffer" to scheduled flight arrival to account for"normal" late flight operations. This "buffer" time is for Performance Measurement purposes ONLY.
It is not used for any other Postal Service delivery information. Initially this time is established as a 60 minute buffer. The Postal Service reserves the right to adjust the buffer time unilaterally, either by adding more time or reducing the time. Any buffer time adjustment will be applied uniformly to all suppliers at all air stop locations. Any buffer time adjustment will be effective after the close of the ground handling time open season. The Contracting Officer or Contracting Officer's representative will notify the supplier of buffer time changes prior to open season.
g. Close-out Time: The latest time that the Postal Service may assign mail to a specific routing. The "mail due supplier prior to departure" time from the
Specification: AMC/AMF Ground Handling Times is utilized to establish the close-out time. To the greatest extent possible, the Postal Service will establish close out times that are identical to all carriers at each origin. The close-out time will not be used to give one carrier advantage over another.
h. CON-CON: The concentration (amassing at specific points) and convoy (transport) of registered mail movement under controlled conditions. CON-CON is a USPS trademark.
i. Contracting Officer: The person executing this contract on behalf of the Postal Service, and any other officer or employee who is a properly designated Contracting Officer; the term includes, except as otherwise provided in the contract, the authorized representative of a Contracting Officer acting within the limits of the authority conferred upon that person..ASYS-R-99-01 July 17, 1998
PAGE 36
j. Contracting Officer's Representative (COR): Appointed by the Contracting Officer to perform administrative functions that do not involve a change in the cost or duration of contract performance.
(1) COR: Manager, Transportation Modal Operations & Requirements (TMOR), in consultation with other Postal officials is appointed as the Contracting Officers representative with authority to administer the contract. The Manager, TMOR, in consultation with other Postal officials is responsible for the networking and routing of mail under the ASYS-R contract.
The Manager, TMOR will administer supplier performance and the Postal Service Performance Measurement System, and is authorized to take contract action in deduction of Liquidated Damages in accordance with the Clause contained in the contract. The Manager, TMOR is authorized to negotiate, approve and sign orders and contract modifications changing ground handling times, projected lift capacity and methods of tender and delivery, provided the modifications have no effect on the cost or price of this contract. The Manager, TMOR may consult with suppliers on matters of operational performance. The Manager, TMOR is instrumental in resolving differences between field personnel and suppliers. The Manager, TMOR is a key member of the Purchase Team. The Manager, TMOR may delegate administrative responsibilities to staff members.
(2) COR: Manager, Logistics Systems is appointed as the Contracting Officers representative with authority to administer the Electronic Data Interchange
(EDI) contract requirements.
The Manager, Logistics Systems will advise suppliers of specific contract requirements through revisions to the Air Logistics EDI Specification. See Attachment I.4.
(3) COR: Managers, Distribution Networks (DN), Area Offices are appointed as the Contracting Officer's representatives with authority to administer the use (ordering) of service within the geographical area designated for their area. The Managers, DN monitor contract performance, review documented irregularities and conduct review meetings with suppliers.
The Managers, DN may delegate responsibility to staff members.
(4) COR: Managers, Airport Mail Centers & Airport Mail Facilities (AMC/AMFs) are appointed as the Contracting Officer representatives with authority to administer the tender and delivery of mail to and from suppliers. The Managers, AMC/AMFs monitor contract performance, are responsible for Performance Measurement testing, document irregularities, provide accurate manifests to airlines and consult locally with the supplier or supplier's representative regarding methods of tender/delivery and performance.
k. Delivery: The delivery of all mail to the destination AMC/AMF, or other designated delivery point in accordance with contract requirements.
l. Designated Delivery Point: The physical location designated for the delivery of mail at destination.
The designated delivery point is usually the Postal Service AMC/AMF but, if mutually agreed, it can also be located at another property on the airport. Suppliers may be required to deliver mail to more than one induction station or staging area within the AMC/AMF as described in I.4, Specification:
AMC/AMF Tender and Delivery Procedures.
m. Designated Tender Point: The physical location designated for the tender of mail to an air transportation supplier. The designated tender point is usually the Postal Service AMC/AMF but, if mutually agreed, can also be the air carrier facility or other property located on the airport property.
Suppliers may be required to accept the tender of mail at more than one sort or staging area within theAMC/AMF as described in I.4, AMC/AMF Tender and Delivery Procedures.
n. Dispatch Instructions: Instructions and coding on appropriate Postal Service manifests and reassignment manifests and/or Dispatch and Routing (D&R) Tags/ACT Tags or routing labels.
o. Domestic Mail Manual (DMM) - A directive that contains the basic USPS standards for domestic mail services; a description of and requirements for each mail class special service and ancillary service and conditions governing their uses; and standards for rate eligibility and mail preparation. It is one of six USPS policy manuals..ASYS-R-99-01 July 17, 1998
PAGE 37
p. D&R Tag: Dispatch and Routing Tag. A bar-coded tag attached to Postal Service containers and/or individual mail pieces. This tag contains specific flight routing instructions to be followed in the performance of the contract requirements.
q. Disqualified Mail Pieces: Those mail pieces that are delivered late to the Postal Service due to circumstances beyond the suppliers' control.
r. Electronic Data Interchange (EDI): Inter-organizational computer application to computer application, electronic interchange of structured business data using standardized format.
s. Express Mail: A mail class that provides US Postal Service overnight delivery service for mailable matter (up to 70 pounds), subject to certain standards. It is readily identified in an orange and blue pouch or as an outside piece (not pouched) containing the Postal Service Label 63A. Express Mail may be identified by an "E" or "S" designator coded on the Postal Service ACT/D&R tag. In some instances Express Mail may be identified with an "N" designator.
t. First Class Mail: A mail class that includes all matter wholly or partly in handwriting or typewriting, all actual and personal correspondence, all bills and statements of account, and all matter sealed or otherwise closed against inspection. First Class mail is readily identified in a green pouch, or in a corrugated or plastic letter or flat tray, or as an outside (not pouched) lacking any other identification.
First Class mail may also be identified by an "F" designator coded on the Postal Service ACT/D&R tag.
u. Great Circle Miles: The mileage between air stop points published by the Department of Transportation and measured in statute miles along a great circle track.
v. Hazardous Material: Any article or substance designated by the U.S. Department of Transportation(DOT) as being capable of posing an unreasonable risk to health, safety, and property during transportation. In international commerce, hazardous material is known as dangerous goods. Consult the Postal Service Domestic Mail Manual (DMM C023 Hazardous Matter) for mailable hazardous material.
w. Line Haul: The air transportation of mail between origin and destination.
x. Local Agreement: A local agreement is an agreement between an authorized representative of the Postal Service, such as AMC/AMF Manager, and an authorized local representative of the supplier, such as Station Manager, which allows changes to the designated tender and/or delivery point
(including multiple tender and/or delivery points) and the method of tender and delivery and the establishment of local caps for mail assignment.
y. Loose Sack: Any mail not tendered in postal loaded airline containers.
z. Mail: United States or foreign mail and any Postal Service owned sack or container in which such mail is tendered for transportation. Mail remains under the direction and continuing authority of the Postal Service from the time of acceptance by the Postal Service to the time of delivery to its addressee.
The term includes empty Postal Service owned sacks or containers.
aa. Mail Transport Equipment (MTE) - Containers used for mail processing or transportation within or between facilities by the USPS, its customers, or suppliers. These include general purpose mail containers, tray carts, bulk mail center containers, platform trucks/trailers, hampers, special purpose containers, in-plant and surface trays, pallets, sacks, and pouches.
bb. OAG: Official Airline Guide - a tool used by the supplier to provide flight information to the Postal Service for routing use.
cc. ORM-D: Material such as consumer commodity, which presents a limited hazard during transportation due to its form, quantity and packaging.
dd. Other Cargo Product: A cargo product of the supplier's choice other than US Mail..ASYS-R-99-01 July 17, 1998
PAGE 38
ee. Other Postal Supplier/s: As used in this solicitation, the term Other Postal Supplier refers to contracts the Postal Service has for the collection, transportation, distribution, and delivery of mails (or any combination of these services) with parties not necessarily performing services under the ASYS-R contract. The interchange of mail between suppliers must be authorized by the Postal Service whether or not the Postal Service is a direct contractual party to such interchange.
ff. Perishable Mail: For purposes of this contract, perishable mail is an item such as produce, live animal, or live plant, that can deteriorate in the mail and thereby lose value, create a health hazard, or cause a nuisance or disturbance under ordinary mailing conditions. Such matter usually requires special packaging and/or handling.
gg. Phantom Flight: Flights that are shown in the supplier's initial submission to the Official Airline Guide (OAG), but in reality do not operate. Phantom Flights may include, but are not limited to, flights that are listed under the supplier's schedule, but are operated by another carrier through a code share agreement or flights that are listed for supplier internal or marketing purposes.
hh. PM Mail: All mail measured under the Performance Measurement System.
ii. Postal Accounting Period (AP): A 4-week period that forms one thirteenth of the postal fiscal year. It begins on a Saturday and ends at the close of business on the Friday 4 weeks later.
jj. Postal Quarter (PQ): Each quarter will consist of three (or in the case of the fourth quarter of a Postal fiscal year, four) consecutive Postal Accounting Periods. (APs 1-3=PQ 1; APs 4-6=PQ 2; APs 7-9=PQ
3; APs 10-13=PQ 4).
kk. Priority Mail: A subclass of First Class Mail that weighs more than 11 ounces and usually consists of flats and parcels. Priority Mail is tendered in an orange pouch, flat tray, or as an outside (not pouched) containing Postal Service Label 106 or otherwise clearly marked as "Priority Mail." Priority mail may be identified by a "P" designator coded on Postal Service ACT/D&R tags.
ll. Priority Mail Processing Center Supplier: The Postal Service has established a business arrangement with a Priority Mail Processing Center
(PMPC) supplier under which that supplier is responsible for processing and arranging to transport Priority Mail to certain destinations. mm. Producer Price Index (PPI): The PPI is produced by the Bureau of Labor Statistics and measures average changes in selling prices received by domestic producers for their outputs. PPI data are based on selling prices reported by establishments of all sizes selected by probability sampling, with probability of selection proportionate to size. Individual items and transaction terms from these firms are also chosen by probability proportionate to size. Producer price indexes are based on a monthly sample of about 75,000 quotations, resulting in publication of over 10,000 different indexes each month.
nn. Purchase Team: The Purchase Team is made up of Postal Service business partners with an interest in the purchase; includes the organization requesting the purchase, the purchasing organization, and other organizations needed to help determine the objectives of the purchase as part of an overall business strategy.
oo. Qualified Mail Pieces: Those mail pieces that the supplier is expected to deliver to the Postal Service on time. This includes any Performance Measurement Program mail that is not disqualified.
pp. Quick Turns: A scheduled short time period between the aircraft arrival and departure time. Due to this extremely short time, the carrier is either unable to load mail onto the aircraft or is unable to fully utilize the aircraft belly capacity.
qq. Registered Mail: A special service by which, through a system of receipts, the Postal Service monitors the movement of the mailpiece from the point of acceptance by the Postal Service to delivery. The sender receives a receipt at the time of mailing, and a delivery record is kept at the post office of address. This service also provides optional indemnity in case of loss or damage. It is the most secure service offered by the Postal Service..ASYS-R-99-01 July 17, 1998
PAGE 39
rr. Secure Area: The physical location/s on the airport under the direct supervision and control of the supplier and not accessible to the general public.
ss. Staging Mail: Storing, in a secured area, mail which has been tendered to, and is awaiting transportation, by the supplier or pickup by the Postal Service or another Postal Service supplier. It can also refer to mail that has been flown to destination by a supplier, and is stored in a secured area awaiting delivery to the Postal Service delivery area.
tt. Supplier: The person or persons, partnership, or corporation named as supplier in this contract.
Formerly referred to as "contractor."
uu. Supplier's System: The supplier's entire domestic flight transportation schedule as determined by the schedules published in the Official Airline Guide and by other schedules the supplier provides the Official Airline Guide for exclusive distribution to the Postal Service.
vv. Tender Time: The latest time at which the supplier is required to accept mail from the Postal Service at origin.
ww. Terminal Handling: All ground handling of mail between pick-up at the designated tender point at origin and delivery at the designated delivery point at destination. This ground handling time includes sortation of mail to assigned flights where the Postal Service tenders mixed, loose sack mail to the air carrier. The ground handling time also includes loading and unloading of mail onto and off of aircraft, loading and unloading of loose sack mail into and out of airline transport equipment, drayage to and from aircraft and AMC/AMF, staging of mail, and, where interline transfers are required by another provision of this contract, delivery to the down-line connecting carrier. The supplier will not be required to receive or deliver mail using street vehicles for off airport operations. "Terminal Handling" includes any of the foregoing services performed at any airport.
xx. United States Postal Service (USPS): For purposes of this contract, the United States Postal Service will be referred to as "Postal Service."
G.2 Service Initiatives
During the term of this contract, the Postal Service may elect to allow special service initiatives that may lead to an ancillary agreement/s with one or more existing ASYS-R suppliers, to enhance the level of service. These are not Local Agreements as defined and referenced elsewhere in this contract.
G.3 Year 2000 Compliance for Electronic Information Supplied to the Postal Service Information supplied to the Postal Service by the supplier via electronic means must be year 2000 compliant by
September 10, 1999, the beginning of Postal Fiscal Year 2000. Compliance means that any information containing reference to the processing of date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and leap year calculations. In addition, supplier systems must accurately process date data (and date-related data) if the other systemsproperly exchange date data with it.
G.4 Suspension of Contract
a. In the event the supplier is unable to perform this contract, in whole or in part, for reasons beyond its control, such as Acts of God, acts of governments or governmental agencies, bomb threats, strikes, embargoes, or civil disturbances, this contract may be suspended by either party, in whole or in part, for such reasonable time as it takes for service to be restored.
b. If, during the term of the contract, the industry average cost of jet fuels (PPI, Commodity Code 057203) in the continental United States exceeds $2.00 per gallon for two consecutive months, either party may suspend the contract, without liability for indemnity or damages, upon 30 days written. ASYS-R-99-01 July 17, 1998
PAGE 40
notice to the other. When the contract has been suspended under this paragraph it may be reinstated only by the mutual agreement of the parties.
c. If the Federal Aviation Administration during the term of the contract, adopts regulations which mandate that the supplier screen some or all mail dispatched for transportation by aircraft within the United States for bombs, explosives or other hazardous materials, either party may suspend the contract during the period in which screening is required, as to mail subject to the screening requirement.
d. Notwithstanding paragraphs b. and c, the parties may, in lieu of suspension of the contract, negotiate additional compensation to cover the cost of screening of mail by the supplier.
e. If the contract is suspended under this clause, neither party shall be entitled to compensation for any costs or damages incidental or consequential thereto.
G.5 Clause B-75 Accountability of the Supplier (Non Highway) (January 1997) (Modified) Except as covered by the Liquidated Damages Clause:
a. The supplier shall supervise its operations and the operations of its subsuppliers which provide services under this contract personally or through representatives. The supplier or its supervising representatives must be easily accessible in the event of emergencies or interruptions in service.
b. In all cases, the supplier shall be strictly liable to the Postal Service for the Postal Service's actual damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other mistreatment while in the custody and control of the supplier or its subsuppliers. The supplier shall also be accountable and answerable in damages for the faithful performance of all other obligations assumed under this contract, whether or not it has entrusted part or all of its performance to another, except for any failure to perform that is excused by the Excusable Delays clause of this contract.
c. The supplier shall faithfully account for and deliver to the Postal Service all
(1) mail,
(2) moneys, and
(3) other property of any kind belonging to or entrusted to the care of the Postal Service, that come into the possession of the supplier during the term of this contract.
d. The supplier shall, promptly upon discovery, refund (i) any overpayment made by the Postal Service for service performed, or (ii) any payment made by the Postal Service for service not rendered.
G.6 Responsibility for Postal Property
a. In connection with service performance on this contract, the Postal Service may furnish certain property and/or equipment (such as air containers, tugs, or carts). If such equipment is furnished to the supplier, the appropriate COR and the supplier shall jointly inspect and inventory the items, and supply a copy of that inventory to the Contracting Officer if requested. The supplier will promptly notify the appropriate COR in the event it is tendered defective equipment and put said equipment out of service pending corrective action.
b. The supplier assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to any (i) Postal-furnished property listed above, or (ii) other Postal property delivered to the supplier during performance of this contract. However, the supplier is not responsible for reasonable wear and tear to such property. The supplier will take promptly all measures necessary to remedy any loss, destruction, or damage to Postal-furnished and other Postal property that exceeds reasonable wear and tear. ASYS-R-99-01 July 17, 1998
PAGE 41
G.7 Clause B-39 Indemnification (January 1997)
The supplier must save harmless and indemnify the Postal Service and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and/or liability resulting from, brought for, or on account of any personal injury or property damage received or sustained by any person, persons or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the supplier, any subsupplier, or any employee, agent, or representative of the supplier or any subsupplier.
G.8 FAA and Local Airport Authority Requirements
The supplier must comply with all lawful requirements of FAA and local airport authorities. This includes, but is not limited to, reporting flight schedules, weight and balance compliance, noise abatement, ramp access restrictions, deicing procedures, landing restrictions, and other matters within the jurisdiction of such authorities to include liability insurance.
G.9 Mail Security
a. The supplier and any subsupplier(s) will exercise due diligence to ensure the mail entrusted to them receives proper security by the employees of the supplier and any subsupplier(s) and that their employees are properly screened in accordance with the clause B.13, entitled Personnel Screening.
b. The supplier will immediately notify the Contracting Officer when a security deficiency is identified (security of the mail and personnel screening); advise the Postal Service of their plans to correct the security deficiency; provide the Postal Service a plan to prevent the security deficiency from reoccurring; and notify the Postal Service when the security deficiency has been corrected.
c. In the event losses do occur and investigation discloses a prime supplier or any subsupplier(s) failed to exercise due diligence in either performing security self-assessments or personnel screening, the Postal Service reserves the right to reduce or suspend mail tender to the supplier until it is determined that the deficiency has been corrected.
d. Annual Security Self-assessment: At a minimum, the supplier will conduct an annual security self-assessment of their operations and the operations of their subsuppliers to ensure that appropriate security procedures are in place to protect the mail. This self-assessment may be accomplished at any time between February 1 and April 30. A report must be submitted stating that the assessment was accomplished, and that appropriate corrective actions were taken or are underway to address any problems uncovered. Reports must also state that the supplier is adhering to the personnel screening requirements of this contract.
G.10 Other Postal Service Suppliers:
The Postal Service has entered, and in the future, may enter into separate contracts for the processing, transportation, and delivery of its Mail with one or more other parties. An ASYS-R supplier may enter into independent agreements with other such Postal Service suppliers; however in cases where the Postal Service is not a direct party to such independent agreements, the ASYS-R supplier agrees that the boarding priority and preference for such mail will be specified by the Postal Service in the Statement of Work, Mail Boarding Preference Sub-Clause. Mail tendered to ASYS-R suppliers under such independent agreements is however, exempt from the other Statement of Work, terms and conditions of this contract. The Contracting Officer may amend the Mail Boarding Preference Clause from time to time as it is determined to be necessary.
G.11 Service Contract Act Exemptions.ASYS-R-99-01 July 17, 1998
PAGE 42
a. 29 CFR 4.123(d)(1) exempts from the Service Contracts Act coverage "[C]ontracts entered into by the United States with common carriers for the carriage of mail by rail, air (except air star routes), bus, and ocean vessel, where such carriage is performed on regularly scheduled runs. . . over regularly established routes and accounts for an insubstantial portion of the revenue therefrom;. . . "
b. The exemption stated above will only apply when
(1) The service is commercially available, used regularly outside the Government, and normally sold by the supplier to the public in substantial quantities;
(2) Wages and fringe benefits paid under the contract are the same as the supplier pays employees providing similar service to commercial customers.
c. Suppliers may request an exemption to the Service Contracts Act
(1) in writing to the Contracting Officer. The supplier must certify that:
(2) The service provided is commercially available, used regularly outside the government, and normally sold by the supplier in substantial quantities;
(3) Wages and fringe benefits paid under the contract are the same as the supplier pays employees servicing the same equipment and providing similar services for commercial customers.
G.12 New Entries
a. During the term of this contract, the Postal Service may, if it is in its interest to do so, make additional awards to airline companies who were either
(1) not in existence at time of this solicitation or (2) were not provided a copy of the solicitation or (3) to airline companies who the Postal Service has determined it is in its interest to do so.
b. New entries to the ASYS-R-99-01 contract must accept the terms and conditions of this contract, including the set uniform rate of payment. New entries must submit all information required by this solicitation.
G.13 Performance Measurement The Postal Service expects suppliers to provide dependable, consistent and 98% on-time delivery of mail under the terms and conditions of this contract. Each supplier's on-time delivery of Priority Mail at selected airports will be measured by the Performance Measurement System
(PM) to determine the quality of service being provided. PM may also be used to determine the performance of other mail classes during the term of this contract. Mail loaded and delivered to the Postal Service in intact airline containers, which were loaded by the Postal Service, will not be measured under PM. Intact airline containers delivered late to the Postal Service will be processed as described in G.14, Quality Control - Postal Service
a. The Performance Measurement System was designed to uniquely identify and track each piece of mail from the time the Postal Service creates a Dispatch and Routing (D&R) Tag at the Origin processing facility until it is delivered to the Postal Service at the specified destination airport. At the destination airport, the actual delivery time of the PM mail will be established and each unique D&R tag scheduled for testing will be recorded with a PM hand scanner to determine each supplier's estimate of performance. A description of the PM concept and its operating components is described in sub-clause B.21.e, Performance Measurement System.
b. Airports that will conduct PM tests at the contract startup are listed in sub-clause B.21.e, Performance Measurement System. The Contracting Officer may add or delete airports from the PM list with two weeks advance notice to suppliers during the term of the contract..ASYS-R-99-01 July 17, 1998
PAGE 43
c. The volume of mail assigned to competing suppliers between origin and destination airports will be determined in part by their performance ranking under PM which is the most important factor. Availability of mail at the origin, flight selection criteria, and scheduled AMC/AMF delivery time will also be factors considered in the tender of mail to suppliers.
d. Determination of On-Time Mail Delivery:
(1) The scheduled delivery time of mail is determined by adding each supplier's "Mail due USPS" time to the scheduled OAG flight arrival time. The Postal Service may determine that a buffer time should apply to account for ATC, weather or mechanical delays. At the start of this contract the buffer time established by the Postal Service is 60 minutes. The Postal Service may adjust this buffer time unilaterally by adding more time or reducing the time. Buffer Time will be used for Performance Measurement scores ONLY. It should not be considered as additional "Mail due USPS time."
(2) Mail will be considered delivered when it arrives at the designated delivery point and the supplier is prepared to unload as required in the Statement of Work. The Postal Service may also consider mail delivered in instances where the supplier is unable to deliver the mail to the designated delivery point, provided the supplier advises the local AMC/AMF Manager or his designee.
e. Establishing estimates of performance for on-time delivery of mail:
Estimates of performance will be based on the PM Sampling and Estimation Procedures as described in sub-clause B.21.e, Performance Measurement System. Mail that arrives late on flight legs that have been disqualified will not be included in estimates of performance. Mail that arrives on time from disqualified flight legs will be included in the estimate of performance.
(1) Qualified mail pieces are those mail pieces that the supplier is expected to deliver on-time.
Mail that is affected by air traffic control (ATC) delays, weather or other Acts of God will be considered qualified mail pieces, since each supplier competing in the same origin/destination market would be equally affected over time.
(2) Automatic/Programmatic Disqualification of Mail Volume.
(a) If the volume of mail assigned by the USPS exceeds the volume established under I.7, Specification: Projected Lift Capacity for Mail by 20% or less, there will be no automatic/programmatic disqualification. If the volume of mail assigned exceeds the volume established under I.7, Specification:
Projected Lift Capacity for Mail by 21% or more, the Performance Measurement Program will automatically disqualify the mail volume assigned to that flight.
(b) All interline mail.
(c) Mail not scheduled for testing by the PM test schedule.
(3) Postal Service disqualifications are any failure of the Postal Service to tender mail to the supplier in the prescribed and timely manner as required by the terms and conditions of this contract.
f. Other Disqualification of Mail
(1) The Postal Service will make a fair and reasonable attempt to identify all mail that should be disqualified as defined above. The PM computer system and Postal Service personnel will be used to disqualify mail.
(2) The supplier may request, locally, additional disqualification of mail volume. The supplier must provide the local AMC/AMF Manager with sufficient and specific information to allow the AMC/AMF Manager to make a decision on approval or non-approval of the request..ASYS-R-99-01 July 17, 1998
PAGE 44
(3) The latest day that the supplier may request that mail be disqualified is the Tuesday following the close of the week that the test was conducted. Weekly PM tests are scheduled Saturday through the following Friday.
g. Testing PM mail at the Postal Service delivery point (1) The PM sample size (number of 24 hour tests) and test schedule will be based on principles of probability sampling. The scheduled test dates for each supplier in PM are Postal Service confidential information. Suppliers are not authorized to obtain advance notification of PM schedules.
(2) The number of tests may be increased for low performing suppliers when the interval estimates of performance prevent the Postal Service from ranking suppliers in discrete performance groups.
h. The supplier's estimates of performance will be determined by the total number of qualified PM mail pieces that were delivered on time as estimated from the sample divided by the total number of qualified PM mail pieces as estimated from the sample to establish the estimated percent of pieces delivered on time. Each supplier's performance score will be expressed as plus or minus its 80% margin of error, to yield an interval estimate of performance. Sampling and Estimation Procedures are described in sub-clause B.21.e, Performance Measurement System.
i. Performance rankings will be calculated (1) by supplier, nationally, (2) by supplier, destination airport and (3) by supplier, origin airport, destination airport on a weekly, quarterly and roll up quarterly-to-date basis. Only quarterly performance rankings will be used to increase mail volumes tendered to suppliers in higher performance groups.
j. The Postal Service may use weekly or Accounting Period PM data to reduce the volume of PM mail tendered to a supplier if the supplier's performance impacts the Postal Service's customer service achievement goals.
k. Ranking Suppliers into Performance Groups: Suppliers will be ranked into performance groups based on their PM on-time delivery interval estimates of performance for qualified pieces of mail. The Procedure for ranking suppliers into performance groups is described in sub-clause B.21.e, Performance Measurement System.
l. Ranking of Suppliers not Sampled:
(1) Suppliers that have not competed in a specific origin/destination market for a PM quarter will not be compared with suppliers that have been grouped based on their quarterly PM performance. Suppliers that achieve the Postal Service's performance goals will be given consideration for the tender of mail volumes over suppliers that have not provided service in a specific market for a PM quarter.
(2) The Manager, Distribution Networks (DN) may use a new supplier or a supplier who has not performed for a complete quarter, if the service provided by other suppliers in a specific market is unsatisfactory or the new supplier's flight schedule provides better service to the Postal Service. The volume of mail tendered will be based on the weekly or AP performance of the selected supplier.
m. The Postal Service's Quality Control Program (PS Form 2759) will be used for all mail not included in the Performance Measurement System.
n. Mail volume may be shifted from a poor performing carrier to a better performing carrier based on the Performance Measurement scores. The mail volume to be shifted will be determined by the Postal Service and is not limited to Priority Mail. If there is no alternate service available in a market served by a poor performing carrier, the Postal Service may shift mail volume from other markets being served by the poor performing carrier. In determining from what other markets to shift mail, the Postal Service will first consider shifting mail from the poor performing origin to other destinations. ASYS-R-99-01 July 17, 1998
PAGE 45
G.14 Quality Control - Postal Service
a. Notwithstanding the Performance Measurement Clause, above, the Postal Service reserves the right to adjust the supplier's performance score based on other Postal Service Quality Control criteria.
b. The following actions or failures to act by the supplier are irregularities under this contract and will be considered in adjusting the supplier's performance score:
(1) Code 1. Failure to Load at Origin (refusal): A refusal or failure to load mail tendered at origin on the flight indicated on the D&R tag and/or dispatch document, and in accordance with the Boarding Preference stated in the Mail Boarding Preference Sub-Clause. The supplier's performance score will not be adjusted downward if the supplier's failure to transport mail is due to:
i. Volume tendered is in excess of the supplier's reported aircraft capacity for mail volume.
ii. Airport closures.
iii. Restricted flight.
iv. Flight not listed in planned routes file.
v. Volume tendered is normally routed on another supplier's service.
vi. Late tender of mail by the Postal Service at origin.
(b) The supplier may be required to submit an aircraft load manifest. For those suppliers who are EDI compliant, you must supply the aircraft load manifest through the EDI system.
c. Code 2. Delivered to Wrong Destination: Mail is turned in to a postal unit at a point other than the intended destination as shown on the routing label or dispatch document.
d. Code 3. Delayed Delivery: The supplier fails to deliver mail to the designated delivery point at destination within the scheduled delivery time.
(1) For all mail, the scheduled delivery time is the scheduled arrival time, as published in the OAG, plus the number of minutes specified in I.2,
Specification: AMC/AMF Ground Handling Times, mail due USPS time. Buffer Time will be used for Performance Measurement scores ONLY. It should not be considered as additional "Mail due USPS time."
(2) "Delivery" is defined as the time when the supplier arrives at the designated delivery point and is prepared to begin unloading the mail.
(3) Code 3 failures for Priority Mail will normally be recorded through the Performance Measurement Program.
e. Code 4. Reserved.
f. Code 5. Failure to Protect. There are three categories in which the supplier can fail to protect the mail.
(1) Failure to Safeguard or Protect the Mail: The supplier fails to protect or safeguard the mail from inclement weather, loss, depredation or other hazards while in the control or custody of the supplier or his subsupplier. This includes, but is not limited to the following:
(a) Failure to prevent unauthorized persons from having access to the mail.
(b) Failure to transport mail on the ground in carts, containers or other vehicles securely enclosed to protect the mail from loss or damage..ASYS-R-99-01 July 17, 1998
PAGE 46
(c) "Dropped Mail" - Any piece of mail which is found unattended and out of the supplier's (or their subsupplier's) control.
(2) Failure to Notify: The supplier fails to notify the Postal Service officials concerning:
(a) A cancellation or change in service.
(b) A diversion of aircraft.
(c) A change in aircraft.
(d)
(3) Failure to provide accurate flight schedules.
(a) The supplier's failure to provide OAG with identification of "Phantom flights,"which causes the OAG download provided to the Postal Service to contain unidentified duplicate and/or "Phantom flights."
(b) The supplier's failure to provide OAG with updated and accurate schedules which reflect actual times and dates that flights operate. This causes the OAG download provided to the Postal Service to contain inaccurate information which could be used by Postal Service routing personnel in mail assignment. This probably will cause the Starship routing report to contain inaccurate information.
(4) Repeated Irregularities: In the event of repeated irregularity occurrences, the Postal Service retains the right to reduce or suspend the flow of mail tendered to the supplier until such cause of the irregularity is corrected. The Postal Service may also terminate the contract for default under H.8, Clause B-13, Termination for Default.
(5) When an irregularity has occurred or is suspected of having occurred and upon request of the Contracting Officer or Contracting Officer Representative, the supplier must provide the Postal Service with a copy of the cargo load manifest for the flight in question. Failure to provide this document will be viewed as an admission that the irregularity could have been prevented had the supplier exercised reasonable controls.
G.15 Repossession of Mail by the Postal Service
a. The Postal Service may at any time require the supplier to turn into the local AMC/AMF or to another carrier, any or all of the mail in its possession at that location or may take possession of such mail from the supplier.
b. Upon notification by the Postal Service, the supplier will turn repossessed mail into the local AMC/AMF, when directed by an authorized Postal official, within the allotted time described in Specification: AMC/AMF Ground Handling Times under the heading of "MAIL DUE USPS" time.
c. Upon notification by the Postal Service, the supplier will turn repossessed mail to a gaining carrier, when directed by an authorized Postal official, within the allotted time described in Specification:
AMC/AMF Ground Handling Times under the heading of "FIELD TRANSFERS", "INTER".
d. In the event of repossession the Postal Service may deduct from compensation due the supplier the following:
(1) Mail repossessed at origin, manifested to the supplier, all line haul and terminal handling charges.
(2) Mail repossessed at a location other than origin, the line haul portion of the mail from the point of repossession to the planned destination of the mail. ASYS-R-99-01 July 17, 1998
PAGE 47
e. The Postal Service will provide the supplier with a copy of the reassignment manifest related to anyrepossessed mail (PS Form 2734A) in a timely manner, subject to local agreement.
f. The Postal Service reserves the right to assess damages in accordance with the Accountability of the Supplier Clause.
G.16 Liquidated Damages
With regard to the irregularities enumerated in the Quality Control - Postal Service Clause, the supplier agrees that the following liquidated damages will be assessed in lieu of actual damages:
a. Code 1 - Failure to Load at Origin: $100.00 per flight, at origin airport, when the failure to load is due to the supplier's exceeding the 200 pound (or other approved) allowance for "Other Cargo Product."
b. Code 2 - Delivered to Wrong Destination: None
c. Code 3 - Delayed Delivery: None
d. Code 4 - Reserved: None
(1) Code 5 - Failure to Protect: The Postal Service reserves the right to assess liquidated damages at a rate of $100.00 per incident.
G.17 Postal Service Employees Allowed Access
The supplier must allow postal officials showing proper credential access to all buildings, field areas, ground equipment being used to sort, stage or transport mail under this contract or under any subcontract services performed under this contract.
G.18 Protection of the Mail
The supplier shall protect and safeguard the mail from loss, depredation, or damage while in the supplier's custody or control. The supplier shall prevent unauthorized persons from having access to the mail. The supplier shall transport mail on the ground in securely closed carts, containers, or vehicles. The supplier shall cooperate with the Postal Service in investigations regarding loss or theft of mail that allegedly occurred while the mail was in the suppliers possession.
G.19 Local Agreements
Local Agreements are allowed under this contract with the expressed purpose of enabling cooperative interaction between the parties to provide for the safe, efficient, secure, consistent, and economical transportation of the mail. Both suppliers and Postal Service personnel are encouraged to work toward this end, especially in items related to local tender and delivery. The following conditions are placed upon local agreements as defined in the Definitions Clause:
(1) No adjustment to the rate is authorized for local agreements.
(2) The local agreement must be in writing and signed by both the authorized Postal Service and supplier representative. (Agreements relating to intermittent local caps do not need to be in writing.)
(3) If there is any conflict between the local agreement and the terms and conditions of this contract, the contract is controlling.
(4) Each supplier (airline) will determine at which level, within its own company, a "local" agreement can be authorized. ASYS-R-99-01 July 17, 1998 PAGE 48
Part 2 - Clauses and Attachments
Section H - General Clauses
H.1 Clause B-2 Changes (January 1997) (B.2.1)
a. The Contracting Officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:
(1) Drawings, designs, or specifications when supplies to be furnished are to be specially manufactured for the Postal Service in accordance with them.
(2) Statement of work or description of services.
(3) Method of shipment or packing.
(4) Place of delivery of supplies or performance of services.
(5) Delivery or performance schedule.
(6) Postal Service-furnished property or facilities.
b. Any other written or oral order (including direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change will be treated as a change order under this clause, provided that the supplier gives the Contracting Officer written notice stating (1) the date, circumstances, and source of the order and (2) that the supplier regards the order as a change order.
c. If any such change affects the cost of performance or the delivery schedule, the contract will be modified to effect an equitable adjustment.
d. The supplier's claim for equitable adjustment must be asserted within 30 days of receiving a written change order. A later claim may be acted upon
but not after final payment under this contract   if the Contracting Officer
decides that the facts justify such action.
e. Failure to agree to any adjustment is a dispute under the Claims and Disputes clause. Nothing in that clause excuses the supplier from proceeding with the contract as changed.
H.2 Clause B-3 Contract Type (January 1997) (B.2.1)
This is a Regular Air System contract, as defined in PM 4.5.5.b.1, and 4.5.d.1.d (Air System Set Rate).
H.3 Clause B-5 Certificate of Conformance (January 1997) (B.2.1)
a. When authorized in writing by the Contracting Officer, the supplier may use a Certificate of Conformance for supplies or services that would otherwise require inspection. The right of inspection under the inspection provisions of this contract is not prejudiced by this procedure.
b. The supplier's signed certificate must be attached to the inspection or receiving report.
c. The Postal Service has the right to reject defective supplies or services within a reasonable time after delivery, by written notification to the supplier. The supplier must promptly replace, correct, or repair the rejected supplies or services at the supplier's expense..ASYS-R-99-01 July 17, 1998
PAGE 49
d. "I certify that on              ( supplier insert date), the
                     --------------                            ---------------
(insert supplier's name) furnished the supplies or services called for by


e. Contract No. Via                  ( carrier) on           ( identify the
                   ------------------             -----------
bill of lading or
shipping document) in accordance with all applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking
f. requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance documents."
Date of Execution:
                  -----------
Signature:
           ------------------
Title:
        ---------------------
H.4 Clause B-8 Assignment of Claims (January 1997) (B.2.1)
a. If this contract provides for payments aggregating $10,000 or more, claims for monies due or to become due from the Postal Service under it may be assigned to a bank, trust company, or other financing institution, including any federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any assignment or reassignment must cover all amounts payable and must not be made to more than one party, except that assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in financing this contract. No assignment or reassignment will be recognized as valid and binding upon the Postal Service unless a written notice of the assignment or reassignment, together with a true copy of the instrument of assignment, is filed with:
(1) The Contracting Officer;
(2) The surety or sureties upon any bond; and
(3) The office, if any, designated to make payment, and the Contracting Officer has acknowledged the assignment in writing.
b. Assignment of this contract or any interest in this contract other than in accordance with the provisions of this clause will be grounds for termination of the contract for default at the option of the Postal Service.
H.5 Claims and Disputes (CLAUSE B-9) (JANUARY 1997 )
a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) ("the Act").
b. Except as provided in the Act, all disputes arising under or relating to this contract must be resolved under this clause.
c. "Claim", as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the supplier seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph c(2) below. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act by complying with the submission.ASYS-R-99-01 July 17, 1998
PAGE 50
and certification requirements of this clause, if it is disputed either as to liability or amount and is not acted upon in a reasonable time.
(1) A claim by the supplier must be made in writing and submitted to the Contracting Officer for a written decision. A claim by the Postal Service against the supplier is subject to a written decision by the Contracting Officer.
(2) For supplier claims exceeding $100,000, the supplier must submit with the claim the following certification: "I certify that the claim is made in good faith, that the supporting data are accurate and complete to the best of my knowledge and belief, that the amount requested accurately reflects the contract adjustment for which the supplier believes the Postal
Service is liable, and that I am duly authorized to certify the claim on behalf of the supplier."
(3) The certification may be executed by any person duly authorized to bind the supplier with respect to the claim.
d. For supplier claims of $100,000 or less, the Contracting Officer must, if requested in writing by the supplier, render a decision within 60 days of the request. For supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the supplier of the date by which the decision will be made.
e. The Contracting Officer's decision is final unless the supplier appeals or files a suit as provided in the Act.
f. When a claim is submitted by or against a supplier, the parties by mutual consent may agree to use an alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as described in d(2) of this clause must be provided for any claim, regardless of dollar amount, before
ADR is used.
g. The Postal Service will pay interest on the amount found due and unpaid from:
(1) The date the Contracting Officer receives the claim (properly certified, if required); or
(2) The date payment otherwise would be due, if that date is later, until the date of payment.
h. Simple interest on claims will be paid at a rate determined in accordance with the Interest clause.
i. The supplier must proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract, and comply with any decision of the Contracting Officer.
H.6 Clause B-10 Pricing of Adjustments (January 1997) (B.2.1)
When costs are a factor in determining any contract price adjustment under the Changes clause or any other provision of this contract, chapter 5 of the USPS Purchasing Manual in effect on the date of this contract will serve as a guide in negotiating the adjustment.
H.7 [reserved for future use]
H.8 Clause B-13 Termination for Default (January 1997)
a.
(1) The Postal Service may, subject to paragraphs c and d below, by written notice of default to the supplier, terminate this contract in whole or in part if the supplier fails to:.ASYS-R-99-01 July 17, 1998
PAGE 51
(a) Complete the requirements of this contract within the time specified in the contract or any extension;
(b) Make progress, so as to endanger performance of this contract (but see paragraph d below); or
(c) Perform any of the other provisions of this contract (but see subparagraph
1.2 following).
(2) The Postal Service's right to terminate this contract under a.1.b and a.1.c above may be exercised if the supplier does not cure the failure within ten days (or more if authorized in writing by the Contracting Officer) after receipt of the notice from the Contracting Officer specifying the failure.
b. If the Postal Service terminates this contract in whole or in part, it may acquire similar supplies or services or complete the work, and the supplier will be liable to the Postal Service for any excess costs.
However, the supplier must continue the work not terminated.
c. Except for defaults of subsuppliers at any tier, the supplier is not liable for any excess costs if the failure to perform the contract arises from causes beyond the control and without the fault or negligence of the supplier.
d. If the failure to perform is caused by the default of a subsupplier at any tier, and if the cause of the default is beyond the control of both the supplier and subsupplier, and without the fault or negligence of either, the supplier is not liable for any excess costs for failure to perform, unless the subsupplier supplies or services were obtainable from other sources in sufficient time for the supplier to meet the required delivery schedule.
e. If this contract is terminated for default, the Postal Service may require the supplier to transfer title and deliver to the Postal Service, as directed by the Contracting Officer, any completed supplies, partially completed supplies, and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights that the supplier has specifically produced or acquired for the terminated portion of this contract. Upon direction of the Contracting Officer, the supplier must also protect and preserve property in its possession in which the Postal Service has an interest.
f. The Postal Service will pay the contract price for completed items delivered and accepted. The supplier and Contracting Officer may agree on the amount of payment for items delivered and accepted under paragraph d above for the protection and preservation of the property. Failure to agree will be a dispute under the Claims and Disputes clause. The Postal Service may withhold from these amounts any sum the Contracting Officer determines to be necessary to protect the Postal Service against loss because of outstanding claims.
g. If, after termination, it is determined that the supplier was not in default, or that the delay was excusable, the rights and obligations of the parties will be the same as if the termination had been issued for convenience.
h. The rights and remedies of the Postal Service under this clause are in addition to any other rights and remedies provided by law or under this contract.
H.9 Clause B-14 Examination of Records (January 1997) (B.2.1)
a. The Postal Service and its authorized representatives will, until three years after final payment under this contract, or for any shorter period specified for particular records, have access to and the right to examine any directly pertinent books, documents, papers, or other records of the supplier involving transactions related to this contract.
b. The supplier agrees to include in all subcontracts under this contract a provision to the effect that the Postal Service and its authorized representatives will, until three years after final payment under the subcontract, or for any shorter specified period for particular records, have access to and the right to.ASYS-R-99-01 July 17, 1998
PAGE 52
examine any directly pertinent books, documents, papers, or other records of the subsupplier involving transactions related to the subcontract. The term subcontract as used in this clause excludes:
(1) Purchase orders; and
(2) Subcontracts for public utility services at rates established for uniform applicability to the general public.
H.10 Clause B-15 Notice of Delay (January 1997) (B.2.1)
Immediately upon becoming aware of any difficulties that might delay deliveries under this contract, the supplier will notify the Contracting Officer in writing of them. The notification must identify the difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice may preclude later consideration of any request for an extension of contract time.
H.11 Clause B-20 Invoices (January 1997) (B.2.1)
a. The supplier's invoices must be submitted before payment can be made.
b. The supplier agrees that submission of an invoice to the Postal Service for payment is a certification that:
(1) Any services being billed for have been performed in accordance with the contract requirements; and
(2) Any supplies for which the Postal Service is being billed have been shipped or delivered in accordance with shipping instructions issued by the Contracting Officer in the quantities shown on the invoice, and that the supplies are in the quantity and of the quality designated in the contract.
c. To ensure prompt payment, an invoice must be submitted for each destination and each shipment.
Each invoice must contain:
(1) The supplier's name and address;
(2) The contract number;
(3) Any applicable task or delivery order number;
(4) A description of the supplies or services and the dates delivered or performed;
(5) The point of shipment or delivery;
(6) Any applicable unit prices and extensions;
(7) Shipping and payment terms; and
(8) Any additional information required by the contract.
H.12 Clause B-21 Change-Order Accounting (January 1997) (B.2.1)
The Contracting Officer may require change-order accounting whenever the estimated cost of a change or series of related changes exceeds $100,000.The supplier, for each change or series of related changes, must maintain separate accounts, by job order or other suitable accounting procedure, of all incurred segregable,.ASYS-R-99-01 July 17, 1998
PAGE 53
direct costs (less allocable credits) or work, both changed and not changed, allocable to the change. The supplier will maintain such accounts until the parties agree to an equitable adjustment for the changes ordered by the Contracting Officer or the matter is finally disposed of in accordance with the Claims and Disputes clause.
H.13 Clause B-22 Interest (January 1997) (B.2.1)
The Postal Service will pay interest on late payments and unearned prompt payment discounts in accordance with the Prompt Payment Act, 31 U.S.C. 3901 et. seq., as amended by the Prompt Payment Act Amendments of 1988, P.L. 100-496.
H.14 Clause B-25 Advertising of Contract Awards (January 1997) (B.2.1)
Except with the Contracting Officer's prior approval, the supplier agrees not to refer in its commercial advertising to the fact that it was awarded a Postal Service contract or to imply in any manner that the Postal Service endorses its products.
H.15 Clause B-26 Protection of Postal Service Buildings, Equipment, and Vegetation (January 1997)
The supplier must use reasonable care to avoid damaging buildings, equipment, and vegetation (such as trees, shrubs, and grass) on the Postal Service installation. If the supplier fails to do so and damages any buildings, equipment, or vegetation, the supplier must replace or repair the damage at no expense to the Postal Service, as directed by the Contracting Officer. If the supplier fails or refuses to make repair or replacement, the supplier will be liable for the cost of repair or replacement, which may be deducted from the contract price.
H.16 Clause B-27 Performance at Occupied Postal Premises (January 1997)
a. In performing this contract, the supplier must:
(1) Comply with applicable Occupational Safety and Health Standards (29 CFR
1910) promulgated pursuant to the authority of the Occupational Safety and Health Act of 1970;
(2) Comply with any other applicable federal, state, or local regulations governing work place safety to the extent they do not conflict with a.1 above; and
(3) Take all other proper precautions to protect the safety and health of the supplier's employees, Postal Service employees, and the public.
b. The supplier must coordinate its use of the premises with the installation head or other representative designated by the Contracting Officer. Subjects of this coordination include the designation of work and storage areas; the extent, if any, of use by the supplier of Postal Service tools and equipment; the furnishing by the supplier of appropriate signs and barricades to exclude unauthorized personnel from the work areas and to call attention to hazards and dangers; and other matters relating to the protection of Postal Service employees and property.
H.17 Clause B-29 Order of Precedence (January 1997) (B.2.1).ASYS-R-99-01 July 17, 1998
PAGE 54
Any inconsistency in the provisions of a solicitation, a contract awarded under a solicitation, or a contract awarded without the issuance of a written solicitation will be resolved by giving precedence in the following order:
(1) The Schedule.
(2) The solicitation provisions and instructions.
(3) Special clauses and general clauses.
(4) Provisions contained in attachments or incorporated by reference.
H.18 Clause B-30 Permits and Responsibilities (January 1997) (B.2.1)
The supplier is responsible, without additional expense to the Postal Service, for obtaining any necessary licenses and permits, and for complying with any applicable federal, state, and municipal laws, codes, and regulations in connection with the performance of the contract. The supplier is responsible for all damage to persons or property, including environmental damage, that occurs as a result of its omission(s) or negligence.
The supplier must take proper safety and health precautions to protect the work, the workers, the public, the environment, and the property of others.
H.19 Clause B-71 Termination for Convenience (Transportation) (January 1997) The Contracting Officer, on thirty days written notice, may terminate this contract or the right to perform under it, in whole or in part , when such action is in the best interest of the Postal Service. When a termination is effected under this clause, in the case of a highway transportation or domestic water transportation contract, the supplier shall be paid as liquidated damages the sum provided for in the Changes (Transportation) clause. For any other type of surface transportation contract, the Postal Service shall not be liable for any damages for a termination effected under this clause. The liquidated damages permitted by this contract, if any, constitute the supplier's full remedy for a whole or partial termination under this clause.
H.20 Clause B-76 Excusable Delays (Mail Transportation Non Highway) (January
1997)
a. Except with respect to defaults of subsuppliers, the supplier will not be in default by reason of any failure in performing this contract in accordance with its terms (including any failure to make progress in the prosecution of the work that endangers performance) if the failure arises out of causes beyond the control and without the fault or negligence of the supplier. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the government in its sovereign capacity or of the Postal Service in its contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather, but in every case the failure to perform must be beyond the control and without the fault or negligence of the supplier.
b. If failure to perform is caused by the failure of a subsupplier to perform or make progress and arises out of causes beyond the control of both the supplier and subsupplier, and without the fault or negligence of either, the supplier will not be deemed to be in default, unless the supplier failed to take immediate, reasonable and prudent action to (i) replace its subsupplier or to (ii) otherwise mitigate the effects of its subsupplier's problems.
c. Upon request of the supplier, the Contracting Officer shall ascertain the facts and extent of failure, and if the Contracting Officer determines that any failure to perform was occasioned by any of the said causes, the delivery schedule shall be revised accordingly, subject to the rights of the Postal Service under any termination clause included in this contract.
d. As used in this clause, the terms "subsupplier" and "subsuppliers" mean subsupplier(s) at any tier..ASYS-R-99-01 July 17, 1998
PAGE 55
H.21 Clause B-77 Protection of the Mail (January 1997)
The supplier must protect and safeguard the mail from loss, theft, or damage while it is in the supplier's custody or control and prevent unauthorized persons from having access to the mail.
H.22 Clause B-78 Renewal (January 1997)
This contract may be renewed by mutual agreement of the parties.
H.23 Clause B-80 Laws and Regulations Applicable (January 1997)
This contract and the services performed under it are subject to all applicable federal, state and local laws and regulations. The supplier shall faithfully discharge all duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits, licenses, and other authorities required to perform this contract.
H.24 Clause B-81 Information or Access by Third Parties (January 1997)
The Postal Service retains exclusive authority to release any or all information about mail matter in the custody of the supplier and to permit access to that mail in the custody of the supplier. All requests by non postal individuals (including employees of the supplier) for information about mail matter in the custody of the supplier or for access to mail in the custody of the supplier must be referred to the Contracting Officer or his or her designee.
H.25 Clause 1-5 Gratuities or Gifts (January 1997)
a. The Postal Service may terminate this contract for default if, after notice and a hearing, the Postal
Service Board of Contract Appeals determines that the supplier or the supplier's agent or other representative:
(1) Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee of the Postal Service; and
(2) Intended by the gratuity or gift to obtain a contract or favorable treatment under a contract.
b. The rights and remedies of the Postal Service provided in this clause are in addition to any other rights and remedies provided by law or under this contract.
H.26 Clause 1-6 Contingent Fees (January 1997) (1.9.2)
a. The supplier warrants that no person or selling agency has been employed or retained to solicit or obtain this contract for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide, established commercial or selling agencies employed by the supplier for the purpose of obtaining business.
b. For breach or violation of this warranty, the Postal Service has the right to annul this contract without liability or to deduct from the contract price or otherwise recover the full amount of the commission, percentage, brokerage fee, or contingent fee.
H.27 Clause 3-1 Participation of Small, Minority and Women-owned Business (January 1997).ASYS-R-99-01 July 17, 1998
PAGE 56
a. The policy of the Postal Service is to encourage the participation of small, minority and woman-owned business in its purchases of supplies and services to the maximum extent practicable consistent with efficient contract performance. The supplier agrees to follow the same policy in performing this contract.
b. The supplier will submit a report to the Contracting Officer within 10 calendar days after the end of each quarter, describing all subcontract awards to small, minority, or woman-owned businesses. The supplier agrees to cooperate in any studies or surveys related to small, minority and woman-owned business subcontracting that may be conducted by the Postal Service.
H.28 Clause 3-2 Small, Minority and Women-owned Business Subcontracting Requirements (January
1997)
a. Definitions
(1) Affiliates. Businesses connected by the fact that one controls or has the power to control the other, or a third party controls or has the power to control both. Factors such as common ownership, common management, and contractual relationships must be considered.
Franchise agreements are not considered evidence of affiliation if the franchisee has a right to profit in proportion to its ownership and bears the risk of loss or failure.
(2) Commercial product. A product in regular production that is sold in substantial quantities to the general public and/or industry at established catalog or market prices. As used in this clause, it also means any product that, in the opinion of the Contracting Officer, differs only insignificantly from the supplier's commercial product.
(3) Dominant. This includes being a controlling or major influence in a market in which a number of businesses are primarily engaged. Factors such as business volume; number of employees; financial resources; competitiveness; ownership or control of materials, processes, patents, and license agreements; facilities; sales territory; and nature of the business must be considered.
(4) Minority business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, or Asian-Americans. (Native
Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchea (Cambodian), Taiwanese, in the U.S. Trust Territories of the Pacific Islands or in the Indian subcontinent.)
(5) Number of employees. Average employment (including domestic and foreign affiliates), based on the number of people employed (whether full-time, part-time, or temporary), during each pay period of the preceding 12 months, or, if the business has been in existence less than 12 months, during each pay period of its existence.
(6) Small business. A business, including affiliates, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subsupplier having no more than 500 employees qualifies as a small business without regard to other factors..ASYS-R-99-01 July 17, 1998
PAGE 57
(7) Woman-owned business. A business at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.
(8) Subcontract. Any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service supplier or subsupplier calling for supplies or services required for performance of the contract or subcontract.
b. All offerors except small businesses must submit and negotiate a subcontracting plan that separately addresses subcontracting with small, minority and woman-owned businesses. This plan will be included in and made a part of the contract. The subcontracting plan must be negotiated within the time specified by the Contracting Officer. Failure to submit and negotiate the subcontracting plan will make the offeror ineligible for award.
c. The offeror's subcontracting plan must include the following:
(1) Goals, in terms of percentages of total planned subcontracting dollars, for the use of small, minority and woman-owned businesses. The offeror must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.
(2) A statement of the:
(a) Total dollars planned to be subcontracted; and
(b) Total dollars planned to be subcontracted to small, minority and woman-owned businesses.
(c) The plan may also include goals for small and woman-owned business participation.
(3) A description of the principal types of supplies and services to be subcontracted, identifying the types planned for subcontracting to small, minority and woman-owned businesses.
(4) A description of the method used to develop the subcontracting goals.
(5) A description of the method used to identify potential sources for solicitation purposes.
(6) A statement as to whether the offer included indirect costs in establishing subcontracting goals, and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority and woman-owned businesses.
(7) The name of the individual employed by the offeror who will administer the offeror's subcontracting program, and a description of the individual's duties.
(8) A description of efforts the offeror will make to ensure that small, minority and woman-owned businesses have an equitable opportunity to compete for subcontracts.
(9) Assurances that the offeror will (a) include this clause in all subcontracts expected to exceed $500,000; and (b) require all subsuppliers receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the offeror.
(10) A recitation of the types of records the offeror will maintain to demonstrate procedures adopted to comply with the requirements and goals in the plan. The records must include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated);
(a) Source lists, guides, and other data identifying small, minority and woman-owned businesses;
(b) Organizations contacted in an attempt to locate sources that are small, minority and woman-owned businesses;
(c) Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small, minority or woman-owned businesses were.ASYS-R-99-01 July 17, 1998
PAGE 58
solicited and if not, why not, and whether award was made to a small, minority or woman-owned business;
(d) Records to support subcontract award data, including the name, address, and business size of each subsupplier. Suppliers having company or division-wide annual plans need not comply with this requirement.
d. In order to implement this plan effectively, the supplier must take the following steps:
(1) Assist small, minority and woman-owned businesses by arranging solicitations, time for proposal preparation, quantities, specifications, and delivery schedules so as to facilitate their participation. When the supplier's lists of potential small, minority and woman-owned business subsuppliers are excessively long, reasonable effort should be made to give all such businesses an opportunity to compete over a period of time.
(2) Consider the abilities of small, minority and woman-owned businesses in all "make-or-buy" decisions.
(3) Counsel and discuss subcontracting opportunities with representatives of small, minority and woman-owned businesses.
e. A master subcontracting plan on a plant or division-wide basis containing all the elements required by paragraph c above, except goals, may be incorporated by reference as part of the subcontracting plan required by this clause, provided:
(1) The master plan has been approved;
(2) The offeror provides to the Contracting Officer copies of the approved master plan and evidence of approval; and
(3) Goals and any deviations from the master plan deemed necessary by the Contracting Officer to satisfy the requirements of this contract are set forth in the individual subcontracting plan.
f. If a commercial product is offered, the subcontracting plan required by this clause may relate to the offeror's production generally, for both commercial and noncommercial products, rather than solely to the Postal Service contract. In these cases, the offeror may, with the concurrence of the Contracting Officer, submit one company-wide or division-wide annual plan.
(1) The annual plan must be reviewed for approval by the Postal Service purchasing office awarding the offeror its prime contract requiring a subcontracting plan during the fiscal year.
(2) The approved plan must remain in effect during the offeror's fiscal year for all of the offeror's commercial products.
g. The supplier may rely on written representations by subsuppliers regarding their status as small, minority or woman-owned business concerns.
h. In determining the offeror's responsibility, the Contracting Officer may consider the offeror's compliance with subcontracting plans under previous contracts.
i. Failure of the supplier or subsupplier to comply in good faith with this clause or an approved plan required by this clause will be a material breach of the contract.
H.29 Clause 6-1 Bankruptcy (January 1997)
In the event the supplier enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the supplier will furnish, by certified mail, written notification of the bankruptcy to the Contracting Officer responsible for administering the contract. The notification must be furnished within five days of the initiation.ASYS-R-99-01 July 17, 1998
PAGE 59
of the bankruptcy proceedings. The notification must include the date on which the bankruptcy petition was filed, the court in which the petition was filed, and a list of Postal Service contracts and Contracting Officers for all Postal Service contracts for which final payment has not yet been made. This obligation remains in effect until final payment under this contract.
H.30 Clause 9-1 Convict Labor (January 1997)
In connection with the work under this contract, the supplier agrees not to employ any person undergoing sentence of imprisonment, except as provided by Public Law 89-176, September 10, 1965 (18 U.S.C.
4082(c)(2)) and Executive Order 11755, December 29, 1973.
H.31 Clause 9-7 Equal Opportunity (January 1997)
a. The supplier may not discriminate against employees or applicants because of race, color, religion, sex, or national origin. The supplier will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to race, color, religion, sex, or national origin. This action must include, but not be limited to, employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The supplier agrees to post in conspicuous places, available to employees and applicants, notices provided by the Contracting Officer setting forth the provisions of this clause.
b. The supplier must, in all solicitations or advertisements for employees placed by it or on its behalf, state that all qualified applicants will be considered for employment without regard to race, color, religion, sex, or national origin.
c. The supplier must send to each union or workers' representative with which the supplier has a collective bargaining agreement or other understanding, a notice, provided by the Contracting Officer, advising the union or workers' representative of the supplier's commitments under this clause, and must post copies of the notice in conspicuous places available to employees and applicants.
d. The supplier must comply with all provisions of Executive Order (EO) 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.
e. The supplier must furnish all information and reports required by the Executive Order, and by the rules, regulations, and orders of the Secretary, and must permit access to the supplier's books, records, and accounts by the Postal Service and the Secretary for purposes of investigation to ascertain compliance with these rules, regulations, and orders.
f. If the supplier fails to comply with this clause or with any of the said rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part; the supplier may be declared ineligible for further contracts in accordance with the Executive Order; and other sanctions may be imposed and remedies invoked under the Executive Order, or by rule, regulation, or order of the Secretary, or as otherwise provided by law.
g. The supplier must insert this clause, including this paragraph g, in all subcontracts or purchase orders under this contract unless exempted by Secretary of Labor rules, regulations, or orders issued under the
Executive Order. The supplier must take such action with respect to any such subcontract or purchase order as the Postal Service may direct as a means of enforcing the terms and conditions of this clause (including sanctions for noncompliance), provided, however, that if the supplier becomes involved in, or is threatened with, litigation as a result, the supplier may request the Postal Service to enter into the litigation to protect the interest of the Postal Service.
h. Disputes under this clause will be governed by the procedures in 41 CFR 60-1.1..ASYS-R-99-01 July 17, 1998
PAGE 60
H.32 Clause 9-9 Equal Opportunity Preaward Compliance of Subcontracts (January
1997)
The supplier may not enter into a first-tier subcontract for an estimated or actual amount of $1 million or more without obtaining in writing from the Contracting Officer a clearance that the proposed subsupplier is in compliance with equal opportunity requirements and therefore eligible for award.
H.33 Clause 2-42 Indefinite Quantity (January 1997)
a. This is an indefinite quantity contract; the quantities of supplies or services specified in the Schedule are not purchased until ordered. If this contract resulted from multiple awards under a single solicitation for the same or similar supplies or services to two or more sources, some or all of the orders issued will be subject to the competitive procedures described in this contract.
b. Delivery or performance must be as directed in orders issued in accordance with the Ordering clause and the contract Schedule. The supplier must furnish to the Postal Service, when ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Postal Service must order at least the quantity of supplies or services designated in the Schedule as the minimum. There is no limit on the number of orders that may be issued, unless specified in the Delivery Order Limitations clause or in the contract Schedule. Orders may require delivery to multiple destinations or performance at multiple locations.
c. Any order issued during the effective period of this contract and not completed within that period must be completed by the supplier within the time specified in the order, and the rights and obligations of the supplier and the Postal Service with respect to the order will be the same as if the order were completed during the effective period of the contract.
H.34 Clause 9-13 Affirmative Action for Handicapped Workers (January 1997)
a. The supplier may not discriminate against any employee or applicant because of physical or mental handicap, in regard to any position for which the employee or applicant is qualified. The supplier agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination in all employment practices, such as employment, upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training (including apprenticeship).
b. The supplier agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.
c. In the event of the supplier's noncompliance with this clause, action may be taken in accordance with the rules and regulations and relevant orders of the Secretary of Labor.
d. The supplier agrees to post in conspicuous places, available to employees and applicants, notices in a form to be prescribed by the Director, Office of Federal Contract Compliance Programs, provided by or through the Contracting Officer. These notices state the supplier's obligation under the law to take affirmative action to employ and advance in employment qualified handicapped employees and applicants, and the rights of applicants and employees.
e. The supplier must notify each union or worker's representative with which it has a collective bargaining agreement or other understanding that the supplier is bound by the terms of section 503 of the Act and is committed to taking affirmative action to employ, and advance in employment, handicapped individuals. ASYS-R-99-01 July 17, 1998
PAGE 61
f. The supplier must include this clause in every subcontract or purchase order over $2,500 under this contract unless exempted by rules, regulations, or orders of the Secretary issued pursuant to section 503 of the Act, so its provisions will be binding upon each subsupplier or vendor. The supplier must take such action with respect to any subcontract or purchase order as the Director of the Office of Federal Contract Compliance Programs may direct to enforce these provisions, including action for noncompliance.
H.35 Clause 9-14 Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (January 1997)
a. The supplier may not discriminate against any employee or applicant because that employee or applicant is a disabled veteran or veteran of the Vietnam era, in regard to any position for which the employee or applicant is qualified. The supplier agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified disabled veterans and veterans of the Vietnam era without discrimination in all employment practices, such as employment, upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training (including apprenticeship).
b. The supplier agrees to list all employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of the supplier other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, at an appropriate local office of the state employment service where the opening occurs.
State and local government agencies holding Postal Service contracts of $10,000 or more will also list their openings with the appropriate office of the state employment service.
c. Listing of employment openings with the employment service system will be made at least concurrently with the use of any recruitment source or effort and will involve the normal obligations attaching to the placing of a bona fide job order, including the acceptance of referrals of veterans and nonveterans. The listing of employment openings does not require the hiring of any particular applicant or hiring from any particular group of applicants, and nothing herein is intended to relieve the supplier from any other requirements regarding nondiscrimination in employment.
d. Whenever the supplier becomes contractually bound to the listing provisions of this clause, it must advise the employment service system in each state where it has establishments of the name and location of each hiring location in the state. The supplier may advise the state system when it is no longer bound by this clause.
e. Paragraphs b, c, and d above do not apply to openings the supplier proposes to fill from within its own organization or under a customary and traditional employer/union hiring arrangement. But this exclusion does not apply to a particular opening once the supplier decides to consider applicants outside its own organization or employer/union arrangements for that opening.
f. Definitions
(1) All Employment Openings. This includes all positions except executive and top management, those positions that will be filled from within the supplier's organization, and positions lasting three days or less. This also includes full-time employment, temporary employment of more than three days duration, and part-time employment. Under the most compelling circumstances, an employment opening may not be suitable for listing, including situations in which the needs of the Postal Service cannot reasonably be otherwise supplied, when listing would be contrary to national security. or when listing would not be in the best interest of the Postal Service..ASYS-R-99-01 July 17, 1998
PAGE 62
(2) Appropriate Office of the State Employment Service. This means the local office of the federal/state national system of public employment offices with assigned responsibility for serving the area where the employment opening is to be filled, including the District of Columbia, Guam, the Commonwealth of Puerto Rico, and the Virgin Islands.
(3) Positions That Will be Filled From Within the Supplier's Own Organization. This means employment openings for which no consideration will be given to persons outside the supplier's organization (including any affiliates, subsidiaries and parent companies) and includes any openings which the supplier proposes to fill from regularly established recalllists.
(4) Openings the Supplier Proposes to Fill Under a Customary and Traditional Employer/Union
Hiring Arrangement. Employment openings the supplier proposes to fill from union halls as part of the customary and traditional hiring relationship existing between it and representatives of its employees.
g. The supplier agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Vietnam Era Veterans Readjustment Assistance Act of 1972, as amended.
h. In the event of the supplier's noncompliance with this clause, action may be taken in accordance with the rules, regulations, and relevant orders of the Secretary.
i. The supplier agrees to post in conspicuous places, available to employees and applicants, notices in a form to be prescribed by the Director, Office of Federal Contract Compliance Programs, provided by or through the Contracting Officer. These notices state the supplier's obligation under the law to take affirmative action to employ and advance in employment qualified disabled veterans and veterans of the Vietnam era, and the rights of applicants and employees.
j. The supplier must notify each union or workers' representative with which it has a collective bargaining agreement or other understanding that the supplier is bound by the terms of the Act and is committed to taking affirmative action to employ, and advance in employment, qualified disabled veterans and veterans of the Vietnam era.
k. The supplier must include this clause in every subcontract or purchase order of $10,000 or more under this contract unless exempted by rules, regulations, or orders of the Secretary issued pursuant to the
Act, so its provisions will be binding upon each subsupplier or vendor. The supplier must take such action with respect to any subcontract or purchase order as the Director of the Office of Federal Contract Compliance Programs may direct to enforce these provisions, including action for noncompliance. ASYS-R-99-01 July 17, 1998
PAGE 63
Section I - List of Attachments
I.1 Standard Form 1199A - Direct Deposit Sign-Up Form.
I.2 Specification: AMC/AMF Ground Handling Times.
I.2.a, Specification: AMC/AMF Ground Handling Times Exceptions
I.3 Performance Measurement System Airports
I.4 Specification: AMC/AMF Tender and Delivery Procedures.
I.5 Omitted
I.6 Personnel Security Administrative Instructions
(1) PS Form 2181-C
(2) FD 258
(3) Certification and Transmittal Cover Sheet
I.7 Specification: Projected Lift Capacity for Mail
I.8 ASYS or ASYS-R Supplier Supplemental Information Sheet
I.9 PS Form 7405 Transportation Services Bid or Proposal and Contract.ASYS-R-99-01 July 17, 1998
PAGE 64
Part 3 - Solicitation Provisions
Section J - Instructions to Offerors
J.1 Provision 2-6 Type of Contract (January 1997) (Modified)
The Postal Service plans to award a Regular, Uniform Set Rate, Indefinite Delivery, Indefinite Quantity, Air System type of contract under this solicitation, and all proposals must be submitted on this basis. Alternate proposals based on other contract types will not be considered. This solicitation is issued under authority of 4.5.5.d.1(d)(3) of the US Postal Service Purchasing Manual (PM), Issue 1, dated January 1, 1997.
J.2 General Proposal and Evaluation Information
a. Number of Proposals. Offerors may submit only one proposal. Proposals for less than the Postal Service's preferred requirements may be considered in accordance with Section M.
b. The Postal Service intends to discuss the uniform set rate and other work requirements with eligible offerors. The intent is to speed up the evaluation process and provide a better picture of both the supplier's understanding of the solicitation requirements and its proposed approach to meeting the
Postal Service's needs.
c. Discussions: Discussions need not be held with individual suppliers.
d. In the event discussions are held, these discussions may:
(1) allow for the clarification of matters contained in this solicitation.
(2) address suspected mistakes or questionable assumptions;
(3) obtain the best value to the Postal Service and establish final contract terms and conditions.
(4) allow for constructive dialog.
e. Basis of Award. The basis of award is stated in provision K.8, "Provision A-8 Contract Award
(January 1997) (Modified)", of this solicitation. The factors which will be considered in the award are stated in Section M.
J.3 Proposal Instructions
a. All information requested in the solicitation must be furnished. The proposal must be signed and print or type your company's name on the proposal and each continuation sheet on which there is an entry. Erasures or other changes must be initialed by the person signing the proposal. Any proposal received which fails to comply may not be given consideration.
b. Proposals for services other than those specified will not be considered unless authorized by the solicitation.
c. Proposals must contain the following:
(1) Duplicate Section L.1 of this solicitation and complete all information including check boxes.
(2) You must submit a copy of your valid Federal Aviation Administration (FAA) air carrier operating certificate issued under Part 121 of Title 14 of the Code of Federal Regulations
(CFR)..ASYS-R-99-01 July 17, 1998
PAGE 65
(3) Signed PS Form 7405.
(4) You are expected to examine all the specifications, provisions, and instructions in the solicitation.
d. Authorization and Revisions: The proposal must be signed by an authorized company official. The company name shall be printed or typed on the PS Form 7405, and on the applicable pages of Section L, Representations and Certifications.
e. OAG Code/Flight Schedules: The offeror must provide its current two digit or alpha code assigned by the OAG for use in providing flight schedules to the Postal Service.
f. Complete and submit I.7, Specification: Projected Lift Capacity for Mail.
g. Complete and submit I.2.a, Specification: AMC/AMF Ground Handling Times Exceptions.
h. Attachment I.8, ASYS or ASYS-R Supplier Supplemental Information Sheet.
i. Complete SF 1199A - Direct Deposit Sign-Up Form. Please submit two completed forms to the Postal Service, and retain a copy for your files..ASYS-R-99-01 July 17, 1998
PAGE 66
Section K - Solicitation Notices and Provisions
K.1 Provision A-1 Preparation of Proposals (January 1997) (Modified)
a. Offerors are expected to examine the drawings, specifications, and all provisions and instructions.
Failure to do so will be at the offeror's risk.
b. Each offeror must furnish the information required by the solicitation. The offeror must sign the proposal and print or type its name on the proposal and each continuation sheet on which it makes an entry. Erasures or other changes must be initialed by the person signing the proposal.
c. For each item included in the proposal, the offeror must:
(1) Show the unit price/cost, including, unless otherwise specified, packaging, packing, and preservation; and
(2) Enter the extended price/cost for the total quantity of the item.
d. In case of discrepancy between a unit price/cost and an extended price/cost, the unit price/cost will be presumed to be correct, subject, however, to correction to the same extent and in the same manner as any other mistake.
e. Proposals for supplies or services other than those specified will not be considered unless
f. authorized by the solicitation.
g. Offerors must state a definite time for delivery of supplies or for performance of services, unless otherwise specified in the solicitation.
h. Time, if stated as a number of days, will include Saturdays, Sundays, and federal holidays.
K.2 Provision A-2 Submission of Proposals (January 1997)
a. Proposals and proposal modifications must be submitted in sealed envelopes or packages:
(1) Addressed to the office specified in the solicitation; and
(2) Showing the time specified for receipt, the solicitation number, and the name and address of the offeror.
b. Electronic or facsimile transmission of proposals will not be considered unless authorized by this solicitation.
K.3 Provision A-3 Modification or Withdrawal of Proposals (January 1997)
a. Proposals may be modified by written notice, electronic or facsimile transmission if received at the office specified in the solicitation before the time specified for receipt of proposals.
b. Proposals may be withdrawn by written notice, electronic or facsimile transmission if received at the office specified in the solicitation any time before award. Proposals may be withdrawn in person by an offeror or an authorized representative, if the representative's identity is made known and the representative signs a receipt for the proposal before award..ASYS-R-99-01 July 17, 1998
PAGE 67
K.4 Provision A-4 Late Submissions and Modifications of Proposals (January
1997)
a. Any proposal or modification of a proposal received at the office designated in the solicitation after the exact time specified for receipt will not be considered unless it is received before award is made and:
b. It is the only proposal received; or
c. Consideration of the proposal is determined by the Contracting Officer to be in the Postal Service's interest.
K.5 Provision A-5 Acknowledgment of Solicitation Amendments (January 1997)
a. Offerors must acknowledge receipt of any amendment to this solicitation:
(1) By signing and returning the amendment;
(2) By identifying the amendment number and date in the space provided for this purpose on the solicitation form; or
(3) By letter, electronic or facsimile transmission.
b. Acknowledgments of amendments are subject to the Late Submissions and Modifications of Proposals provision of the solicitation. Proposals lacking acknowledgment of an amendment affecting price, quantity, quality, or delivery may be disregarded.
K.6 Provision A-6 Explanation to Prospective Offerors (January 1997)
Any prospective offeror desiring an explanation or interpretation of the solicitation, drawings, or specifications must request it in writing soon enough to allow a reply to reach all prospective offerors before the submission of their proposals. Oral explanations or instructions will not be binding. Any information given to a prospective offeror concerning a solicitation will be furnished promptly to all other prospective offerors as an amendment of the solicitation, if that information is necessary in submitting offers or if the lack of it would be prejudicial to any other prospective offerors.
K.7 Provision A-7 Restriction on Disclosure and Use of Data (January 1997) Offerors that include in their proposals data they do not want used or disclosed by the Postal Service for any purpose other than proposal evaluation may take the following steps:
a. "This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service in whole or in part for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as
a result of   or in connection with   the submission of such data, the
Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service's right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets (offeror insert numbers or other identification of sheets)."
b. Mark each sheet of data they wish to restrict with the following legend:
c. "Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal."...ASYS-R-99-01 July 17, 1998 PAGE 70
Section L - Representations and Certifications
L.1 Type of Business Organization (Provision A-20) (January 1997)
The offeror, by checking the applicable blocks, represents that it:
a. Operates as:
(1) a corporation incorporated under the laws of the state of

-----------------------;
(2) an individual;
(3) a partnership;
(4) a joint venture;
(5) a limited liability company;
(6) a nonprofit organization, or
(7) an educational institution; and
b. Is (check all that apply):
(1) a small business concern;
(2) a woman-owned business;
(3) a minority-owned business
(a) Black American
(b) Hispanic American
(c) Asian American;
(4) an educational or other nonprofit organization;
(5) none of the above entities
c. Small Business. A small business concern for the purposes of Postal Service purchasing means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration
(see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subsupplier having no more than 500 employees qualifies as a small business without regard to other factors.
d. Minority Business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, or Asian-Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchea (Cambodian), Taiwanese, in the U.S. Trust Territories of the Pacific Islands or in the Indian subcontinent.)
e. Woman-owned Business. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.
f. Educational or Other Nonprofit Organization. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual..ASYS-R-99-01 July 17, 1998 PAGE 71
L.2 Parent Company And Taxpayer Identification Number (Provision A-21) (January 1997)
a. A parent company is one that owns or controls the basic business polices of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.
b. Enter the offeror's Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror's Social Security number or other Employee Identification Number used on the offeror's Quarterly Federal Tax Return, U.S. Treasury Form 941.
Offeror's TIN:
              -----------------------

c. Check this block if the offeror is owned or controlled by a parent company:
d. If the block above is checked, provide the following information about the parent company:
Parent Company's Name:
                       ----------------------
Parent Company's Main Office Address:

                       ----------------------
No. and Street:
                       ----------------------
City                State          Zip Code
    ---------------      ----------         -------
Parent Company's TIN
                     --------------
e. If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:
Name of Common Parent
                     ------------------
Common Parent's TIN
                     ------------------
L.3 Authorized Negotiators (Provision A-22) (January 1997) (Modified)
The offeror must list the names, titles, and telephone numbers of the authorized negotiators. The offeror represents that the persons so noted are authorized to negotiate on its behalf with the Postal Service in connection with this solicitation.
L.4 Place of Performance (Provision A-23) (January 1997)
If the offeror intends, in the performance of any contract resulting from this solicitation, to use one or more facilities located at addresses different from the offeror's address as indicated in its proposal, the offeror must include in its proposal a statement referencing this provision and identifying those facilities by street address, city, county, state, and Zip Code, and the name and address of the operators of those facilities if other than the offeror.
L.5 Certificate of Independent Price Determination (Provision 1-1) (January
1997) (Modified)
a. By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:.ASYS-R-99-01 July 17, 1998
PAGE 72
No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.
b. Each person signing this proposal certifies that:
(1) He or she is the person in the offeror's organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or
(2) He or she is not the person in the offeror's organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above, and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph a above.
c. Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.
L.6 Contingent Fee Representation (Provision 1-2) (January 1997)
a. The offeror must complete the following representations:
(1) The offeror has has not employed or retained any company or person (other than a full-time bona fide employee working solely for the offeror) to solicit or secure this contract.
(2) The offeror has has not paid or agreed to pay any company or person (other than a full-time bona fide employee working solely for the offeror) any fee, commission, percentage or brokerage fee, contingent upon or resulting from the award of this contract.
b. If either representation is in the affirmative, or upon request of the Contracting Officer, the offeror must furnish, in duplicate, a completed Form 7319, Supplier's Statement of Contingent or Other Fees, and any other information requested by the Contracting Officer. If the offeror has previously furnished a completed Form 7319 to the office issuing this solicitation, it may accompany its proposal with a signed statement:
(1) Indicating when the completed form was previously furnished;
(2) Identifying the number of the previous solicitation or contract, if any, in connection with which the form was submitted; and
(3) Representing that the statement on the form is applicable to this proposal.
L.7 Certificate of Non-segregated Facilities (Provision 9-2) (January 1997)
a. By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract..ASYS-R-99-01 July 17, 1998
PAGE 73
b. As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment area, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.
c. The offeror further agrees that (unless it has obtained identical certifications from proposed subsuppliers for specific time periods) it will obtain identical certifications from proposed subsuppliers before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subsuppliers (except when they have submitted identical certifications for specific time periods):
NOTICE: A certification of nonsegregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).
L.8 Equal Opportunity Affirmative Action Program (Provision 9-3) (January
1997)
The offeror, by checking the applicable block or blocks, represents that it
(1) has developed and has on file, has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and has, has not filed the required reports with the Joint Reporting Committee, or (2) has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

 CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA AKRON/CANTON (CAK) ALL MAIL 30 30 30 30
EB ALL MAIL 05 60 60 30
ALBANY (ALB) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DH ALL MAIL 50 30 120 45
EB ALL MAIL 30 60 30 30
NW ALL MAIL 45 45 45 35
UA ALL MAIL 50 30 180 45
US ALL MAIL 45 45 75 60
ALBUQUERQUE (ABQ) ALL MAIL 30 30 30 30
AA ALL MAIL 60 30 60 30
CO ALL MAIL 50 60 60 30
DL ALL MAIL 60 60 60 45
EB ALL MAIL 30 60 60 60
HP 0001-0600 ALL MAIL 90 60 75 30
0601-2400 90 40 75 30
NW ALL MAIL 60 50 75 30
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 30 30 30
UA ALL MAIL 65 30 180 45
US ALL MAIL 30 30 75 60
WN ALL MAIL 90 90 75 75
F9 0001-0600 ALL MAIL 90 60 50 50
0601-2400 90 50 50 50
ALLENTOWN (ABE) ALL MAIL 30 30 30 30
DH ALL MAIL 55 30 120 45
DL ALL MAIL 45 30 30 30
EB ALL MAIL 30 60 30 30
NW ALL MAIL 45 30 45 30
UA ALL MAIL 55 30 180 45
AMARILLO (AMA) ALL MAIL 30 30 30 30
AA ALL MAIL 40 45 30 30
WN ALL MAIL 45 45 30 30
ANCHORAGE (ANC) ALL MAIL 35 40 30 30
CO ALL MAIL 60 45 30 30
DL ALL MAIL 70 60 60 30
HP ALL MAIL 75 60 90 45
NW ALL MAIL 60 60 30 30
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 75 45 90 60
UA ALL MAIL 75 45 180 45
1E ALL MAIL 60 60 90 60
ATLANTA (ATL) ALL MAIL 60 60 80 70
AA ALL MAIL 70 45 90 90
CO ALL MAIL 90 90 80 70
DL ALL MAIL 90 90 135 120
EB ALL MAIL 60 60 80 70
FL ALL MAIL 60 60 75 55
HP 0001-0600 ALL MAIL 60 60 90 45
0601-1200 60 90 90 45
1201-2400 60 60 90 45
JI ALL MAIL 60 60 60 60
KP ALL MAIL 60 60 90 70
NW ALL MAIL 75 30 90 70
EFFECTIVE 07-15-98 Page 1.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
TW ALL MAIL 75 45 60 30
UA ALL MAIL 75 60 240 45
US ALL MAIL 60 60 95 80
AUSTIN (AUS) ALL MAIL 30 30 30 30
AA ALL MAIL 60 45 30 45
CO ALL MAIL 60 40 30 30
DL 0001-0600 ALL MAIL 60 30 30 30
0601-2400 30 30 30 30
EB ALL MAIL 30 60 30 30
HP 0001-1200 ALL MAIL 60 45 75 30
1201-2400 45 45 75 30
NW 60 40 45 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 65 30 180 45
WN 0001-0600 ALL MAIL 60 30 60 30
0601-2400 60 45 60 30
BAKERSFIELD (BFL) ALL MAIL 30 60 30 30
AA ALL MAIL 40 60 30 30
BANGOR (BGR) ALL MAIL 30 30 30 30
DL 0001-0600 ALL MAIL 60 60 30 30
0601-2400 45 60 30 30
BALTIMORE (BWI) ALL MAIL 40 30 45 35
AA ALL MAIL 50 60 60 35
CO ALL MAIL 50 60 45 35
DH ALL MAIL 60 30 120 45
DL ALL MAIL 65 60 45 45
EB ALL MAIL 55 60 60 60
HP ALL MAIL 45 45 75 35
NW ALL MAIL 50 45 45 35
TW ALL MAIL 60 30 45 35
UA ALL MAIL 60 30 240 45
US 0001-0600 ALL MAIL 50 60 105 105
0601-1200 60 60 105 105
1201-2400 50 60 105 105
WN ALL MAIL 60 65 105 60
BATON ROUGE (BTR) ALL MAIL 30 30 30 30
DL ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 30 30
NW ALL MAIL 55 30 30 30
BILLINGS (BIL) ALL MAIL 30 30 30 30
DL ALL MAIL 45 30 30 30
NW ALL MAIL 60 45 30 30
UA ALL MAIL 60 30 180 45
BINGHAMTON (BGM) ALL MAIL 15 15 15 15
DH ALL MAIL 30 30 30 30
BIRMINGHAM (BHM) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
CO ALL MAIL 60 45 30 30
DL ALL MAIL 60 60 60 60
EFFECTIVE 07-15-98 Page 2.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
EB ALL MAIL 30 60 60 60
UA ALL MAIL 50 30 180 45
US ALL MAIL 45 30 75 45
WN ALL MAIL 50 60 75 30
BISMARCK (BIS) ALL MAIL 30 30 30 30
NW ALL MAIL 50 30 30 30
BOISE (BOI) ALL MAIL 30 30 30 30
DL 0100-0600 ALL MAIL 60 30 45 45
0601-1200 60 60 60 60
1201-2400 30 60 60 60
NW ALL MAIL 50 50 30 30
QX ALL MAIL 45 60 30 30
UA ALL MAIL 50 30 180 45
WN ALL MAIL 45 60 60 30
BOSTON (BOS) ALL MAIL 30 30 30 30
AA ALL MAIL 60 45 60 30
CO ALL MAIL 60 60 30 30
DH ALL MAIL 70 60 240 60
DL ALL MAIL 90 60 120 105
EB ALL MAIL 30 60 60 60
ER ALL MAIL 45 60 30 30
FL ALL MAIL 60 60 55 55
HP ALL MAIL 45 60 75 40
JI ALL MAIL 45 30 60 60
NW ALL MAIL 60 60 60 40
TW ALL MAIL 75 45 60 30
UA ALL MAIL 75 45 240 45
US ALL MAIL 60 60 75 60
YX ALL MAIL 70 60 30 30
F9 ALL MAIL 70 60 30 30
1A ALL MAIL 60 30 30 30
BUFFALO (BUF) ALL MAIL 50 40 30 30
AA ALL MAIL 60 60 60 30
DH ALL MAIL 70 30 120 45
EB ALL MAIL 30 60 60 60
NW ALL MAIL 45 45 30 30
UA ALL MAIL 70 30 180 45
US ALL MAIL 60 60 75 60
BURBANK (BUR) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
AS ALL MAIL 60 60 90 90
DL ALL MAIL 60 30 30 30
HP ALL MAIL 45 45 60 30
UA ALL MAIL 50 30 180 45
WN ALL MAIL 45 45 60 30
BURLINGTON (BTV) ALL MAIL 50 30 30 30
DH ALL MAIL 60 30 120 45
DL ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
EFFECTIVE 07-15-98 Page 3.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
BUTTE (BTM) ALL MAIL 30 30 30 30
DL ALL MAIL 60 30 30 30
CEDAR RAPIDS (CID) ALL MAIL 30 30 30 30
MQ ALL MAIL 60 30 30 30
NW ALL MAIL 40 30 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
CHARLESTON (CRW) ALL MAIL 30 30 30 30
EB ALL MAIL 30 60 60 60
US ALL MAIL 30 30 75 60
CHARLESTON (CHS) ALL MAIL 30 30 30 30
CO ALL MAIL 60 45 30 30
DL ALL MAIL 60 60 30 30
DH ALL MAIL 60 30 120 45
EB ALL MAIL 30 60 45 45
CHARLOTTE (CLT) ALL MAIL 45 45 40 30
AA ALL MAIL 60 45 60 35
DH ALL MAIL 60 30 120 45
DL ALL MAIL 60 45 40 30
EB ALL MAIL 35 60 60 60
NW 0001-0600 ALL MAIL 45 45 40 30
0601-1200 60 45 40 30
1201-2400 45 45 40 30
TW ALL MAIL 60 30 40 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 80 60 120 120
CHARLOTTESVILLE (CHO) ALL MAIL 30 30 30 30
CHATTANOOGA (CHA) ALL MAIL 30 30 30 30
DL ALL MAIL 45 45 30 30
9E ALL MAIL 60 45 30 30
CHICAGO (ORD) ALL MAIL 90 120 120 120
EXPRESS 90 120 75 75
AA 0001-1200 ALL MAIL 97 60 135 120
1201-2400 75 60 135 120
CO ALL MAIL 90 60 120 120
DL 0001-0600 ALL MAIL 90 90 90 45
0601-1800 120 120 90 45
1801-2400 90 120 90 45
EB ALL MAIL 60 90 120 120
HP 0001-1200 ALL MAIL 90 90 120 120
1201-2400 90 60 120 120
NW ALL MAIL 60 60 60 60
QQ ALL MAIL 90 60 120 120
TW ALL MAIL 90 45 120 60
UA ALL MAIL 120 80 300 120
US ALL MAIL 90 60 105 105
CHICAGO (MDW) ALL MAIL 30 30 60 60
CO ALL MAIL 45 45 60 60
EFFECTIVE 07-15-98 Page 4.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
FL ALL MAIL 45 45 55 55
HP ALL MAIL 45 45 60 40
JI ALL MAIL 55 60 45 35
KP ALL MAIL 45 60 60 45
NJ ALL MAIL 30 60 60 60
NW ALL MAIL 45 45 45 30
UO ALL MAIL 45 45 60 30
US ALL MAIL 30 30 105 105
WN ALL MAIL 60 60 60 45
F9 ALL MAIL 45 45 60 40
CINCINNATI (CVG) ALL MAIL 30 45 30 30
AA ALL MAIL 50 45 120 60
DL ALL MAIL 90 90 150 150
EB ALL MAIL 05 60 60 60
NW ALL MAIL 40 30 60 30
OH ALL MAIL 60 60 120 120
TW ALL MAIL 60 30 50 30
UA ALL MAIL 60 45 240 45
US ALL MAIL 45 45 75 60
XJ ALL MAIL 35 45 60 30
CLEVELAND (CLE) ALL MAIL 30 30 35 30
AA ALL MAIL 50 30 60 30
CO ALL OTHER 50 60 60 35
DH ALL MAIL 60 30 120 45
DL ALL MAIL 60 60 60 30
EB ALL MAIL 30 60 60 60
NW ALL MAIL 40 40 60 30
TW ALL MAIL 60 30 35 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 30 30 75 60
WN ALL MAIL 45 60 75 45
XJ ALL MAIL 30 45 60 30
COLORADO SPGS (COS) ALL MAIL 30 30 30 30
AA ALL MAIL 60 60 60 30
CO ALL MAIL 45 45 30 30
DL 0001-1200 ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 60 60
HP 0001-0600 ALL MAIL 60 60 60 30
0601-2400 45 45 60 30
NW ALL MAIL 50 30 30 30
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 30 30 30
UA ALL MAIL 70 30 180 45
COLUMBIA (CAE) ALL MAIL 30 30 30 30
CO ALL MAIL 60 45 30 30
DH ALL MAIL 70 30 120 45
DL ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 60 60
COLUMBUS (CMH) ALL MAIL 30 30 30 30
AA ALL MAIL 60 45 60 30
CO ALL MAIL 60 50 30 30
FL ALL MAIL 45 45 55 55
DH ALL MAIL 60 30 120 45
EFFECTIVE 07-15-98 Page 5.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
DL 0001-0600 ALL MAIL 45 45 30 30
0601-1800 60 45 30 30
1801-2400 45 45 30 30
EB ALL MAIL 05 60 60 60
HP 0001-0600 ALL MAIL 50 165 75 45
0601-2400 50 45 75 45
JI ALL MAIL 45 60 30 45
NW ALL MAIL 30 40 45 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 40 40 75 60
WN ALL MAIL 60 60 75 45
YX ALL MAIL 40 30 30 30
COLUMBUS (LCK) ALL MAIL 60 60 90 70
CORPUS CHRISTI (CRP) ALL MAIL 30 30 30 30
CO ALL MAIL 60 40 30 30
WN 40 40 30 30
DALLAS/FT WORTH (DFW) ALL MAIL 60 60 90 70
AA PRIORITY 80 120 300 135
ALL OTHER 80 120 300 120
DL ALL MAIL 90 90 300 120
EB ALL MAIL 60 60 120 60
HP 0001-0600 ALL MAIL 60 90 90 70
0601-2400 60 60 90 40
JI ALL MAIL 80 120 120 90
NW ALL MAIL 80 80 105 70
TW ALL MAIL 80 60 30 30
UA ALL MAIL 80 60 240 45
US ALL MAIL 60 60 105 60
ZW ALL MAIL 80 45 120 45
DALLAS/FT WORTH ALL MAIL 30 30 30 30
LOVE FIELD (DAL)
WN ALL MAIL 90 45 45 30
DAYTON (DAY) ALL MAIL 30 30 30 30
AA ALL MAIL 55 45 60 30
CO ALL MAIL 55 30 30 30
DH ALL MAIL 60 60 120 45
DL ALL MAIL 60 30 30 30
EB ALL MAIL 5 180 60 30
NW 0001-1200 ALL MAIL 50 40 30 30
1201-2400 60 40 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 50 30 75 60
XJ ALL MAIL 50 40 30 30
ZW ALL MAIL 60 30 120 45
DAYTONA BEACH (DAB) ALL MAIL 30 30 30 30
DENVER (DEN) ALL MAIL 40 40 60 50
AA ALL MAIL 60 60 120 75
EFFECTIVE 07-15-98 Page 6.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
CO ALL MAIL 60 60 90 45
DL ALL MAIL 70 70 60 50
EB ALL MAIL 40 60 60 30
ER ALL MAIL 60 60 60 50
F9 ALL MAIL 60 60 90 90
HP 0001-0600 ALL MAIL 60 75 90 45
0601-2400 60 40 90 45
JI ALL MAIL 60 90 120 75
KN ALL MAIL 70 70 120 30
NW ALL MAIL 90 60 90 50
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 70 45 60 60
UA ALL MAIL 70 70 120 90
US ALL MAIL 70 70 95 95
W7 ALL MAIL 60 60 90 75
ZW ALL MAIL 60 60 90 60
DES MOINES (DSM) ALL MAIL 30 30 30 30
AA ALL MAIL 55 30 60 30
EB ALL MAIL 30 60 60 30
NW ALL MAIL 55 30 45 30
TW ALL MAIL 60 30 45 45
UA ALL MAIL 60 30 180 45
US ALL MAIL 30 30 75 45
XJ ALL MAIL 55 30 45 30
ZK ALL MAIL 60 30 120 45
ZW ALL MAIL 60 30 120 45
9E ALL MAIL 55 30 30 30
DETROIT (DTW) ALL MAIL 60 60 40 30
AA ALL MAIL 60 60 75 30
EB ALL MAIL 50 60 60 30
NW 0001-1800 ALL MAIL 60 60 90 80
1801-2200 35 60 90 80
2201-2400 60 60 90 80
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 90 45 40 30
UA ALL MAIL 70 45 240 45
US ALL MAIL 60 60 90 60
WN ALL MAIL 90 60 90 30
XJ ALL MAIL 60 60 75 60
ZK ALL MAIL 70 45 120 45
DULUTH (DLH) ALL MAIL 30 30 30 30
EL PASO (ELP) ALL MAIL 30 30 30 30
AA ALL MAIL 60 60 30 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 60 60 30 30
EB ALL MAIL 30 60 60 30
F9 ALL MAIL 60 60 60 30
HP 0001-0600 ALL MAIL 45 60 60 30
0601-2400 45 40 60 30
WN ALL MAIL 30 30 60 30
EUGENE (EUG) ALL MAIL 30 30 30 30
OE ALL MAIL 50 30 120 45
EFFECTIVE 07-15-98 Page 7.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
UA ALL MAIL 50 30 180 45
FAIRBANKS (FAI) ALL MAIL 35 35 30 30
AS ALL MAIL 60 60 90 90
NW ALL MAIL 50 40 60 30
FARGO (FAR) ALL MAIL 30 30 30 30
NW ALL MAIL 45 30 30 30
FAYETTEVILLE (FAY) ALL MAIL 30 30 30 30
9E ALL MAIL 60 30 30 30
FRESNO (FAT) ALL MAIL 30 30 30 30
AA ALL MAIL 40 60 60 30
OO ALL MAIL 60 60 60 60
FT LAUDERDALE (FLL) ALL MAIL 30 30 45 35
AA ALL MAIL 45 60 60 30
CO ALL MAIL 60 45 45 30
DH ALL MAIL 60 45 180 45
DL ALL MAIL 60 60 120 105
EB ALL MAIL 30 60 60 30
FL ALL MAIL 45 45 55 55
JI ALL MAIL 45 30 45 35
KW ALL MAIL 30 20 45 20
NW 0001-1200 ALL MAIL 60 30 45 35
1201-1800 75 30 45 35
PA ALL MAIL 30 20 45 20
TW ALL MAIL 60 30 45 35
UA ALL MAIL 70 30 180 45
US ALL MAIL 45 60 75 60
WN ALL MAIL 60 90 60 60
FORT MYERS (RSW) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
CO ALL MAIL 60 60 30 30
DH ALL MAIL 60 45 120 45
DL 0001-1200 ALL MAIL 60 45 30 30
1201-2400 30 45 30 30
FL ALL MAIL 60 60 55 55
HP ALL MAIL 60 45 60 45
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 45 180 45
FT.WALTON BEACH (VPS ) ALL MAIL 30 30 30 30
FORT WAYNE (FWA) ALL MAIL 30 30 30 30
DL ALL MAIL 60 40 30 30
EB ALL MAIL 30 60 60 60
US ALL MAIL 30 30 75 45
GRAND FORKS (GFK) ALL MAIL 30 30 30 30
GRAND RAPIDS (GRR) ALL MAIL 30 30 30 30
DL ALL MAIL 30 40 30 30
EB ALL MAIL 30 60 60 30
NW ALL MAIL 35 45 30 30
EFFECTIVE 07-15-98 Page 8.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
UA ALL MAIL 60 30 180 45
US ALL MAIL 30 30 75 45
GREAT FALLS (GTF) ALL MAIL 30 30 30 30
GREEN BAY (GRB) ALL MAIL 30 30 30 30
GREENSBORO (GSO) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
CO ALL MAIL 45 60 30 30
DH ALL MAIL 60 30 120 45
DL ALL MAIL 45 40 30 30
EB ALL MAIL 30 60 60 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 45 45 75 60
GREENVILLE (GSP) ALL MAIL 30 30 30 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 60 60 30 30
EB ALL MAIL 30 60 30 30
NW ALL MAIL 60 60 45 30
HARLINGEN (HRL) ALL MAIL 30 30 30 30
AA ALL MAIL 40 30 30 30
HARRISBURG (MDT) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DH ALL MAIL 55 30 120 45
DL ALL MAIL 45 45 45 45
EB ALL MAIL 30 60 30 30
NW ALL MAIL 60 60 60 30
UA ALL MAIL 55 30 180 45
US ALL MAIL 45 45 60 45
HARTFORD (BDL) ALL MAIL 30 30 30 30
AA ALL MAIL 60 25 60 30
CO ALL MAIL 60 60 30 30
DH ALL MAIL 70 30 120 45
EB ALL MAIL 30 60 60 30
ER ALL MAIL 60 45 30 30
FL ALL MAIL 45 45 55 55
JI ALL MAIL 45 30 45 45
NW 0001-0600 ALL MAIL 60 45 30 30
0601-1200 45 45 30 30
1201-1800 60 45 30 30
1801-2400 45 45 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 45 45 75 60
HONOLULU (HNL) ALL MAIL 30 30 30 30
AA ALL MAIL 60 45 90 45
CO ALL MAIL 45 60 30 30
DL ALL MAIL 60 45 45 30
HA ALL MAIL 45 45 30 30
NW ALL MAIL 60 60 60 45
EFFECTIVE 07-15-98 Page 9.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment
1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
TW ALL MAIL 60 70 60 30
UA ALL MAIL 75 45 240 45
HOUSTON (IAH) ALL MAIL 45 45 60 60
AA ALL MAIL 55 60 60 60
CO 0001-0600 ALL MAIL 45 60 60 90
0601-2400 60 75 60 65
DL ALL MAIL 60 60 60 60
EB ALL MAIL 30 60 60 30
ER ALL MAIL 60 60 60 60
HP 0001-0600 ALL MAIL 60 90 90 45
0601-2400 60 60 90 45
JI ALL MAIL 55 60 60 60
NW ALL MAIL 105 180 240 90
UA ALL MAIL 70 30 240 45
US ALL MAIL 45 45 105 60
WN ALL MAIL 45 45 105 30
HOUSTON (HOU) ALL MAIL 30 30 60 45
AA ALL MAIL 45 60 60 30
CO ALL MAIL 30 45 60 45
DL ALL MAIL 60 60 30 30
EB ALL MAIL 30 60 60 30
NW ALL MAIL 50 50 60 30
TW ALL MAIL 45 30 50 50
WN ALL MAIL 45 45 60 60
HUNTSVILLE/ ALL MAIL 30 30 30 30
DECATUR (HSV)
AA ALL MAIL 55 60 60 30
DL 0001-1800 ALL MAIL 60 30 30 30
1801-2400 30 30 30 30
EB ALL MAIL 30 60 60 30
9E ALL MAIL 60 30 30 30
IDAHO FALLS (IDA) ALL MAIL 30 30 30 30
INDIANAPOLIS (IND) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 60 30
FL ALL MAIL 45 45 55 55
HP ALL MAIL 60 50 75 45
NW ALL MAIL 45 30 30 30
TW ALL MAIL 60 30 30 30
TZ ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 45 45 75 60
WN 0001-1200 ALL MAIL 90 90 90 90
1201-1800 120 120 90 90
1801-2400 90 90 90 90
JACKSON (JAN) AIR MAIL 30 30 30 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 40 60 30 30
EFFECTIVE 07-15-98 Page 10.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
TW ALL MAIL 45 30 30 30
WN ALL MAIL 60 60 30 30
9E ALL MAIL 60 30 30 30
JACKSON HOLE (JAC) ALL MAIL 30 30 30 30
AA ALL MAIL 40 45 30 30
JACKSONVILLE (JAX) ALL MAIL 30 30 30 30
AA ALL MAIL 60 90 60 30
CO ALL MAIL 60 45 30 30
DH ALL MAIL 70 30 120 45
DL ALL MAIL 60 60 30 30
EB ALL MAIL 30 60 60 30
FL ALL MAIL 60 60 55 55
JI ALL MAIL 45 30 60 60
NW ALL MAIL 60 30 60 60
TW ALL MAIL 60 30 60 60
UA ALL MAIL 70 30 180 45
US ALL MAIL 30 30 75 60
WN ALL MAIL 60 60 90 60
JUNEAU (JNU) ALL MAIL 30 30 30 30
AS ALL MAIL 40 40 30 30
DL ALL MAIL 40 40 30 30
KALAMAZOO (AZO) ALL MAIL 30 30 30 30
NW ALL MAIL 60 45 30 30
KANSAS CITY (MCI) ALL MAIL 30 30 30 30
AA ALL MAIL 55 30 60 30
BF ALL MAIL 60 60 75 35
CO ALL MAIL 60 40 30 30
DL ALL MAIL 60 45 40 30
EB ALL MAIL 30 60 60 30
HP 0001-0600 ALL MAIL 55 60 75 35
0601-2400 55 45 75 35
NW ALL MAIL 45 40 60 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 65 30 180 45
US ALL MAIL 45 45 75 60
WN ALL MAIL 60 60 150 45
YX ALL MAIL 60 60 60 60
KNOXVILLE (TYS) ALL MAIL 30 30 30 30
DL ALL MAIL 60 50 30 30
EB ALL MAIL 30 60 60 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 70 30 180
US ALL MAIL 60 60 60 30
LA CROSSE (LSE) ALL MAIL 30 30 30 30
LAS VEGAS (LAS) ALL MAIL 30 30 30 30
AA ALL MAIL 55 25 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 50 60 30 30
DL ALL MAIL 60 60 30 30
ER ALL MAIL 30 60 30 30
F9 ALL MAIL 60 60 30 30
EFFECTIVE 07-15-98 Page 11.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
HP 0001-0600 ALL MAIL 60 90 120 70
0601-1800 60 60 120 50
1801-2400 60 60 120 70
KP ALL MAIL 60 60 90 60
NW ALL MAIL 60 60 90 40
OO ALL MAIL 60 60 60 60
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 45 30 30
UA ALL MAIL 75 30 240 45
US ALL MAIL 60 60 75 60
WN ALL MAIL 120 120 120 60
W7 ALL MAIL 60 60 30 30
LEXINGTON (LEX) ALL MAIL 30 30 30 30
DL ALL MAIL 60 30 30 30
EB ALL MAIL 05 60 60 30
LITTLE ROCK (LIT) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DL ALL MAIL 50 50 30 30
NW ALL MAIL 50 50 45 30
TW ALL MAIL 60 30 30 30
US ALL MAIL 30 30 75 60
WN ALL MAIL 45 45 75 45
LINCOLN (LNK) ALL MAIL 30 30 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 65 30 180 45
LONG BEACH (LGB) ALL MAIL 45 30 30 30
AS ALL MAIL 90 60 90 60
LONG ISLAND ALL MAIL 30 30 30 30
MACARTHUR (ISP)
AA ALL MAIL 40 45 30 30
LOS ANGELES (LAX) ALL MAIL 60 60 60 60
AA ALL MAIL 90 45 120 60
AS ALL MAIL 60 60 90 90
CO ALL MAIL 70 60 60 60
DL ALL MAIL 90 90 180 120
EB ALL MAIL 60 75 120 60
HP 0001-0600 ALL MAIL 60 150 90 40
0601-2400 60 60 90 40
KW ALL MAIL 45 45 60 60
NW ALL MAIL 90 70 60 70
PA ALL MAIL 45 45 60 60
TW ALL MAIL 75 45 60 60
UA ALL MAIL 90 45 240 50
US ALL MAIL 70 70 75 75
WN ALL MAIL 60 90 120 30
ZW ALL MAIL 60 60 60 40
Z8 ALL MAIL 90 90 60 60
1A ALL MAIL 60 60 60 45
LOUISVILLE (SDF) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
CO ALL MAIL 60 60 30 30
EFFECTIVE 07-15-98 Page 12.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
DL ALL MAIL 80 80 30 30
EB ALL MAIL 30 60 60 30
FL ALL MAIL 60 60 55 55
NW ALL MAIL 60 60 45 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 45 180 45
US ALL MAIL 60 60 75 60
WN ALL MAIL 60 60 60 25
XJ ALL MAIL 45 45 45 30
ZW ALL MAIL 60 30 120 45
9E ALL MAIL 60 60 30 30
LUBBOCK (LBB) ALL MAIL 30 30 30 30
LYNCHBURG (LYH) ALL MAIL 30 30 30 30
MADISON (MSN) ALL MAIL 30 30 30 30
UA ALL MAIL 60 30 180 45
ZW ALL MAIL 60 30 120 45
MANASOTA (SRQ) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DH ALL MAIL 45 30 120 45
TW ALL MAIL 45 30 30 30
US ALL MAIL 60 45 45 45
MANCHESTER (MHT) ALL MAIL 30 30 30 30
DH ALL MAIL 45 30 120 45
UA ALL MAIL 45 30 180 45
US ALL MAIL 45 30 60 45
MCALLEN (MFE) ALL MAIL 30 30 30 30
AA ALL MAIL 40 30 30 30
CO ALL MAIL 60 30 30 30
MEDFORD (MFR) ALL MAIL 30 30 30 30
OE ALL MAIL 45 30 120 45
UA ALL MAIL 45 30 180 45
MELBOURNE (MLB) ALL MAIL 30 30 30 30
MEMPHIS (MEM) ALL MAIL 30 30 40 30
AA ALL MAIL 50 60 60 30
CO ALL MAIL 30 45 40 30
DL 0001-1200 ALL MAIL 40 35 40 30
1201-2400 35 35 40 30
EB ALL MAIL 40 60 60 30
FL ALL MAIL 45 35 55 55
NW 0001-0600 ALL MAIL 40 40 75 40
0601-1800 60 60 75 40
1801-2400 40 40 75 40
TW ALL MAIL 40 40 40 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 35 35 75 45
1A 0001-0600 ALL MAIL 75 30 40 30
0601-2400 30 30 40 30
EFFECTIVE 07-15-98 Page 13.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
9E 0001-0600 ALL MAIL 40 40 40 30
0601-1800 60 60 40 30
1801-2400 40 40 40 30
MIAMI (MIA) ALL MAIL 40 60 75 60
AA ALL MAIL 60 90 300 240
CO ALL MAIL 60 60 75 60
DH ALL MAIL 70 45 120 50
DL ALL MAIL 60 60 45 30
FL ALL MAIL 60 60 55 55
HP ALL MAIL 60 60 75 45
KW ALL MAIL 40 40 75 30
NW ALL MAIL 50 60 75 60
PA ALL MAIL 40 40 75 30
TW ALL MAIL 70 45 75 60
UA ALL MAIL 70 45 240 50
US ALL MAIL 40 60 105 75
MIDLAND/ODESSA (MAF) ALL MAIL 30 30 30 30
CO ALL MAIL 60 60 30 30
WN 0001-1200 ALL MAIL 60 60 60 60
1201-1800 75 75 75 75
1801-2400 60 60 60 60
MILWAUKEE (MKE) ALL MAIL 30 30 30 30
CO ALL MAIL 50 45 30 30
DL ALL MAIL 60 50 30 30
EB ALL MAIL 30 60 60 30
HP 0001-0600 ALL MAIL 45 60 75 30
0601-2400 45 45 75 30
NW ALL MAIL 30 65 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 50 30 180 45
US ALL MAIL 30 30 75 60
YX 60 60 30 30
ZK ALL MAIL 50 30 120 45
ZW ALL MAIL 50 30 120 45
MINNEAPOLIS/ST. PAUL (MSP) ALL MAIL 30 30 90 60
AA ALL MAIL 45 30 90 60
CO ALL MAIL 60 45 90 60
DL ALL MAIL 60 30 60 30
EB ALL MAIL 30 60 60 30
EM ALL MAIL 30 30 30 30
F9 ALL MAIL 60 45 90 60
HP 0001-1200 ALL MAIL 45 60 75 40
1201-2400 45 45 75 40
NW ALL MAIL 45 75 90 80
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 45 30 90 60
XJ ALL MAIL 45 60 90 60
9E ALL MAIL 45 60 90 60
MINOT (MOT) ALL MAIL 30 30 30 30
MISSOULA (MSO) ALL MAIL 30 30 30 30
EFFECTIVE 07-15-98 Page 14.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
DL ALL MAIL 45 30 30 30
MOBILE (MOB) ALL MAIL 30 30 45 30
DL ALL MAIL 45 45 30 30
EB ALL MAIL 30 60 60 30
9E ALL MAIL 60 30 30 30
MOLINE (MLI) ALL MAIL 30 30 30 30
EB ALL MAIL 30 60 60 30
TW ALL MAIL 45 30 30 30
MONTEREY (MRY) ALL MAIL 30 30 30 30
UA ALL MAIL 60 30 180 45
MONTGOMERY (MGM) ALL MAIL 30 30 30 30
MYRTLE BEACH (MYR) ALL MAIL 30 30 30 30
NASHVILLE (BNA) ALL MAIL 45 45 30 30
AA ALL MAIL 55 30 60 60
CO ALL MAIL 60 60 30 30
DL ALL MAIL 60 75 30 30
EB ALL MAIL 35 60 60 30
NW ALL MAIL 45 30 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 240 45
US ALL MAIL 50 50 60 60
WN ALL MAIL 75 70 60 45
NEWARK (EWR) ALL MAIL 40 45 30 30
AA ALL MAIL 50 45 60 30
CO ALL MAIL 60 60 90 60
DH ALL MAIL 65 60 240 50
DL ALL MAIL 60 60 60 40
EB ALL MAIL 40 60 60 30
ER ALL MAIL 60 60 30 30
HP ALL MAIL 60 60 90 40
JI ALL MAIL 50 30 60 60
KP ALL MAIL 40 45 60 40
KW ALL MAIL 40 25 30 30
NW ALL MAIL 60 60 30 30
PA ALL MAIL 40 25 30 30
TW ALL MAIL 80 45 30 30
UA ALL MAIL 70 45 240 50
US ALL MAIL 40 45 90 60
YX ALL MAIL 65 60 30 30
1A 0001-0600 ALL MAIL 40 60 30 30
0601-1800 40 45 30 30
1801-2400 70 45 30 30
NEW HAVEN (HVN) ALL MAIL 30 30 30 30
DH DH ALL MAIL 45 30 120 45
UA ALL MAIL 45 30 180 45
NEWBURGH (SWF) ALL MAIL 30 55 30 30
AA ALL MAIL 45 45 30 30
DH ALL MAIL 30 45 30 30
DL ALL MAIL 45 55 30 30
EFFECTIVE 07-15-98 Page 15.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
EB ALL MAIL 30 60 60 30
JI ALL MAIL 30 30 30 30
KW ALL MAIL 30 45 30 30
NEW ORLEANS (MSY) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 45 45 35 35
EB ALL MAIL 30 60 60 30
FL ALL MAIL 40 40 55 55
JI ALL MAIL 45 60 60 30
NW ALL MAIL 60 40 60 50
TW ALL MAIL 60 30 30 30
UA ALL MAIL 50 30 180 45
US ALL MAIL 45 45 65 60
WN 0001-1200 ALL MAIL 60 60 60 60
1201-2400 75 75 60 60
NEW YORK (LGA) ALL MAIL 45 40 40 30
AA ALL MAIL 55 45 60 30
CO ALL MAIL 60 60 40 30
DH ALL MAIL 65 45 120 45
DL ALL MAIL 60 75 90 90
HP ALL MAIL 45 40 75 30
JI ALL MAIL 50 30 45 45
NW 0001-1200 ALL MAIL 60 60 40 30
1201-1800 80 90 40 30
1801-2400 60 60 40 30
TW ALL MAIL 45 40 40 40
UA ALL MAIL 65 45 240 45
US ALL MAIL 60 40 75 60
NEW YORK (JFK) ALL MAIL 70 60 45 30
AA ALL MAIL 75 60 60 60
DH ALL MAIL 85 60 120 60
DL ALL MAIL 70 75 60 60
EB ALL MAIL 35 60 120 60
HP ALL MAIL 75 75 90 45
JI ALL MAIL 60 30 45 45
KW ALL MAIL 60 45 45 30
NW 0001-1800 ALL MAIL 60 90 45 30
1801-2400 60 120 45 30
PA ALL MAIL 60 45 45 30
TW ALL MAIL 75 45 45 45
UA ALL MAIL 75 60 240 50
US ALL MAIL 70 70 90 60
Z8 ALL MAIL 90 90 45 30
1E ALL MAIL 75 60 90 60
NEWPORT NEWS (PHF) ALL MAIL 30 30 30 30
NORFOLK (ORF) ALL MAIL 30 30 30 30
AA ALL MAIL 55 30 60 30
CO ALL MAIL 30 45 30 30
DH ALL MAIL 55 30 120 45
DL ALL MAIL 55 50 45 45
TW ALL MAIL 60 30 30 30
EFFECTIVE 07-15-98 Page 16.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
UA ALL MAIL 55 30 180 45
US ALL MAIL 50 30 75 45
OAKLAND (OAK) ALL MAIL 50 30 30 30
AA ALL MAIL 50 30 60 30
AS ALL MAIL 60 60 90 90
EB ALL MAIL 40 60 60 30
HP 0001-0600 ALL MAIL 50 60 75 35
0601-2400 50 45 75 35
NW ALL MAIL 50 30 60 30
QX ALL MAIL 50 60 30 30
UA ALL MAIL 60 45 180 45
WN ALL MAIL 90 120 75 75
OKLAHOMA CITY (OKC) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
CO ALL MAIL 45 40 30 30
EB ALL MAIL 40 60 60 30
NW ALL MAIL 50 40 60 30
QQ ALL MAIL 45 40 30 30
TW ALL MAIL 50 30 30 30
UA ALL MAIL 50 30 180 45
WN ALL MAIL 40 40 60 40
OMAHA (OMA) ALL MAIL 45 45 30 30
AA ALL MAIL 60 60 60 30
CO ALL MAIL 60 60 30 30
DL ALL MAIL 60 60 30 30
EB ALL MAIL 40 60 60 30
HP 0001-0600 ALL MAIL 60 60 75 30
0601-2400 60 45 75 30
NW ALL MAIL 60 45 60 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 90 30 180 45
US ALL MAIL 30 30 75 45
WN ALL MAIL 65 90 30 30
XJ ALL MAIL 60 60 60 30
ONTARIO (ONT) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 45 30 30
DL ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 60 30
HP 0001-0600 ALL MAIL 50 60 75 30
0601-2400 50 40 75 30
NW ALL MAIL 60 45 30 30
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
WN ALL MAIL 60 60 75 30
ORLANDO (MCO) ALL MAIL 45 45 40 30
AA ALL MAIL 65 65 120 45
CO ALL MAIL 90 90 60 60
DH ALL MAIL 55 60 240 45
DL 0001-0600 ALL MAIL 60 45 120 105
0601-2400 60 60 120 105
EB ALL MAIL 40 60 60 30
EFFECTIVE 07-15-98 Page 17.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
ER ALL MAIL 60 60 40 30
FL ALL MAIL 60 60 55 55
HP ALL MAIL 90 60 75 35
JI ALL MAIL 60 30 60 60
KP ALL MAIL 50 45 60 45
KW ALL MAIL 45 25 30 30
NW ALL MAIL 50 45 30 30
PA ALL MAIL 45 25 30 30
TW ALL MAIL 65 45 40 30
UA ALL MAIL 65 30 240 45
US ALL MAIL 50 50 75 60
WN ALL MAIL 75 75 45 45
PALM SPRINGS (PSP) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
AS ALL MAIL 60 60 90 90
OE ALL MAIL 45 30 120 45
UA ALL MAIL 45 30 180 45
PANAMA CITY (PFN) ALL MAIL 30 30 30 30
DL ALL MAIL 60 30 30 30
PASCO (PSC) ALL MAIL 30 30 30 30
DL 0001-0600 ALL MAIL 60 30 30 30
PENSACOLA (PNS) ALL MAIL 30 30 30 30
CO ALL MAIL 45 45 30 30
9E 0001-0600 ALL MAIL 30 30 30 30
0601-1200 40 30 30 30
1200-1800 50 30 30 30
1800-2400 40 30 30 30
PEORIA (PIA) ALL MAIL 30 30 30 30
EB ALL MAIL 30 60 60 30
PHILADELPHIA (PHL) ALL MAIL 60 60 65 55
AA ALL MAIL 65 45 65 55
DH ALL MAIL 75 45 120 60
DL ALL MAIL 75 60 65 55
EB ALL MAIL 60 60 60 30
HP 0001-0600 ALL MAIL 60 60 75 55
0601-1200 60 75 75 55
1201-2400 60 60 75 55
JI ALL MAIL 60 30 60 60
KW ALL MAIL 45 45 30 30
NW ALL MAIL 65 60 65 55
TW ALL MAIL 75 45 45 30
UA ALL MAIL 75 45 240 45
US ALL MAIL 75 60 110 110
PHOENIX (PHX) ALL MAIL 30 35 30 30
AA ALL MAIL 55 30 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 60 60 30
DL ALL MAIL 60 50 30 30
EB ALL MAIL 30 60 60 30
F9 ALL MAIL 45 45 30 30
EFFECTIVE 07-15-98 Page 18.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
HP 0001-0600 ALL MAIL 60 90 90 60
0601-2400 60 60 90 60
NW ALL MAIL 65 60 60 30
QQ ALL MAIL 25 35 30 30
TW ALL MAIL 60 30 50 30
UA ALL MAIL 65 30 180 45
US ALL MAIL 50 35 75 45
WN ALL MAIL 70 70 90 60
PITTSBURGH (PIT) ALL MAIL 35 35 40 30
AA ALL MAIL 80 80 60 30
CO ALL MAIL 60 60 60 30
DH ALL MAIL 80 45 120 45
DL ALL MAIL 75 60 60 60
EB ALL MAIL 35 60 60 30
NJ ALL MAIL 75 60 40 30
NW ALL MAIL 80 30 40 30
TW ALL MAIL 80 45 80 45
UA ALL MAIL 80 45 240 45
US ALL MAIL 80 80 120 120
8N ALL MAIL 90 90 90 90
PORTLAND (PDX) ALL MAIL 30 40 30 30
AA ALL MAIL 55 40 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 60 60 60
DL ALL MAIL 60 60 30 30
EB ALL MAIL 60 60 60 30
HP 0001-0600 ALL MAIL 45 60 75 30
0601-2400 45 40 75 30
NW ALL MAIL 60 50 60 45
QQ ALL MAIL 60 60 60 60
QX ALL MAIL 45 45 30 30
TW ALL MAIL 60 45 45 30
UA ALL MAIL 65 40 240 45
US ALL MAIL 30 40 75 45
WN ALL MAIL 60 60 60 60
PORTLAND (PWM) ALL MAIL 30 30 30 30
CO ALL MAIL 60 30 30 30
DH ALL MAIL 60 60 t20 45
DL ALL MAIL 60 30 30 30
EB ALL MAIL 30 60 60 30
UA ALL MAIL 60 30 180 45
PROVIDENCE (PVD) ALL MAIL 30 30 30 30
AA ALL MAIL 45 30 60 30
CO ALL MAIL 45 45 30 30
DH ALL MAIL 55 30 120 45
EB ALL MAIL 30 60 60 30
NW ALL MAIL 40 45 30 30
QX ALL MAIL 45 45 30 30
UA ALL MAIL 55 30 180 45
WN ALL MAIL 45 60 120 45
PORTSMOUTH (PSM) ALL MAIL 30 30 30 30
EB ALL MAIL 30 60 60 30
EFFECTIVE 07-15-98 Page 19.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA RALEIGH/DURHAM (RDU) ALL MAIL 40 50 30 45
AA ALL MAIL 60 60 60 45
CO ALL MAIL 60 50 45 45
DH ALL MAIL 75 60 120 45
DL ALL MAIL 45 45 60 30
EB ALL MAIL 40 60 60 30
JI ALL MAIL 45 60 30 45
TW ALL MAIL 50 40 30 30
UA ALL MAIL 75 45 240 45
US ALL MAIL 60 40 75 60
RAPID CITY (RAP) ALL MAIL 30 30 30 30
RENO (RNO) ALL MAIL 30 30 45 30
AA ALL MAIL 50 30 60 30
AS ALL MAIL 60 60 90 90
DL ALL MAIL 60 45 45 30
EB ALL MAIL 45 60 60 30
HP 0001-0600 ALL MAIL 45 60 75 30
0601-2400 45 45 75 30
NW ALL MAIL 60 50 60 30
OO ALL MAIL 60 60 60 60
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 30 45 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 45 45 45 45
WN ALL MAIL 50 45 75 45
RICHMOND (RIC) 0001-1529 ALL MAIL 60 30 30 30
1530-2400 30 30 30 30
AA ALL MAIL 50 30 60 30
CO ALL MAIL 60 45 30 30
DH ALL MAIL 65 30 120 45
DL ALL MAIL 60 45 60 60
EB ALL MAIL 30 60 60 30
NW 0001-1200 ALL MAIL 45 45 30 30
1201-1800 60 45 30 30
1801-2400 45 45 30 30
UA ALL MAIL 65 30 180 45
US ALL MAIL 45 45 60 30
ROANOKE (ROA) ALL MAIL 30 30 30 30
DH ALL MAIL 30 40 30 30
EB ALL MAIL 30 60 30 30
XJ ALL MAIL 30 60 60 30
ROCHESTER (ROC) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
CO ALL MAIL 45 45 30 30
DH ALL MAIL 55 30 120 45
DL ALL MAIL 60 45 60 30
EB ALL MAIL 30 60 60 30
NW ALL MAIL 40 45 30 30
UA ALL MAIL 45 30 180 45
US ALL MAIL 30 30 75 45
EFFECTIVE 07-15-98 Page 20.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
ROCHESTER (RST) ALL MAIL 30 30 30 30
AA ALL MAIL 40 45 30 30
SACRAMENTO (SMF) ALL MAIL 30 30 30 30
AA ALL MAIL 60 30 60 30
AS ALL MAIL 60 60 90 90
DL ALL MAIL 60 60 90 30
EB ALL MAIL 30 60 60 30
HP 0001-0600 ALL MAIL 45 60 75 30
0601-2400 45 45 75 30
NW ALL MAIL 60 60 40 40
TW ALL MAIL 60 30 30 30
UA ALL MAIL 70 30 180 45
US ALL MAIL 30 30 75 45
WN ALL MAIL 30 30 90 60
SAGINAW (MBS) ALL MAIL 30 30 30 30
UA ALL MAIL 45 30 180 45
ST. LOUIS (STL) ALL MAIL 45 50 60 45
AA ALL MAIL 55 60 75 45
CO ALL MAIL 60 50 60 45
DL ALL MAIL 45 50 75 60
EB ALL MAIL 45 60 60 45
HP 0001-0600 ALL MAIL 45 60 75 40
0601-2400 45 50 75 40
NW ALL MAIL 65 30 60 45
TW 0001-1245 ALL MAIL 60 75 240 109
1246-1830 ALL MAIL 60 75 240 75
1831-2400 ALL MAIL 60 75 240 109
UA ALL MAIL 65 30 240 45
US ALL MAIL 65 50 75 50
WN ALL MAIL 45 60 60 60
SALT LAKE CITY (SLC) ALL MAIL 45 45 40 40
AA ALL MAIL 55 60 60 40
CO ALL MAIL 45 60 40 40
DL ALL MAIL 80 60 120 120
EB ALL MAIL 45 60 60 30
ER ALL MAIL 45 60 40 40
HP 0001-0600 ALL MAIL 45 60 75 40
0601-2400 45 45 75 40
NW ALL MAIL 60 50 40 40
OO ALL MAIL 60 60 60 60
TW ALL MAIL 60 45 40 40
UA ALL MAIL 70 30 240 45
WN ALL MAIL 60 90 120 45
SAN ANTONIO (SAT) ALL MAIL 30 30 30 30
AA ALL MAIL 55 60 60 30
CO ALL MAIL 60 40 30 30
DL 0001-0600 ALL MAIL 40 30 40 30
0601-1200 40 45 40 30
1201-1800 30 45 40 30
1801-2400 30 30 40 30
EB ALL MAIL 30 60 60 30
HP ALL MAIL 45 45 75 45
NW ALL MAIL 60 45 45 30
EFFECTIVE 07-15-98 Page 21.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
SY ALL MAIL 60 30 30 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 60 50 75 60
WN ALL MAIL 60 45 60 60
SAN DIEGO (SAN) ALL MAIL 30 30 30 30
AA ALL MAIL 55 60 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 45 30 30
DL ALL MAIL 45 45 30 30
EB ALL MAIL 30 60 60 30
HP 0001-0600 ALL MAIL 60 60 75 30
0601-2400 60 40 75 30
NW ALL MAIL 60 40 60 50
OE ALL MAIL 60 30 120 45
OO ALL MAIL 60 60 60 60
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 40 40 75 60
WN ALL MAIL 30 30 75 30
SAN FRANCISCO (SFO) ALL MAIL 45 60 60 45
AA ALL MAIL 70 45 90 50
AS ALL MAIL 60 60 90 90
DL 0001-0600 ALL MAIL 45 60 120 60
0601-2400 60 60 120 60
EB ALL MAIL 45 60 60 30
ER ALL MAIL 45 90 60 45
HP 0001-0600 ALL MAIL 60 90 75 40
0601-2400 60 60 75 40
NW ALL MAIL 70 60 60 45
TW ALL MAIL 90 45 60 45
UA ALL MAIL 75 45 240 90
US ALL MAIL 60 60 90 60
WN ALL MAIL 60 60 120 30
SAN JOSE (SJC) ALL MAIL 35 35 30 30
AA ALL MAIL 65 60 60 30
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 45 30 30
DL ALL MAIL 45 60 60 60
EB ALL MAIL 60 60 60 60
HP 0001-1200 ALL MAIL 45 45 75 40
1201-2400 45 40 75 40
NW ALL MAIL 60 45 60 45
QQ ALL MAIL 60 60 60 60
TW ALL MAIL 45 30 30 30
UA ALL MAIL 60 30 240 45
WN ALL MAIL 60 60 60 30
SAN JUAN (SJU) ALL MAIL 30 30 35 30
AA ALL MAIL 60 75 300 180
AS ALL MAIL 60 60 90 90
CO ALL MAIL 60 60 35 30
DL ALL MAIL 75 75 45 45
EB ALL MAIL 30 60 60 30
EFFECTIVE 07-15-98 Page 22.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
FK ALL MAIL 40 40 40 40
JI ALL MAIL 45 30 45 45
KP ALL MAIL 45 45 45 45
TW ALL MAIL 60 40 60 30
UA ALL MAIL 55 30 240 45
SANTA ANA (SNA) ALL MAIL 30 30 30 30
AA ALL MAIL 60 60 60 30
AS ALL MAIL 90 90 90 90
CO ALL MAIL 30 45 30 30
HP ALL MAIL 45 60 60 30
NW ALL MAIL 60 45 90 45
OE ALL MAIL 45 30 120 45
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
US ALL MAIL 60 60 45 30
SANTA BARBARA (SBA) ALL MAIL 30 30 30 30
UA ALL MAIL 45 30 180 45
SARASOTA/BRAOENTON (SRQ) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DH ALL MAIL 45 30 120 45
TW ALL MAIL 45 30 30 30
UA ALL MAIL 45 30 180 45
US ALL MAIL 60 45 45 45
SAVANNAH (SAV) ALL MAIL 30 30 30 30
DH ALL MAIL 60 30 120 45
FL ALL MAIL 45 30 55 55
SEATTLE (SEA) ALL MAIL 40 40 45 30
AA ALL MAIL 60 45 90 60
AS ALL MAIL 60 60 90 90
CO ALL MAIL 45 45 45 30
DL ALL MAIL 50 60 90 60
EB ALL MAIL 40 60 60 30
ER ALL MAIL 40 60 45 30
HP 0001-0600 ALL MAIL 45 90 90 30
0601-2400 45 45 90 30
NW ALL MAIL 65 45 120 40
QQ ALL MAIL 60 60 60 60
QX ALL MAIL 50 45 45 30
TW ALL MAIL 60 60 120 30
UA ALL MAIL 65 45 110 60
US ALL MAIL 45 30 70 45
WN ALL MAIL 90 90 90 90
SHREVEPORT (SHV) ALL MAIL 30 30 30 30
EB ALL MAIL 30 60 60 30
TW ALL MAIL 60 30 30 30
9E ALL MAIL 60 30 30 30
SIOUX CITY (SUX) ALL MAIL 30 30 30 30
EFFECTIVE 07-15-98 Page 23.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
SIOUX FALLS (FSD) ALL MAIL 30 30 30 30
DL ALL MAIL 60 30 30 30
NW ALL MAIL 70 30 60 20
TW ALL MAIL 70 30 30 30
UA ALL MAIL 70 30 180 45
XJ ALL MAIL 60 60 60 20
ZK ALL MAIL 70 30 120 45
SOUTH BEND (SBN) ALL MAIL 30 30 30 30
DL 0001-0600 ALL MAIL 60 30 30 30
0601-2400 45 30 30 30
NW ALL MAIL 40 30 30 30
XJ ALL MAIL 40 40 30 30
SPOKANE (GEG) ALL MAIL 30 30 30 30
AS ALL MAIL 60 60 90 90
NW ALL MAIL 60 50 30 30
UA ALL MAIL 60 30 180 45
WN ALL MAIL 40 40 60 30
SPRINGFIELD (SGF) ALL MAIL 30 30 30 30
TW ALL MAIL 60 30 30 30
SPRINGFIELD (SPI) ALL MAIL 30 30 30 30
SYRACUSE (SYR) ALL MAIL 30 30 30 30
AA ALL MAIL 45 60 60 30
DH ALL MAIL 60 30 120 45
EB ALL MAIL 30 60 60 30
NW 0001-1800 ALL MAIL 60 45 30 30
1801-2400 60 60 30 30
UA ALL MAIL 45 30 180 45
US ALL MAIL 30 30 75 60
TALLAHASSEE (TLH) ALL MAIL 30 30 30 30
DL ALL MAIL 45 45 30 30
TAMPA (TPA) ALL MAIL 35 30 30 30
AA ALL MAIL 60 45 60 30
CO ALL MAIL 60 60 30 30
DH ALL MAIL 65 30 120 45
DL ALL MAIL 90 60 90 60
EB ALL MAIL 35 60 60 30
FL ALL MAIL 45 45 55 55
HP 0001-1200 ALL MAIL 60 60 75 35
1201-2400 60 45 75 35
JI ALL MAIL 60 30 45 45
KP ALL MAIL 40 45 30 30
NW ALL MAIL 45 45 45 45
TW ALL MAIL 65 30 30 30
UA ALL MAIL 65 30 180 45
US ALL MAIL 35 30 75 60
WN ALL MAIL 60 60 90 45
TOLEDO (TOL) ALL MAIL 30 30 30 30
EFFECTIVE 07-15-98 Page 24.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
EB ALL MAIL 30 5 30 30
TRAVERSE CITY (TVC)) ALL MAIL 30 30 30 30
NW ALL MAIL 35 35 40 40
TRI-CITY (TRI) ALL MAIL 30 30 30 30
DL ALL MAIL 50 30 30 30
TUCSON (TUS) ALL MAIL 50 30 30 30
AA ALL MAIL 50 60 60 30
CO ALL MAIL 50 45 30 30
DL ALL MAIL 55 30 60 30
EB ALL MAIL 35 60 60 30
HP 0001-0600 ALL MAIL 50 60 75 35
0601-2400 50 40 75 35
NW ALL MAIL 60 45 30 30
QQ ALL MAIL 60 60 60 60
UA ALL MAIL 60 30 180 45
WN ALL MAIL 60 60 60 30
TULSA (TUL) ALL MAIL 30 30 30 30
AA ALL MAIL 50 60 60 30
CO ALL MAIL 45 45 30 30
DL ALL MAIL 60 60 45 45
EB ALL MAIL 30 60 60 30
TW ALL MAIL 60 30 30 30
UA ALL MAIL 60 30 180 45
WN ALL MAIL 60 60 45 45
W7 ALL MAIL 60 30 30 30
9E ALL MAIL 60 30 30 30
UNIVERSITY PARK (SCE) ALL MAIL 30 30 30 30
WASHINGTON (IAD) ALL MAIL 30 30 45 30
AA ALL MAIL 60 40 120 60
CO ALL MAIL 60 60 60 60
DH ALL MAIL 60 60 240 60
DL ALL MAIL 60 30 60 45
EB ALL MAIL 30 60 60 30
FL ALL MAIL 60 60 55 55
HP ALL MAIL 45 50 75 40
NW ALL MAIL 60 40 90 60
TW ALL MAIL 60 30 45 30
UA ALL MAIL 80 45 240 60
US ALL MAIL 45 45 90 60
WASHINGTON (DCA) ALL MAIL 40 40 35 30
AA ALL MAIL 50 60 60 30
CO ALL MAIL 60 60 60 60
DL 0001-0600 ALL MAIL 60 40 40 40
0601-2400 60 60 60 60
HP ALL MAIL 45 50 75 40
JI ALL MAIL 60 30 45 30
NW 0001-1200 ALL MAIL 70 50 60 40
1201-2400 45 50 60 40
TW ALL MAIL 60 40 60 60
UA ALL MAIL 65 45 180 45
EFFECTIVE 07-15-98 Page 25.** = CHANGE AMC/AMF GROUND HANDLING TIMES Attachment 1.2
Solicitation ASYS-99-01 and ASYS-R-99-01
MAIL DUE
EXCEPTION FIELD TRANSFERS
AIRPORT MAIL BY PRIOR TO MAIL DUE PASSENGERS TRIPS
CENTER/FACILITY CARRIER HOURS MAIL CLASS DEPARTURE USPS INTER INTRA
US ALL MAIL 60 60 75 60
WEST PALM BEACH (PBI) ALL MAIL 30 30 30 30
AA ALL MAIL 40 30 30 30
CO ALL MAIL 60 60 60 60
DH ALL MAIL 50 30 120 45
DL ALL MAIL 60 60 30 30
FL ALL MAIL 45 45 55 55
JI ALL MAIL 45 30 30 30
KP ALL MAIL 40 45 30 40
NW ALL MAIL 40 40 30 30
TW ALL MAIL 50 30 30 30
UA ALL MAIL 50 30 180 45
US ALL MAIL 45 45 60 30
WHITE PLAINS (HPN) ALL MAIL 30 30 30 30
AA ALL MAIL 40 45 30 30
DH ALL MAIL 45 30 120 45
UA ALL MAIL 45 30 180 45
WILKES-BARRE/ ALL MAIL 30 30 30 30
SCRANTON (AVP)
WICHITA (ICT) ALL MAIL 30 30 30 30
AA ALL MAIL 60 30 60 60
DL ALL MAIL 45 30 30 30
EB ALL MAIL 30 60 60 30
HP ALL MAIL 90 45 75 30
TW ALL MAIL 60 45 30 30
UA ALL MAIL 50 30 180 45
EFFECTIVE 07-15-98 Page 26.AMC/AMF GROUND HANDLING TIME EXCEPTIONS Attachment I.2.a
(TIME IN MINUTES)
SUPPLIER:__________________________ DATE SUBMITTED:
___________________________
MAIL DUE
CONTRACTOR
PRIOR TO MAIL DUE INTERLINE INTRALINE
AMC/AMF MAIL CLASS DEPARTURE USPS* TRANSFER TRANSFER
_____________ PRIORITY
24 HOUR PERIOD _______________ _______________ _______________ _______________
0001-0600 _______________ _______________ _______________ _______________
0601-1200 _______________ _______________ _______________ _______________
1201-1800 _______________ _______________ _______________ _______________
1801-2400 _______________ _______________ _______________ _______________
EXPRESS
24 HOUR PERIOD _______________ _______________ _______________ _______________
0001-0600 _______________ _______________ _______________ _______________
0601-1200 _______________ _______________ _______________ _______________
1201-1800 _______________ _______________ _______________ _______________
1801-2400 _______________ _______________ _______________ _______________
FIRST CLASS
24 HOUR PERIOD _______________ _______________ _______________ _______________
0001-0600 _______________ _______________ _______________ _______________
0601-1200 _______________ _______________ _______________ _______________
1201-1800 _______________ _______________ _______________ _______________
1801-2400 _______________ _______________ _______________ _______________
* The "MAIL DUE USPS" time must be the same for all mail classes.
NOTE: If an exception time is noted, all four columns should be completed..Contract ASYS 99-01 and ASYS-R-99-01 page: 1
Attachment I.3
PERFORMANCE MEASUREMENT AIRPORTS
ALLEGHENY (7) GREAT LAKES (4) MID-ATLANTIC (7)
CINCINNATI (CVG) CHICAGO (ORD) CHARLOTTE (CLT)
CLEVELAND (CLE) DETROIT (DTW) COLUMBIA (CAE)
COLUMBUS (CMH) GRAND RAPIDS (GRR) GREENSBORO (GSO)
DAYTON (DAY) INDIANAPOLIS (IND) RALEIGH (RDU)
HARRISBURG (MDT) NORFOLK (ORF)
PHILADELPHIA (PHL) NEW YORK METRO (4) RICHMOND (RIC)
PITTSBURGH (PIT) KENNEDY (JFK) LOUISVILLE (SDF)
LaGUARDIA (LGA)
MID-WEST(7) NEWARK (EWR) CAPITAL METRO (3)
DES MOINES (DSM) SAN JUAN (SJU) WASHINGTON (DCA)
KANSAS CITY (MCI) BALTIMORE (BWI)
MILWAUKEE (MKE) PACIFIC (7) DULLES (IAD)
OMAHA (OMA) HONOLULU (HNL)
ST. LOUIS (STL) LOS ANGLES (LAX) NORTHEAST (8)
TWIN CITIES (MSP) OAKLAND (OAK) ALBANY (ALB)
WICHITA (ICT) ONTARIO (ONT) BOSTON (BOS)
SACRAMENTO (SMF) BUFFALO (BUF)
SOUTHEAST (13) SAN FRANCISCO (SFO) HARTFORD (BDL)
ATLANTA (ATL) SANTA ANA (SNA) PORTLAND (PWM)
BIRMINGHAM (BHM) PROVIDENCE (PVD)
FT. LAUDERDALE (FLL) WESTERN (12) ROCHESTER (ROC)
FT MEYERS (RSW) ALBUQUERQUE (ABQ) SYRACUSE (SYR)
JACKSON (JAN) ANCHORAGE (ANC)
JACKSONVILLE (JAX) BOISE (BOI) SOUTHWEST (7)
KNOXVILLE (TYS) DENVER (DEN) DALLAS (DFW)
MEMPHIS (MEM) LAS VEGAS (LAS) HOUSTON (IAH)
MIAMI (MIA) PHOENIX (PHX) LITTLE ROCK (LIT)
NASHVILLE (BNA) PORTLAND (PDX) NEW ORLEANS (MSY)
ORLANDO (MCO) RENO (RNO) OKLAHOMA CITY (OKC)
TAMPA (TPA) SALT LAKE CITY (SLC) SAN ANTONIO (SAT)
W. PALM BEACH (PBI) SEATTLE (SEA) TULSA (TUL)
SPOKANE (GEG)
TUCSON (TUS).Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 1
July 17, 1998
ALBANY, NY (ALB)
 All originating mails at the AMF are tendered by the USPS as follows:
- Scanned
- Air Carrier Specific
- By mixed destination
- In USPS equipment
- Tendered at the AMF
 EXCEPTIONS:
- Mail for US Airways is tendered by the USPS to the US Airways freight house
- Mail flown out of Stewart Airport (SWF) is picked up by Emery at the Albany Postal facility and trucked to SWF
- High volumes of direct destinations are bulk billed
ALBUQUERQUE, NM (ABQ)
 USPS will tender mail to the air carriers in a mixed destination mode
 All mail will be tendered at the AMF
 All mail, with the exception of Registered mail, will be tendered in USPS equipment
 The mail will be tendered in the western vestibule of the AMF
 Carriers will be required to sort mail by destination and flight
ANCHORAGE, AK (ANC)
 The USPS will tender mail to air carriers on a continual 24-hour basis
 The mail will be tendered to the air carriers at the Air Mail Facility (AMF) Mail will be tendered by flight or mixed destinations
 Mail will be tendered to the carriers in USPS equipment
 Mail will be picked up by air carriers at AMF pickup lane 4
ATLANTA, GA (ATL)
 USPS tenders First Class letter tray mail in a mixed destination separation at the AMC annex via a belt system
 All other mail is tendered mixed destination at the AMC via a belt system During the term of this contract, a new facility may be opened which may change the tender procedures at
Atlanta.
BALTIMORE, MD (BWI)
 USPS tenders mail to the carriers at the AMC or under the canopy area
 Mail will be tendered as mixed destination
 Mail is tendered in USPS equipment
 Skids arriving from mailers, already scanned, are tendered to the carriers as mixed destination or destination
specific.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 2
July 17, 1998
BANGOR, ME (BGR)
 All originating mail at Bangor (BGR) airport is tendered as follows:
 Scanned
 Air carrier specific
 Mixed destinations
 Tendered at a central location on the field (same for all carriers)
 The HCR driver drops off the manifest the carriers' operations office BILLINGS, MT (BIL)
 USPS tenders all outgoing volumes to each carrier flight specific
 Mail is tendered in USPS equipment
 The air carriers are required to off load/load the mail from USPS equipment into their mail carts
BIRMINGHAM, AL (BHM)
 USPS tenders all mail to the carriers in USPS equipment or airline equipment that is staged at the AMF
 Mail is tendered at the AMF to carriers in a mixed destination and mixed flight mode
BOISE, ID (BOI)
 Mail is tendered to the carriers on a 24-hour basis
 Mail is tendered to the carrier at the AMF
 All mail is tendered to the carrier in a mixed destination mode
 The air carriers must sort the mail to the assigned flights
 The mail is tendered in USPS equipment
 The air carrier drives into the building ramp and loads the mail from USPS equipment into their equipment for transport to the plane
BOSTON, MA (BOS)
 All originating mail at the AMC is tendered as follows:
- Scanned
- Air carrier specific
- Mixed destination
- In USPS equipment
- Tendered at AMC BOS
 EXCEPTIONS:
- USPS built airline containers, that originate from the Boston P & DC, are tendered at selected commercial air carrier freight houses
- High volumes of direct destination mail is bulk billed
- USPS is responsible to tender hand-to-hand registered mail to the air carrier at the ramp area.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 3
July 17, 1998
BUFFALO, NY (BUF)
 All originating mail at the AMF is tendered as follows:
- Scanned
- Flight specific
- In USPS equipment
- Tendered at AMF BUF
 EXCEPTIONS:
- High volumes of direct destination mail is bulk billed
- Large volumes if ISAL mail is taken directly to the airlines freight houses
- USPS is responsible to tender hand to hand registered mail to the air carrier at the ramp area
BURLINGTON, VT (BTV)
 All originating mail at Burlington (BTV) airport is tendered as follows:
 Scanned
 Air carrier specific
 Mixed destinations
 Tendered at a location on the field (same for all carriers)
 In USPS equipment
 The HCR driver drops off the manifest at the carriers' operations office CEDAR RAPIDS, IA (CID)
 USPS tenders mail to the carrier at the AMF
 USPS tenders mail to carriers flight specific
 Mail is tendered in USPS equipment
 Mail is picked up by the air carriers and delivered to the ramp area CHARLOTTE, NC (CLT)
 USPS tenders mail to the air carriers at the AMF. Some mail for US Airways is tendered to an off site area during heavy volume periods
 USPS tenders mail volumes to the air carriers as mixed flight and mixed destination
 Where volume warrants, some mail is tendered flight/destination specific Express Mail is tendered separately in a mixed mode
 US Airways carries approximately 75% of all outbound volumes. Their mail is tendered by hourly cutoffs (all flights close within the hour would be tendered together)
 Mail is tendered in USPS equipment
CHICAGO, IL (MDW)
 USPS tenders mail to the air carriers at the ATO office
 The mail is in USPS equipment
 Mail is tendered flight specific, with mixed destinations.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 4
July 17, 1998
CHICAGO, IL (ORD)
 Mail is tendered to the air carriers at the AMC, and also may be tendered to the carriers at a USPS facility other than the AMC located on the airport
 Mail is tendered in USPS equipment
 At the AMC, mail is tendered to the carrier through a sack sorter system, and automated tray system
 Mail is tendered in a mixed destination mode
 Through local agreements, SWYB mail and equipment, is tendered to the carrier off site in USPS equipment as mixed destination and mixed flight
 Through local agreements, USPS built airline containers are tendered off site at the carriers' freight house
CINCINNATI, OH (CVG)
 USPS tenders mail to the carriers at the AMF
 The USPS will tender mail to the carriers in a mixed destination mode
 This mail will be available for pick up in USPS equipment and it will be staged in a designated area for each air carrier
 The air carriers must enter the staging area for final pick up of mail upon close-out time and also take the printed manifest
CLEVELAND, OH (CLE)
 The USPS tenders mail to the carriers at the AMC concourse area
 Mail is tendered in USPS equipment
 The mail is placed in a specific area designated for outgoing mail
 The mail will be identified by flight number
 Some high volume destinations may be bulk assigned
 When volume decreases, the mail is tendered to the carriers as mixed flight and destination
 Express Mail is the last mail tendered prior to close out time and is put on top or next to the intended flight area or on the manifest table under the respective airline placard
COLORADO SPRINGS, CO (COS)
 All mail is tendered to air carriers through the Airport Transfer Office
(ATO)
 Mail is tendered in USPS equipment
 Mail is tendered in a mixed destination mode, by carrier
 Air carrier will sort mail by destination/flight
 High volume direct destinations may be bulk billed
 Airline employees transfer the mail from USPS equipment to their equipment and transport plane side for boarding and provide security.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 5
July 17, 1998
COLUMBIA, SC (CAE)
 USPS tenders mail to air carriers one hour prior to departure
 Mail is tendered at the back door of the AMF
 First Class Mail is available for the first bank of flights by 0600
 Priority Mail is ready for the first bank of flights by 0500
 Mail is tendered in a mixed destination mode
 Mail is tendered in USPS equipment
COLUMBUS, OH (CMH)
 Mail is tendered to the carriers at the AMF
 All air carriers are tendered mail in USPS equipment
 Mail is separated by flight number
DALLAS, TX (DFW)
 USPS tenders mail in USPS equipment to all carriers, except American Airlines
(AA), at the AMC in the
interface section
 USPS tenders mail to AA in AA mail carts outside the AMC patio
 Mail is tendered in a mixed destination mode, except for mail assigned to AA flights leaving DFW between
0600 and 0815 which is tendered flight specific
 Mail is picked up at the AMC by airline contract employees, except AA uses AA employees
DAYTON, OH (DAY)
 Mail is tendered at the AMF
 The Dayton AMF will tender mail to the air carriers in USPS equipment Containers of mail will be identified by carrier
 The mail will be tendered by flight number
 The mail will be mixed by type (EX: First Class, Priority, Express)
DENVER, CO (DEN)
The Denver AMC tenders mail to commercial air carriers at three locations as indicated below
 Off site at the joint CO/USPS facility at the west end of Concourse "A"
 USPS tenders mail at this facility in USPS equipment
 Mail is tendered as mixed carrier, mixed destinations, to the following carriers: Continental, Delta,
Frontier, America West and Midwest Express
 Off site at the joint United Airlines/USPS facility at the west end of Concourse "B"
 Mail is tendered at this facility in USPS equipment
 Mail is tendered as mixed carrier, mixed destinations, to the following carriers: United, Great Lakes
Aviation, Mesa and Air Wisconsin
 On site at the Denver AMC
 Mail is tendered at this facility in USPS equipment
 The mail is tendered as carrier specific, mixed destinations, to all other ASYS/ASYS-R carriers.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 6
July 17, 1998
DES MOINES, IA (DSM)
 USPS tenders mail to the carriers at the AMF
 Mail is tendered to the air carriers flight specific
 Mail is tendered in USPS equipment
 Express Mail is tendered separate from other mail classes
DETROIT, MI (DTW)
 USPS tenders the mail to the air carriers at the AMC
 The mail is tendered in USPS equipment
 Mail is tendered to each carrier as mixed destination mail
 Approximately 25% of the total tendered volume is destination specific FLUSHING, NY (LGA)
 USPS tenders mail to the carrier at the AMC
 Mail is separated by individual carrier
 USPS built airline containers are built by mutual agreement
 EXCEPTION: Through local agreement, from Tuesday through Saturday, during different hours of the day, mail from various off site postal facilities is sent directly to an air carrier operation. The mail is loose loaded in a postal vehicle and delivered to a designated ramp area. The mail is tailgated by USPS personnel and the air carrier removes the mail from the vehicle tailgate and sorts the mail by flight into their equipment.
 EXCEPTION: Some off site USPS airline containers are built at facilities other than the AMC. These containers are delivered, via postal vehicles, to airline freight areas.
FORT LAUDERDALE, FL (FLL)
 USPS tenders mail to the air carriers flight specific.
 Mail is tendered at the Postal facility in USPS equipment.
GRAND RAPIDS, MI (GRR)
 USPS tenders the mail to the air carriers at the AMF
 The mail is tendered in USPS equipment
 The mail is tendered flight specific, with mixed destinations
GREENSBORO, NC (GSO)
 USPS tenders the mail to the air carriers at the AMF
 Mail is tendered by air carrier in a mixed destination mode
 Mail is tendered in USPS equipment.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 7
July 17, 1998
GREENVILLE, SC (GSP)
 USPS tenders the mail to the air carriers at the AMF
 The mail is tendered in USPS equipment
 The mail is tendered in a mixed destination mode
HARTFORD, CT (BDL)
 All originating mail at AMF Bradley is tendered as follows:
- Scanned
- Air carrier specific
- By mixed destination
- In USPS equipment
 EXCEPTIONS:
- High volumes of direct destination mail is bulk billed
- USPS builds airline containers for specific airlines (local agreement)
- Off site tender will be established via a local agreement with air carriers. If agreed to, there will be no additional expense agreed to at the AMF level. A copy of the agreement/s will be provided to the
Contracting Officer.
HONOLULU, HI (HNL)
 USPS tenders mail to the air carriers at the P & DC
 Flight specific (delete this bullet)
 Mixed destination (air carrier to sort by flight)
 Tendered in USPS equipment
 Some local agreements are made between the HNL Plant Manager, or his/her designee, and the air carrier representatives
HOUSTON, TX (IAH)
 USPS tenders mail to the air carriers at the AMC
 Mail is sorted by carrier separation. No separation is made by destination or flight.
 Mail is tendered in USPS equipment or through the AMC belt system into airline carts.
 The carriers pick up their assigned mail at the AMC north dock.
INDIANAPOLIS, IN (IND)
 USPS tenders mail to the air carriers at the AMC.
 The mail is tendered as mixed destinations.
 Mail is tendered in USPS equipment.
JACKSON, MS (JAN)
 Mail is tendered to the carriers at the AMF
 USPS tenders mail to the air carriers flight specific.
 Mail is tendered at the AMF in USPS equipment..Attachment I.4 Specification TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 8
July 17, 1998
JACKSONVILLE, FL (JAX)
 USPS tenders mail to the air carriers in a mixed destination, mixed flight sortation
 Mail is tendered at the AMF
 Tendered to the carriers in USPS equipment
 EXCEPTION: Delta and US Airways are tendered some mail flight and destination specific
 EXCEPTION: Northwest and United Airlines are tendered some mail flight specific
JAMAICA, NY (JFK)
 USPS tenders mail to the carrier at the AMC
 Mail is tendered in a mixed destination mode
 Mail is separated by individual carrier
 USPS built airline containers are built by mutual agreement
 EXCEPTION: Through local agreement, from Tuesday through Saturday, during different hours of the day, mail from various off site postal facilities is sent directly to an air carrier operation. The mail is loose loaded in a postal vehicle and delivered to a designated ramp area. The mail is tailgated by USPS personnel and the air carrier removes the mail from the vehicle tailgate and sorts the mail by flight into their equipment.
 EXCEPTION: Some off site USPS airline containers are built at facilities other than the AMC. These containers are delivered, via postal vehicles, to airline freight areas. KANSAS CITY, MO (MCI)
 USPS tenders mail to the carriers at the AMC
 Mail is tendered mixed destination, mixed flight to the air carriers
 Mail is tendered to the carrier in USPS equipment
LAS VEGAS, NV (LAS)
 USPS tenders mail to each commercial carrier in a mixed destination mode
 Mail is tendered in USPS equipment
 The airline sorts the mail by flight and transports it to the plane for loading
 The mail is tendered at the tendering area located on the west side of the
AMC
LITTLE ROCK, AR (LIT)
 USPS tenders mail to the carriers at the AMF
 Mail is tendered mail to the carriers in a mixed destination mode
 Although the USPS is not responsible to separate mail by flight, when possible, they will assist the carrier in separating the mail by flight assignment
 Mail is tendered in USPS equipment.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 9
July 17, 1998
LOS ANGELES, CA (LAX)
 USPS tenders mail to the air carriers in a mixed destination mode
 Some high volume cities are tendered in a destination specific mode
 Mail is tendered to the carrier at the AMC
 USPS tenders mail to carriers in USPS equipment
 USPS tenders mail to the carriers via a sack sorter
 Mail is tendered, through local agreements, at the carriers freight buildings A spider belt is utilized to process irregular pieces
 Bulk billing is utilized to process high mail volumes through small dispatching time window
LOUISVILLE, KY (SDF)
 USPS tenders mail to the air carriers at the AMF
 Mail is tendered in a mixed destination mode
 Mail is tendered in USPS equipment
MANCHESTER, NH (MHT)
 All originating mail at Manchester (MHT) airport is tendered as follows:
 Scanned
 Air carrier specific
 Mixed destinations
 Tendered to the carrier in USPS equipment
 Tendered at a location on the field (same for all carriers)
 The HCR driver drops off the manifest at one (1) locally agreed upon location for all carriers
MEMPHIS, TN (MEM)
 The Postal Service tenders mail to each airline in banks. These banks may consist of mixed destinations and flight specific tender.
 The mail is tendered, at the AMC
 Tendered in USPS equipment.
MIAMI, FL (MIA)
 The USPS tenders mail to the air carriers in a mixed destination, mixed flight sortation
 The carriers receive the mail via a sack sorter system at the AMC
 Some mail is tendered flight and/or destination specific to assigned run outs All carriers receive mail by flight bank.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 10
July 17, 1998
MILWAUKEE, WI (MKE)
 USPS tenders mail at the AMC
 Mail is tendered in a mixed destination and flight mode
 Mail is tendered to the carrier in USPS equipment
MINNEAPOLIS/ST. PAUL, MN (MSP)
 Mail is tendered at the AMC
- Mail for Northwest Airlines is tendered flight specific at the west end of the building
- All other carriers mail is tendered flight specific at the north end of the building
 USPS tenders mail to the air carrier either flight specific or as direct destination
 Mail is tendered in USPS equipment
During the term of this contract it is the intention of the Postal Service to build a new AMC. Once the facility is completed, the following tender procedures will replace the existing ones:
 Mail scanned at the AMC will be tendered to the carriers by assigned run out slides
 Mail tendered in a mixed destination mode
 Carriers responsible to sort by flight assignment
 Direct "unscanned" containers will be bulk billed and tendered carrier specific
MOBILE, AL (MOB)
 Tender location is airport annex station
 Air carriers load
 Mail is tendered by carrier and flight in USPS rolling equipment
NASHVILLE, TN (BNA)
 USPS tenders mail by carrier
 USPS makes a mixed destination sortation
 All mail is tendered at the AMC
 Tendered in USPS equipment
NEW ORLEANS, LA (MSY)
 USPS tenders the mail to the air carriers at the AMF
 The mail is tendered in USPS equipment
 The mail is tendered in a mixed destination mode.Attachment I.4 Specification TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 11
July 17, 1998
NEWARK, NJ (EWR)
 USPS tenders mail to the carrier at the AMC
 Mail is separated by individual carrier
 USPS built airline containers are built by mutual agreement
 EXCEPTION: Through local agreement, from Tuesday through Saturday, during different hours of the day, mail from various off site postal facilities is sent directly to an air carrier operation. The Mail is loose loaded in a postal vehicle and delivered to a designated ramp area. The mail is tailgated by USPS personnel and the air carrier removes the mail from the vehicle tailgate and sorts the mail by flight into their equipment.
 EXCEPTION: Some off site USPS airline containers are built at facilities other than the AMC. These containers are delivered, via postal vehicles, to airline freight areas.
 During the term of this contract, a new material handling system may be introduced which may change the tender procedures at this airport..Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 12
July 17, 1998
OAKLAND, CA (OAK)
 USPS tenders mail to the air carriers at the AMF
 Mixed destination (air carrier to sort by flight)
 Tendered in USPS equipment
 Some local agreements are made between the OAK Manager, or his/her designee, and the air carrier representatives
OKLAHOMA CITY, OK (OKC)
 The USPS tenders mail to the carriers flight specific
 Mail is tendered to the carriers at the AMF,
 Tendered in USPS equipment
OMAHA, NE (OMA)
 USPS tenders mail at the AMF
 USPS tenders mail to the carriers flight specific
 Mail is tendered in USPS equipment
ONTARIO, CA (ONT)
 USPS tenders mail to the air carriers at the AMF
 Mixed destination (air carrier to sort by flight)
 Tendered in USPS equipment
 Some local agreements are made between the ONT Manager, or his/her designee, and the air carrier representatives
ORLANDO, FL (MCO)
 USPS tenders mail to the air carriers in a mixed destination, mixed flight sortation
 Mail is tendered at the Postal facility
 Tendered in USPS equipment
PENSACOLA, FL (PNS)
 USPS tenders mail to the air carriers destination specific
 Mail is tendered at the AMF
 Tendered in USPS equipment.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 13
July 17, 1998
PHILADELPHIA, PA (PHL)
 The carriers are assigned run off belts. These run off belts deliver assigned mail from the ACDCS & SWYB units inside the AMC. This mail is tendered in a mixed flight and destination mode.
 The air carriers are responsible for maintaining adequate staffing for these belts to insure complete coverage for regular patterns of tender.
 Mail will also be tendered by the USPS to the carrier in USPS equipment. Mail tendered in USPS equipment will be identified by carrier code. This mail may be tendered by flight number, destination or mixed destination and flight.
 NOTE: At the discretion of the AMC Manager or designee, space will be made available behind the AMC to facilitate additional cart space needed for sortation by the air carriers.
 EXCEPTIONS: Mail for Emery, DHL and American International is containerized as mixed destination and flights and staged in the concourse for the ground handlers to load into their equipment.
 NOTE: No airline equipment will be staged in the main aisle of the concourse. PHOENIX, AZ (PHX)
 USPS will tender mail to the airline carriers on a continual 24-hour basis The mail will be tendered loose by mixed destination to each carrier
 The mail will be tendered in USPS equipment
 Carriers will be required to sort mail by destination and flight
PITTSBURGH, PA (PIT)
 The mail is tendered at the AMC
 Tendered in USPS equipment
 Mixed destination mail is tendered to individual carriers in carrier identified equipment
 Some mail may be designated to specific flights and/or destinations
 EXCEPTION: US Airways is tendered mail as mixed tender from a conveyor belt system
PORTLAND, ME (PWM)
 All originating mail tendered at the Portland (PWM) airport is tendered as follows:
 Scanned
 Air carrier specific
 Mixed destinations
 In USPS equipment
 Tendered at the Portland airport transfer office (ATO).Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 14
July 17, 1998
PORTLAND, OR (PDX)
 The USPS will tender mail to airlines on a continual 24-hour basis
 The mail will be tendered to the air carriers at the PDX Air Mail Facility Exception to this is through local agreement, during different hours of the day, mail may be sent directly to an
air carriers' operation. This mail will be loaded in USPS equipment in a postal vehicle and delivered to a designated area.
 Mail will be tendered by mixed destinations and mixed flights to the air carrier
 Mail will be tendered in USPS equipment
 The air carrier will be responsible for transporting mail to plane side and providing the security of mail until the departure of the aircraft
PROVIDENCE, RI (PVD)
 All originating mail at Providence (PVD) airport is tendered as follows:
 Scanned
 Air carrier specific
 Mixed destinations
 In USPS equipment
 Tendered at Providence (Green) airport transfer office (ATO)
 EXCEPTIONS:
 Mails for US Airways and United are tendered by USPS at the US Airways and United freight house
RALEIGH, NC (RDU)
 Mail is tendered to the carriers at the AMC ramp access dock
 Mail is tendered by mixed destination and by destination for each carrier Mail is tendered to the carriers in USPS equipment
 Each carrier will be assigned a specific staging area for pick up of mail
 Due to limited space, all carriers will load their assigned mail on the ramp side of the gate
 Unless approved, no carrier is to load and separate mail on the USPS side of the fenced area
RENO, NV (RNO)
 Mail is tendered to the carriers at the AMF
 USPS tenders mail to the carriers on a 24-hour basis
 Mail is tendered by mixed destination for each carrier
 Mail is tendered to the carriers in USPS equipment
 The air carrier is responsible for transporting mail to the plane side and providing the security of mail until the departure of the aircraft
RICHMOND, VA (RIC)
 Mail is tendered to all carriers flight specific in USPS mail transport equipment (MTE)
 Carriers pick up mail from AMF ramp. Manifest is issued
 Carrier representatives call prior to close out for volumes.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 15
July 17, 1998
ROCHESTER, NY (ROC)
 All originating mails at the Rochester postal facility are tendered as follows:
- Scanned
- Flight specific
- In USPS equipment
- Tendered at AMF Rochester
 EXCEPTION:
- Emery (EB) airlines picks mail up at the Rochester P & DC
SACRAMENTO, CA (SMF)
 USPS tenders mail to the air carriers at the AMF
 Mixed destination (air carrier to sort by flight)
 Tendered in USPS equipment
 Some local agreements are made between the SMF Manager, or his/her designee, and the air carrier representatives
 EXCEPTION: Destination specific First Class Mail (FCM), prepared by a mailer/customer, shall be tendered as a bulk billed mail
ST. LOUIS, MO (STL)
 USPS tenders mail to the carriers at the AMC
 Mail is tendered to the carriers flight specific
 Tendered in USPS equipment
SALT LAKE CITY, UT (SLC)
 USPS will tender mail to airlines on a continual 24-hour basis
 All mail will be tendered at the AMC
 Tender will be mixed destination by carrier
 Mail will be tendered to the carrier in USPS equipment
 It is the responsibility of the air carrier to sort the mail by destination and flight
SAN ANTONIO, TX (SAT)
 USPS tenders mail to the carriers, carrier specific in a mixed destination mode
 Mail will be tendered at the AMF
 Mail will be tendered in USPS equipment
 Any separation needed, must be performed by the air carriers at an area that is not on the AMF property.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 16
July 17, 1998
SAN DIEGO, CA (SAN)
 USPS tenders mail to the air carriers at the AMF
 Mail is tendered flight specific
 Tendered in USPS equipment
 Some local agreements are made between the SAN Manager, or his/her designee, and the air carrier representatives
SAN FRANCISCO, CA (SFO)
 USPS tenders mail to the air carriers at the AMC and designated air carrier cargo facilities per local agreements
 Tendered to carrier as destination specific mail volumes in direct/intact USPS equipment (MTE); tender locations/air carrier pick-up points at the AMC or air carrier cargo facilities to be determined by local agreements
 Tendered to the air carriers as flight specific mail volumes, in direct/intact USPS equipment (MTE); tender locations/air carrier pick-up points at the AMC or air carrier cargo facilities to be determined by local agreements
 Flight specific and destination specific mail may be tendered to the carriers in front of the run-out belt area
(delete this bullet)
 Tendered to the air carriers as mixed destinations; this mail is tendered either via the sack sorter run out conveyor belt(s) or in USPS mail transport equipment (MTE) from various dispatch areas in the AMC
 Mail dispatched from the ACDCS or Express Mail dispatch area are tendered to the carriers in USPS equipment (delete this bullet)
 Some local agreements are made between the SFO Plant Manager, or his/her designee, and the local air carrier representatives
SAN JUAN, PR (SJU)
 USPS tenders mail to the carrier at the AMC
 Mail is separated by individual carrier
 Mail is tendered in a mixed destination mode
 USPS built airline containers are built by mutual agreement
 EXCEPTION: Through local agreement, from Tuesday through Saturday, during different hours of the day, mail from various off site postal facilities is sent directly to an air carrier operation. The mail is loose loaded in a postal vehicle and delivered to a designated ramp area. The mail is tailgated by USPS personnel and the air carrier removes the mail from the vehicle tailgate and sorts the mail by flight into their equipment.
 EXCEPTION: Some off site USPS airline containers are built at facilities other than the AMC. These containers are delivered, via postal vehicles, to airline freight areas..Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 17
July 17, 1998
SEATTLE, WA (SEA)
 The USPS will tender mail to airlines on a continual 24-hour basis
 The mail will be tendered at the AMC
 Exception: through local agreement, mail from various postal facilities is sent directly to an air carriers'
operation. The mail is in postal equipment in either a postal vehicle or a contractor's vehicle, and delivered to a designated area.
 Mail will be tendered in a mixed destination mode, separated by air carrier The airlines will be responsible for transporting mail to plane side and providing the security of mail until the
departure of aircraft
 During the term of this contract, the Seattle AMC is planning a facility alteration to begin in 1998. During construction, it may be necessary to have the air carriers receive mail at an alternate delivery point on the ramp. If necessary, these alternate points will be mutually negotiated. SYRACUSE, NY (SYR)
 All originating mails at the Syracuse AMF are tendered as follows:
- Scanned
- Air carrier specific
- By mixed destination
- In USPS equipment
- Tendered at Syracuse AMF
 EXCEPTIONS
High volumes of direct destinations are bulk billed
TALLAHASSEE, FL (TLH)
 Mail is tendered at the Tallahassee AMF
 Air carriers will load the mail
 The mail is tendered by carrier
TAMPA, FL (TPA)
 USPS tenders mail in a mixed destination, mixed flight sortation to the air carriers
 Mail is tendered to the carrier at the Postal plant in placarded USPS equipment
 The air carriers load the mail into their equipment at a designated platform location
TULSA, OK (TUL)
 USPS tenders mail to the air carriers at the AMF
 Mail is tendered to the carriers in a flight specific mode
 Tendered to the carriers in USPS equipment
TUCSON AZ (TUS)
 USPS tenders mail to the air carriers at the AMF
 Mail is tendered flight specific
 Tendered in USPS equipment.Attachment I.4 Specification
TENDER PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 18
July 17, 1998
WASHINGTON, DC (DCA)
 Mail received from USPS feeder processing plants is tendered carrier specific to the carriers. This mail is in a mixed destination mixed flight mode.
 Direct "unscanned" containers are bulk billed and tendered to the carriers destination specific
 Mail scanned at the AMC is tendered to the carriers via a sack sorter and is sent to a carriers assigned run out slide
 The USPS tenders Con-Con mail to the carriers plane side. This mail is destination and flight specific
WASHINGTON, DC (IAD)
 Mail is tendered to the air carriers as mixed flights and mixed destinations Large volumes, for single destinations, are kept separate when the mail is received as such from a processing
facility
 Mail is tendered to the carriers at the AMC in APCs, BMCs, triwalls and on pallets
 Mail for United, American and Delta Airlines is tendered to them at various mutually agreed upon points on the airport grounds in their respective airline containers such as LD3's or
LD2's
 United Airlines is also tendered mail, in nine ton trucks, to a mid-field sortation area
WEST PALM BEACH, FL (PBI)
 USPS tenders mail to the air carriers in a mixed destination, mixed flight sortation
 Mail is tendered at the AMF
 Tendered in USPS equipment
WICHITA, KS (ICT)
 USPS tenders mail to the carriers at the AMF
 Mail is tendered to air carriers flight specific
 Mail is tendered, to the carriers, in USPS equipment for loading into airline equipment.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 19
July 17, 1998
ALBANY, NY (ALB)
 All destinating mail at Albany AMF is delivered as follows:
- To the AMF by the air carrier
- In air carrier equipment
- Unloaded by the USPS
- Unloaded into USPS equipment
 Carriers will record mail delivery, by carrier and flight, on PS Form 2753A ALBUQUERQUE, NM (ABQ)
 Air carriers will deliver mail at the south side of the AMF
 It is the responsibility of the air carriers to unload all mail onto the induction belt system
 EXCEPTION: The USPS will handle damaged or Registered mail
ANCHORAGE, AK (ANC)
 The air carrier will deliver the mail to the Anchorage AMF
 Entry into AMF must be via Sikorsky Avenue and the AMF driveway at the northwest corner of the AMF
 The air carriers must off-load mail onto the two conveyor belts according to the posted instructions on display board above each lane
 Express Mail and Registered Mail will be placed on floor mats below the belts ATLANTA, GA (ATL)
 Carriers deliver the mail to both the AMC and Annex
 Air carriers unload First Class Mail onto a belt system at the AMC Annex
 The air carriers unload all other mail onto a belt system at the AMC BALTIMORE, MD (BWI)
 Air carriers deliver the mail to the AMC
 All mail must be staged under the canopy area near the incoming operation
- If the mail can not be staged under the canopy, the carts will be staged, in an orderly fashion, by the carriers, outside of the canopy area in such a way as not to impede the roadway
 Carriers must record the flights on the USPS provided AMC arrival forms
- The USPS provided time clock must be used
- The cart numbers, flight numbers and flight arrival times must be recorded
- A three part form is used. The white copy goes in a container marked AMC. The pink copy goes in the pocket on the mail cart and the yellow copy is retained by the carrier.
 Once the carrier delivers the mail, the USPS will unload the mail.Attachment
I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 20
July 17, 1998
BANGOR, ME (BGR)
 All destinating mail at Bangor (BGR) airport is delivered as follows:
 To the air mail transfer point by the air carrier
 In air carrier equipment
 Unloaded by the air carriers
 Unloaded into USPS equipment
BILLINGS, MT (BIL)
 Air carriers deliver the mail in airline carts to the ATO
 USPS airport contractor unloads the mail from the carts into USPS equipment
 A five (5) way split, to isolate all classes of mail, is performed by the airport contractor
BIRMINGHAM, AL (BHM)
 Carriers deliver mail to the AMF
 The carriers unload the mail onto inbound induction belts
 Mail is unloaded in a mixed mode
BOISE, ID (BOI)
 The carrier delivers the mail to the AMF
 The mail is unloaded by the carrier into USPS equipment located in the AMF ramp area
 USPS employees may assist in the unload into USPS equipment if it is a large load
 It is anticipated that during the term of this contract, the Boise AMF may get an induction belt system; if so, the airlines will unload and separate incoming mail onto the belts.
BOSTON, MA (BOS)
 All destinating mail at Boston AMC is delivered as follows:
- To the AMC by the air carrier
- In air carrier equipment
- Unloaded by the air carriers onto a belt induction system
 EXCEPTION:
- Registered Mail hand to hands, outsides and pouches are picked up plane side by the USPS.
 Carriers will record mail delivery, by carrier and flight, on PS Form 2753A.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 21
July 17, 1998
BUFFALO, NY (BUF)
 All destinating mail at Buffalo AMF is delivered as follows:
- To the AMF by the air carrier
- In air carrier equipment
- Unloaded by the USPS
- Unloaded into USPS belt system
 EXCEPTION:
- Registered Mail hand to hands, outsides and pouches are picked up plane side by the USPS.
 Carriers will record mail delivery, by carrier and flight, on PS Form 2753A BURLINGTON, VT (BTV)
 All destinating mail at Burlington (BTV) Airport is delivered as follows:
 In air carrier equipment
 Delivered to a central location on the airport grounds (same for all carriers)
 Unloaded by carrier
 Unloaded into USPS equipment
CEDAR RAPIDS, IA (CID)
 The air carriers deliver the mail to the AMF
 The air carrier unloads the mail into USPS equipment
 Mail is separated by mail class,
CHARLOTTE, NC (CLT)
 Carriers deliver the mail to the AMC
 Carriers are responsible to unload the mail onto two incoming belts
 Air carriers make three separations
 First Class Mail is unloaded onto one belt
 Priority and Express Mail are unloaded onto the second belt
 Letter trays are loaded into nutting trucks and rolled to the tray operation Airlines are required to use the USPS provided time clock to clock in all destinating mail
CHICAGO, IL (MDW)
 The air carriers deliver the mail to the ATO office.
 The carriers unload the mail from their equipment into USPS equipment.
 Mail is separated by mail type and by three digit zip code destination
(Zip Codes 604 & 605).
CHICAGO, IL (ORD)
 Air carrier delivers mail to AMC ORD
 The USPS unloads mail from the carrier equipment onto an inbound belt system.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 22
July 17, 1998
CINCINNATI, OH (CVG)
 All carriers are to deliver mail to the AMF
 The carrier will unload mail from their carts onto an induction belt system in the USPS concourse tunnel
 Trays are to be stacked no more than three high
 Whenever volume is heavy and access to the belt is burdensome, the carrier may unload the mail into USPS equipment
 USPS will supply empty equipment if needed for unloading
 USPS will transport the USPS equipment into the AMF and monitor delivery times for inbound scanning
 Upon delivery, the ground handler will record the cart number, flight number and delivery time by using a
USPS provided timed time clock (A three part form is utilized for the time clock)
CLEVELAND, OH (CLE)
 All carriers are to deliver mail to the AMC
 During the term of this contract, robotics may be installed at the AMC. After robotics installation, the traffic pattern in concourse may reverse
 The air carrier will unload the mail onto the induction belts in the concourse. When unloading, the carrier must follow the instructions on the overhead signs that indicate the mail type to be unloaded onto the belt.
After robotics installation:
 Letter trays and flat tubs will be loaded onto the tray line with the slide labels facing east (up the belts)
 Sacks and outsides will be loaded onto the existing belts
 The air carrier is to wait in queue until one of the induction belts is available
 Express Mail is segregated and off loaded into specially marked containers that are placed at the end of the induction belts
 Upon delivery, the carrier must complete PS Form 2753A-CLE (mail delivery record), including using the
USPS provided timed time clock
 ABNORMAL DELIVERY OPERATIONS: During the peak periods when mail arrivals are frequent, the carriers are to take a "contingency off-load placard" (provided at the manifest table) and write the AMC arrival time of the mail, the flight number and initial and tape the placard to a conspicuous location on the cart. Whenever this occurs, the carrier must inform the USPS employee. The cart should be parked on the north side of the AMC in such a way as it does not block operations. The cart should be secured and unhooked. As soon as possible, the airline employee will then hook up and bring the cart to be unloaded at the
AMC. The carrier will then turn the contingency off-load placard in to the USPS employee so that the correct inbound scanner time can be documented.
COLORADO SPRINGS, CO (COS)
 Air carriers unload aircraft and dray mail to the ATO in airline carts/containers
 Air carriers unload all mail into designated USPS equipment
 Air carriers separate and orient Express, Letter Trays, Flat tubs and Priority as indicated
 Air carriers will record mail delivery, by carrier and flight, on PS Form 2753A or other designated system
(time clock).Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 23
July 17, 1998
COLUMBIA, SC (CAE)
 The carriers deliver the mail to the AMF dock area
 The carriers unload the mail onto two belts
 Orange sacks and letter trays go onto one belt and all other mail is loaded onto the other belt
COLUMBUS, OH (CMH)
 All carriers are to deliver mail to the AMF
 The carriers unload the incoming mail onto the incoming induction belt
 The ground handler will record the cart number, flight number and delivery time by using a USPS provided time clock
DALLAS, TX (DFW)
 Airlines (subcontractors) deliver mail to AMC, in USPS equipment, except American Airlines (AA)
 Carriers unload tail of trucks
 USPS unloads off of truck and unload mail onto induction belts
 AA delivers the mail in AA carts to the AMC back yard
 USPS unloads the carts
DAYTON, OH (DAY)
 All carriers are to deliver mail to the AMF
 The air carriers will unload mail from their equipment into USPS equipment Pouches and flat tubs will be unloaded into USPS hampers
 Letter trays will be loaded into USPS APC's
 The airlines sign in the date, time and flight number to identify the mail delivery time
 NOTE: When a time clock is installed at DAY, the carriers will be required to record the flight delivery time via the time clock
DENVER, CO (DEN)
Mail is delivered by commercial carriers to the Denver AMC at three locations as indicated below:
 Off site at the joint CO/USPS facility at the west end of Concourse "A". Continental, Delta, Frontier, America West and Midwest Express load mail onto a belt system at this
facility.
 A two way separation is made by the carriers subcontractor.
 Off site at the joint United/USPS facility at the west end of Concourse "B". United, Air Wisconsin, Mesa, and Great Lakes Aviation load mail onto a belt system at this facility.
 A two way separation is made by the carriers.
 On site at the Denver AMC.
 All other ASYS/ASYS-R carriers load mail onto a belt system at the Denver
AMC.
 No separations are made by the carriers..Attachment I.4 Specification DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 24
July 17, 1998
DES MOINES, IA (DSM)
 The carrier delivers the mail to the AMF
 The carrier unloads the mail onto an inbound induction belt
DETROIT, MI (DTW)
 The carrier delivers the mail to the AMF in airline equipment
 The USPS unloads the mail from the airline equipment onto a belt system FLUSHING, NY (LGA)
 Carriers unload mail from their aircraft and dray it to the AMC
 Carriers unload mail onto inbound belts
 EXCEPTION: In some cases, through a local agreement, there may be a separate delivery point, on the ramp, that is agreed to by all parties
FORT LAUDERDALE, FL (FLL)
 The air carriers are responsible for delivering the mail to the postal facility
 The mail is unloaded by the carrier into USPS equipment
GRAND RAPIDS, MI (GRR)
 The carrier delivers the mail to the AMF in airline equipment
 The USPS unloads the mail from the airline equipment into USPS equipment GREENSBORO, NC (GSO)
 Carriers deliver mail to the AMC
 Carriers unload flat trays into BMC containers
 Carriers unload all other types of mail into USPS equipment
GREENVILLE, SC (GSP)
 Air carriers deliver the mail to the back door of the AMF
 Mail is delivered in airline carts
 The USPS unloads the mail from the airline carts into USPS equipment.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 25
July 17, 1998
HARTFORD, CT (BDL)
 All destinating mail at Hartford AMF is delivered as follows:
- To the AMF by the air carrier
- In air carrier equipment
- Unloaded by the carrier
- Unloaded into USPS equipment
- Air carriers are required to separate Express Mail from other mail classes Carriers records mail delivery, by carrier and flight, on PS Form 2753A
HONOLULU, HI (HNL)
 Airline carriers deliver mail to the HNL P & DC
 Airline carriers unload the mail from their equipment into USPS equipment and/or onto a conveyor belt system
HOUSTON, TX (IAH)
 All carriers deliver mail to the belts at the AMC north dock
 Carriers unload the mail from their carts onto the belt system or into USPS equipment
INDIANAPOLIS, IN (IND)
 Airline carriers deliver mail to the AMC
 USPS unloads the mail from the airline equipment into USPS equipment
JACKSON, MS (JAN)
 Airline carriers deliver mail to the AMF
 The air carriers unload all mail onto an induction belt at the AMF JACKSONVILLE, FL (JAX)
 Airline carriers deliver mail to the AMF
 The air carriers unload the mail onto a belt system at the AMF
 EXCEPTION: The air carrier unloads non-conveyable, CON-CON and live animals into USPS equipment
JAMAICA, NY (JFK)
 Carriers unload mail from their aircraft and dray it to the AMC
 Carriers unload mail onto inbound belts
 EXCEPTION: In some cases, through a local agreement, there may be a separate delivery point, on the ramp, that is agreed to by all parties.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 26
July 17, 1998
KANSAS CITY, MO (MCI)
 Carrier delivers and unloads all mail at the AMC
 The carriers make a separation when unloading mail
 The carrier unloads all sack and pouch mail onto the inbound induction "A"
belt
 The carrier unloads all trays onto the tray line
 The carrier unloads all outside pieces and registered mail into USPS equipment
 NOTE: The USPS will assist the carriers in unloading when they deem it necessary.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 27
July 17, 1998
LAS VEGAS, NV (LAS)
 Airline carriers deliver mail to the AMC
 The air carriers unload all inbound mail at the AMC
 Letter trays are unloaded onto the top induction roller belt on the south side of the AMC
 Sacks, flat trays, and outside parcels are loaded on the bottom induction belt on the south side of the AMC
 Express Mail is placed in USPS equipment located at the front of the induction belt by the commercial carriers
 Con-Con mail is always brought into the AMC by the commercial carriers One-half hour will be subtracted from the actual clock time to allow mail to pass through the induction belts
prior to PM inbound scanning inside the AMC
LITTLE ROCK, AR (LIT)
 Air carriers deliver mail to the AMF
 The carriers must complete the mail delivery record (PS Form 2753A) by noting the flight number, arrival time of the flight, arrival time at the AMF and the initials of the carrier representative that is delivering the mail
 Once PS Form 2753A is completed, the carrier should turn on conveyor belt and unload mail onto belt
 If the conveyor belt is inoperative, the USPS will assist the carriers in unloading the mail from the carriers equipment into USPS equipment
 Carrier must deliver mail to the Postal Service within the specified ground handling time as determined in the
ASYS contract
LOS ANGELES, CA (LAX)
 Airline carriers deliver mail to the AMC
 USPS unload mail from airline equipment into a belt system
 COMMENT: The USPS is building a fixed mechanization system for destinating mail operations. Once this project is completed, the carriers will be required to unload the mail. Until the mechanization system is completed, the USPS will continue to unload the mail.
LOUISVILLE, KY (SDF)
 Air carriers deliver mail to the AMF
 Mail is unloaded by the carriers onto inbound belts
MANCHESTER, NH (MHT)
 All destinating mail, at Manchester (MHT) airport, is delivered as follows:
 In air carrier equipment
 Delivered to a central location on the airport grounds (same for all carriers)
 Unloaded by the carrier
 Unloaded into USPS equipment.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 28
July 17, 1998
MEMPHIS, TN (MEM)
 The carrier delivers the mail to the AMC
 Carriers unload the mail onto the facility belt system
 Letter trays are unloaded on a separate belt system from flat trays and sacks MIAMI, FL (MIA)
 The carrier delivers all mail to the AMC
 The air carriers unload all mail onto an induction belt
MILWAUKEE, WI (MKE)
 Airline carriers deliver mail to the AMC
 The carriers unload the mail onto an inbound induction belt
 The carrier unloads Express Mail and outside pieces into USPS equipment MINNEAPOLIS/ST. PAUL (MSP)
 Carriers deliver the mail to the AMC
 The air carrier unloads sacks, pouches and outsides onto the induction belt Trays and tubs are also unloaded onto the induction belt
 EXCEPTION: Northwest Airlines and Sun Country Airlines also deliver mail to the Postal Annex in trucks provided by them. Once at the annex, all mail is unloaded by the carriers onto the inbound induction belt.
 EXCEPTION: Emery and DHL may also unload mail at the SW cargo annex.
During the term of this contract, the Postal Service plans to build a new AMC. Once completed, the following delivery procedures will apply:
 Carriers will deliver the mail and unload sacks, pouches and outsides onto one induction belt
 Trays and tubs will be unloaded onto a parallel induction belt
 Carriers will isolate and place Express Mail directly into USPS provided rolling stock
NASHVILLE, TN (BNA)
 Airline carriers deliver mail to the AMC
 The carrier unloads the mail onto a belt system at the AMC
 EXCEPTION: The Postal ramp clerks retrieves CON-CON mail at plane side
 EXCEPTION: The carriers unload flat trays, Express Mail, live animals and non- conveyables into USPS equipment at the AMC
NEW ORLEANS, LA (MSY)
 Carriers deliver mail to the AMC
 Carriers unload the mail, from their carts, onto a belt system.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 29
July 17, 1998
NEWARK, NJ (EWR)
 Carriers unload mail from their aircraft and dray it to the AMC
 Carriers unload mail onto inbound belts
 EXCEPTION: In some cases, through a local agreement, there may be a separate delivery point, on the ramp, that is agreed to by all parties
 During the term of this contract, the Postal Service may install a new material handling system; this may change some delivery procedures.
OAKLAND, CA (OAK)
 Airline carriers deliver mail to the AMF
 Airline carriers unload the mail from their equipment into USPS equipment and/or onto a conveyor belt system
OKLAHOMA CITY, OK (OKC)
 The carriers deliver the mail to the AMF in their equipment
 The carriers unload the mail onto a belt system at the AMF
OMAHA, NE (OMA)
 Airline carriers deliver mail to the AMF
 The air carriers unload all mail, with the exception of outside pieces, onto an induction belt
 All outside pieces are loaded, by the carrier, into USPS equipment
ONTARIO, CA (ONT)
 Airline carriers deliver mail to the AMF
 Airline carriers unload the mail from their equipment into USPS equipment.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 30
July 17, 1998
ORLANDO, FL (MCO)
 The carriers deliver the mail to the Orlando postal facility
 The carriers will unload mail from their equipment into USPS equipment
 The carriers make a separation when unloading mail
 Pouches, Flat tubs, Letter trays and Outsides will be loaded into separate USPS APCs, and Express Mail into hampers
 If, after waiting a reasonable amount of time, the USPS is unable to accept the mail, the carrier may, after getting permission, stage the mail carts/containers in an orderly fashion in the south parking lot of the AMF and the Postal Service will then take responsibility for the unloading of said mail
 With the time clock procedures implemented, the carriers are responsible for the placing of the time stamped delivery card in the pocket of the respective container/carts
 Any container/cart without a time stamped delivery card to show the delivery time to the AMF will be recorded as being delivered when pulled to the designated unloading area
 During the term of this contract, the Postal Service may install a fixed mechanization system for destinating mail operations. Once this project is completed, the carriers will be required to unload the mail onto said system
 MCO is a P & DC and AMF located at and with access to the airport
PENSACOLA, FL (PNS)
 The air carriers are responsible for delivering the mail to the postal facility
 The mail is unloaded by the carrier into USPS equipment
PHILADELPHIA, PA (PHL)
 All carriers are to deliver mail to the AMC
 Airline carts will be staged within the marked area by door #1 of the AMC ramp with the tongue of the cart pointed toward the AMC
 Upon delivery, the ground handler will record the cart number, flight number and delivery time by using a
USPS provided time clock
 The destinating mail carts will be brought into the AMC by USPS personnel and unloaded onto the induction belts by the USPS
 At no time should any transfer mail be brought to the AMC
PHOENIX, AZ (PHX)
 All air carriers will deliver loaded mail carts to the AMC
 The area designated for the staging of carts will be determined through local agreements
 Unloading of mail from carts will be the responsibility of the air carriers The air carriers will off load the mail onto the AMC belt systems.Attachment
I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 31
July 17, 1998
PITTSBURGH, PA (PIT)
 All carriers are to deliver mail to the AMC
 The ground handler will record the cart number, flight number and delivery time by using a USPS provided time clock
 At the staging area, the carriers are to deliver Express Mail to AMC personnel or deposit it in a container designated for Express Mail. The remaining mail is left in the carriers cart for USPS personnel to unload.
 An air carrier may unload the mail from their equipment into USPS equipment to alleviate congestion and/or free up their equipment.
 EXCEPTION: In addition to the above, US Airways unloads all of their inbound mail from their equipment into USPS equipment.
PORTLAND, ME (PWM)
 All destinating mail at Portland (PWM) airport is delivered as follows:
 In air carrier equipment
 Delivered to a central location on airport grounds (same for all carriers) Unloaded by USPS
 Carriers record mail delivery, by carrier and flight, on PS Form 2753A PORTLAND, OR (PDX)
 The air carriers must deliver the mail to the Portland Air Mail Facility
(AMF)
 The air carriers will off load the inbound mail onto the belt in the AMF drive through area
 At the off load belt the air carriers will be required to holdout Express, Con-Con and live animal shipments
 At certain times the carriers may be required to unload mail into USPS equipment
 During the term of this contract, the Postal Service is planning a facility alteration to begin in 1998. During construction it may be necessary to have air carriers deliver the mail to alternate delivery point on the ramp site. When construction is completed, the air carriers will be required to deliver mail to the AMF and unload the trays onto one belt and the sacks onto another belt in the drive through area.
PROVIDENCE, RI (PVD)
 All destinating mail at Providence (PVD) airport is delivered as follows:
 In air carrier equipment
 Delivered to the airport transfer office
 Unloaded by USPS
 Carriers record mail deliver, by carrier and flight on PS Form 2753A.Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 32
July 17, 1998
RALEIGH, NC (RDU)
 The air carriers are responsible for delivering the mail to the inbound belt at AMC RDU
 Upon arrival, the carrier should ring the bell and wait for the USPS to start the belt.
 The carriers will unload the belt onto the inbound belt
- Sacks and trays should be placed on the belt with the ACT and D & R Tags to their left
- Each piece of mail should be placed on the belt individually, with a short space between each piece of mail
- When the belt is turned off to remove or replace USPS equipment, the carrier should cease loading until the belt is restarted
 All carriers will use the time clock procedure prior to unloading of mail
 No carrier should unload mail into containers on the ramp unless given the authorization by the USPS
RENO, NV (RNO)
 The air carriers are responsible for delivering the mail to the AMF
 The mail is unloaded by the carrier into USPS equipment
 The carriers must separate Express Mail, Letter Trays, Flat Trays and Sacks RICHMOND, VA (RIC)
 The carriers deliver the mail to the AMF
 Carriers unload the mail onto an induction belt
 All mail arrival will be recorded via a USPS supplied time clock
 Express Mail is kept separate from other destinating mail. This mail is placed on a gurney that is staged near the induction belt
 Unbanded mail is also placed on a gurney that is staged near the induction belt
 A separate gurney is staged on AMF ramp, at the induction site to accommodate "Live" animals, such as baby chicks.
ROCHESTER, NY (ROC)
 All destinating mails at AMF Rochester are delivered as follows:
- To the AMF by air carrier
- In air carrier equipment
- Unloaded by air carrier and USPS
- Unloaded into USPS equipment
 Carriers record mail delivery, by carrier and flight on PS form 2753-A SACRAMENTO, CA (SMF)
 Airline carriers deliver mail to the AMF
 Airline carriers unload the mail from their equipment into USPS equipment USPS unload mail from airline equipment into USPS equipment.Attachment I.4
Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 33
July 17, 1998
ST. LOUIS, MO (STL)
 The air carriers deliver the mail to the AMC
 Air carriers unload mail onto the inbound induction belt
 Registered mail, Express Mail and outside pieces are unloaded, by the carriers, into USPS equipment.
SALT LAKE CITY, UT (SLC)
 The air carriers will deliver the mail to the Salt Lake City AMC
 Mail is to be off loaded onto the belt induction system by the air carriers The air carriers must separate the mail as follows: Express Mail, letter trays, flat trays, sacks, long outside
pieces and damaged packages
SAN ANTONIO, TX (SAT)
 Air Carriers deliver mail to the AMF
 Carriers will off load mail from their equipment onto a belt system
 Carriers will also unload mail into USPS equipment
- The following separations will be made: flat trays, First Class Mail sacks, Priority Mail sacks, Express
Mail and outsides
SAN DIEGO, CA (SAN)
 Airline carriers deliver mail to the AMF
 USPS unloads the mail from the carriers equipment into USPS equipment
 During the term of this contract, the San Diego AMF has plans to install a fixed mechanization system for induction of inbound mail. Upon completion of the project, the SAN AMF Manager intends to implement the plan to require the air carriers to unload inbound mail from their own equipment (containers, carts, etc.) onto the mechanized system and /or USPS mail transport equipment (MTE). The project is scheduled for completion on June 1998.
 It is the intention of the SAN AMF Manager to negotiate locally with the air carriers' representatives to implement the planned delivery procedures changes at the start of AP 01, FY 1999. In the interim period,
USPS personnel will continue to perform the unloading of mail from air carrier equipment onto the mechanized system..Attachment I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 34
July 17, 1998
SAN FRANCISCO, CA (SFO)
 Airline carriers deliver mail to designated area at the AMC
 USPS unloads mail from air carrier equipment for induction into the inbound sack sorter system and/or into
USPS mail transport equipment (MTE)
 USPS may take possession of Express and Registered Mail at the plane side area
 Some local agreement are made between the SFO AMC Plant Manager or his/her designee and the local air carrier representatives
 During the term of this contract, the San Francisco AMC has plans to install a fixed mechanization system as part of the SF AMC Expansion" project. The project's target date for completion and implementation is June,
2000. Upon completion of the expansion project, the SF AMC Plant Manager intends to implement the plan to require the air carriers to unload inbound mail from their own equipment (containers, carts, etc.) onto the inbound mail induction (Fixed Mechanization) conveyor belt system and/or into USPS mail transport equipment (MTE).
SAN JUAN, PR (SJU)
 Carriers unload mail from their aircraft and dray it to the AMC
 Carriers unload mail onto inbound belts
 EXCEPTION: In some cases, through a local agreement, there may be a separate delivery point, on the ramp, that is agreed to by all parties.
SEATTLE, WA (SEA)
 The airlines will deliver the mail from their aircraft to the AMC or designated location.
 USPS will unload the mail from airlines carts/containers.
 Mail will be considered delivered to the AMC when the last cart or container from a flight arrives at the AMC.
 During the term of this contract, the Seattle AMC is planning a facility alteration to begin in 1998. During construction it may be necessary to have the air carriers deliver mail to an alternate delivery point on the ramp.
When construction is completed, the air carriers will be required to deliver mail to the AMC and be required to unload the mail onto the AMC belt system and make the separations designated for each belt.
SYRACUSE, NY (SYR)
 All destinating mail at the Syracuse AMF is delivered as follows:
- To the AMF by air carrier
- In air carrier equipment
- Unloaded by USPS
- Unloaded into USPS equipment
 Carriers record mail delivery, by carrier and flight on PS form 2753-A
TAMPA, FL (TPA)
 The air carriers deliver the mail to the postal facility
 The carriers unload mail onto a belt system at the plant air dock
 The carrier is responsible for completing form 2753-A
 NOTE: TPA is a P & DC located on and with access to the airport.Attachment
I.4 Specification
DELIVERY PROCEDURES
Contract ASYS-99-01 and ASYS-R-99-01 page 35
July 17, 1998
TULSA, OK (TUL)
 Air carriers are responsible for delivering the mail to AMF TUL
 Carriers unload the mail from their equipment onto the incoming belt system TUCSON AZ (TUS)
 Carriers deliver the mail to the AMF
 The air carriers unload the mail into USPS equipment at the AMF.
WASHINGTON, DC (DCA)
 Carriers deliver the mail to the AMC
 The carriers unload the mail from their carts onto belts in the concourse area.
- Letter and flat trays are loaded onto the tray line.
- Sacks and outsides are loaded onto the bulk conveyor.
 The carrier isolates Express Mail and unloads it into USPS equipment in the concourse area.
 USPS picks up Con-Con mail from the carriers plane side area.
WASHINGTON, DC (IAD)
 Inbound mail is brought to the AMC by the respective carriers and delivered to our inbound mail belt area.
 The carriers unload the mail onto the inbound belts.
 If after waiting a reasonable amount of time, the USPS is unable to accept the mail, the carrier may take the mail to our inbound blacktop area and the Postal Service will then take responsibility for the unloading of said mail containers.
 With the time clock procedures implemented, the carriers are responsible for the placing of the time stamped delivery card in the pocket of the respective containers.
 Any container without a card to show the delivery time to the AMC will be recorded as being delivered when pulled to the belt area for unloading.
WEST PALM BEACH, FL (PBI)
 Carriers deliver the mail to the AMF
 The air carriers unload the mail into USPS equipment at the AMF.
WICHITA, KS (ICT)
 The air carrier delivers the mail to the AMF
 The air carrier unloads mail from airline carts into USPS equipment.ATTACHMENT I.6
Personnel Security Administrative Instructions
This attachment consists of the following sub-parts:
1. PS Form 2181-C
2. FD 258
3. Certification and Transmittal Cover Sheet
4. Administrative Guidelines.
5. Letter Regarding Fingerprinting to Local Law Enforcement.Authorization and Release - Background Investigation
(USPS Contractors and Employees of Contractors)
Applicant: Carefully read the following information before you complete and sign this form.
Applicant's Name (Last, First, Middle)
Date of Birth (Month, Day, Year)
Mailing Address
Home Phone Number
This constitutes my consent and authorization to the dis-closure or furnishing of any relevant and necessary infor-mation
or records to any duly authorized official of the
USPS by any person, corporation, agency, or associa-tion
concerning my character, personal history, credit
standing, educational claims, current or prior employ-ment,
military service, and other information which may
be relevant and necessary to determine my fitness and
suitability to perform services under contract with the
USPS.
This authorization is executed with full knowledge and
understanding that the USPS will take measures to pro-tect
the aforementioned information against unautho-rized
disclosure to any parties not having a legitimate
Date Signed Signature of Applicant
TransFORM PS Form 2181-C, April 1996
P r i v a c y A c t S t a t e m e n t : T h e c o l l e c t i o n o f t h i s i n f o r m a t i o n i s
authorized by 39 USC 404, 18 USC 3061, and 5 USC, App. 3. This
authorization will be used to obtain information from organizations and
i n d i v i d u a l s p e r t a i n i n g t o y o u r c h a r a c t e r , p e r s o n a l h i s t o r y , c r e d i t
standing, educational claims, current or prior employment, military service, and other information which may be relevant and necessary to determine your fitness and suitability to perform services under contract with the Postal Service, including a security clearance and evaluation of your loyalty to the United States. This authorization does not consent to the collection of information by the Postal Service except as otherwise permitted by law. Nor does it waive any remedy you may have against the Postal Service in the event of a violation of the Privacy Act or other rights established by law. As a routine use, this information may be disclosed to an agency for which information is requested in the course of a background check; to an appropriate government agency, domestic or foreign, for law enforcement
purposes; where pertinent, in a legal proceeding in which the USPS is a party or has an interest; to a government agency in order to obtain information relevant to a USPS decision concerning employment, security clearances, contracts, licenses, grants, permits or other benefits; to a government agency upon its request when relevant to its decision concerning employment, security clearances, security or suitability investigations, contracts, licenses, grants or other benefits; to a congressional office at your request; to an expert, consultant, or other person under contract with the USPS to fulfill an agency function;
t o t h e F e d e r a l R e c o r d s C e n t e r f o r s t o r a g e ; t o t h e O f f i c e o f
Management and Budget for review of private relief legislation; to an independent certified public accountant during an official audit of USPS finances; to an investigator, administrative judge or complaints
e x a m i n e r a p p o i n t e d b y t h e E q u a l E m p l o y m e n t O p p o r t u n i t y
Commission for investigation of a formal EEO complaint under 29 CFR
1614; to the Merit Systems Protection Board or Office of Special
Counsel for proceedings or investigations involving personnel practices and other matters within their jurisdiction; and to a labor organization as required by the National Labor Relations Act; to an appropriate foreign or international law enforcement agency, an organization, or individual for investigative or prosecutorial purposes, to assist in crime prevention or detection, to obtain information relating to a pending investigation, trial or hearing, to obtain the cooperation of a witness or informant or to notify of the status of the case; to a party or his attorney to discuss settlement, plea bargaining, or discovery proceedings; to an agency or individual concerned with maintenance, extradition, or release of a person held in custody; to a foreign country pursuant to an international treaty, conventions, or executive agreement; to the public, news, media trade associations or organized groups if it is information of interest on accomplishments of the Postal Service or its employees;
to a foreign country when apprehending and/or returning a fugitive to a jurisdiction seeking return; to American Insurance Association Index
System members if it is information relating to accidents or injuries. Completion of this form is voluntary; however, if consent to obtain this information is not given, it may have an adverse effect on your opportunities to perform services under contract with the USPS.
need for it in the discharge of official business of the
United States, or its agencies and instrumentalities.
I hereby RELEASE the aforementioned persons, corpo-rators,
agencies, associations and their employees,
agents and representatives from any and all liability for
damages resulting from a decision by the USPS not to
contract for my services on account of compliance with
this authorization, except for any damages resulting from
knowingly providing false or misleading information or
records about me.
A copy of this authorization shall be as effective and val-id as the original. This authorization shall be valid for 12
months from the date it is signed.
U.S. Postal Service.ATTACHMENT I.6.d, June 26, 1998
FD 258 Fingerprint Card Front (facsimile):
Note: This form may not be duplicated. Postal Service will supply this form..ATTACHMENT I.6.d, June 26, 1998
FD 258 Fingerprint Card back (facsimile):.ATTACHMENT I.6.d, June 26, 1998 ASYS-99-01 OR ASYS-R-99-01
ATTACHMENT I.6.3
Certification and Transmittal Cover Sheet
Part I: Prime Employer or Supplier (Airline or Ground Handling Co.) Complete the following and Mail to:
Aviation Screening Coordinator
National Mail Transportation Purchasing
475 L'Enfant Plaza SW. Room 4900
Washington, DC, 20260-6210
Employee's Name:_________________________________ Date: ___________________
Employee's SSN: ______________________________
D.O.B _______________ Employer:__________________________ Airline Ground
Handling Co.
Local Work Location: Airport code:_______ supervisor's phone:
(_____)___________________
Suppliers are required to maintain a copy of this Certification form at the employee's local station.
I certify that all of the following reports disclosed no derogatory or disqualifying information according to the
Personnel Security requirements of the Postal Service as set forth the Air System Contract:
 Items Retained by Supplier:
Criminal History Check in accordance with B.13.a.2:
Drug Screening in accordance with B.13.a.1:
Proof of Citizenship or legal work status authorizing the individual to work in the United States in accordance with B.13.a.3.
The above three documents are retained at the following location, and may be reviewed by the Postal Inspection Service or the
Contracting Officer or designee upon request:
Street Address: ___________________________________________________________
City:______________________________ State:_________ Zip: ______________
_________________________________ ___________ (____) _____________
Signature of Employer or Supplier's Certifying Official (date) work phone No.
 Forwarded (and attached hereto) to the Postal Service at the address shown above:
2 Original Fingerprint Sets (FD 258).
Original PS Form 2181-C, Authorization and Release - Background Investigation.
EXCEPTION: Employee states previous successful screening in accordance with the above requirements was accomplished within the past six (6) months while in the employ of (employer)_______________________, at (location)_______________________.
___________________________________________________
(employee's signature and date)
Note: The following must still be completed: Name, SSN, Date, and Employer
PART II: Postal Service Use Only:
I have reviewed the attached forms for completeness, and forward them herewith for final processing:
_______________________________________ ____________________________
_____________________
(signature) (title) (date)
Phone: _______________________________.ATTACHMENT I.6.d, June 26, 1998
UNITED STATES
POSTAL SERVICE
June, 1998
re: Postal Service Fingerprinting Requirements
Dear Law Enforcement Professional,
The individual bearing this letter is likely to have job requirements that make it necessary for him/her to have access to the United States Mail at a domestic airport while being employed by either an airline or ground services company under contract with the US Postal Service.
Consequently, this person must undergo a screening process that includes obtaining legible fingerprints for ultimate processing by the FBI. We encourage your cooperation if at all possible by checking their picture ID, and taking their fingerprints. This process requires two original sets of prints on forms FD 258. The person should have been sent to you by their employer or prospective employer with these forms. The completed forms will be returned via the person to their employer for onward processing.
Thank you in advance for your cooperation. If you normally charge an administrative fee for this service, the person should pay out-of-pocket. Please provide a receipt to the person involved so that costs may be reimbursed.
Sincerely,
Leslie A. (Les) Griffith Frank J. Marion
Contracting Officer Manager, Security
Air System Contracts Postal Inspection Service.ASYS or ASYS-R-99-01 Attachment
I.7 page: 1
July 17, 1998
Attachment I.7
PROJECTED LIFT CAPACITY FOR MAIL
SUPPLIER: _____________________________DATE:
The information below will be used by the Postal Service to determine assignment of mail to suppliers.
The Postal Service has determined to the best of its ability the maximum lift capacity per aircraft type listed below. The supplier may offer maximum lift capacity that differs from Postal Service estimates.
The offeror should calculate their maximum lift capacity based on:
 100% passengers and their baggage
 Fuel loads based on normal weather conditions
 Approved "Other Cargo Product"
USPS ESTIMATE SUPPLIER'S
MAXIMUM LIFT ESTIMATE OF MAXIMUM
AIRCRAFT TYPE IN POUNDS LIFT IN POUNDS_________
AB3 18000 ________
ATR 500 ________
BTN 1500 ________
CVR 12000 ________
DC8 12000 ________
DC9 1500 ________
DH8 2000 ________
D10 20000 ________
D3F 7500 ________
D8F 45000 ________
D8S 8000 ________
D9S 3000 ________
EMB 800 ________
EM2 120 ________
F10 1000 ________
F27 2000 ________
F28 2000 ________
J31 100 ________
LOF 8000 ________
L10 11000 ________
L15 15000 ________.ASYS or ASYS-R-99-01 Attachment I.7 page: 2
July 17, 1998
Attachment I.7
PROJECTED LIFT CAPACITY FOR MAIL
SUPPLIER: ________________________________
USPS ESTIMATE SUPPLIER'S
MAXIMUM LIFT ESTIMATE OF MAXIMUM
AIRCRAFT TYPE IN POUNDS LIFT IN POUNDS_______
M80 5000 ________
M83 4000 ________
M87 4500 ________
PAG 6000 ________
RFS 30000 ________
SF3 120 ________
SH6 150 ________
SWM 70 ________
YS11 12500 ________
100 1000 ________
1200 5000 ________
146 1500 ________
2700 5000 ________
3000 10000 ________
310 7000 ________
320 3000 ________
72F 30000 ________
72S 5000 ________
727 3000 ________
73G 3000 ________
73M 2000 ________
73S 1500 ________
733 3000 ________
734 3000 ________
735 1500 ________
737 1200 ________
738 7000 ________
739 7000 ________
74L 20000 ________.ASYS or ASYS-R-99-01 Attachment I.7 page: 3
July 17, 1998
Attachment I.7
PROJECTED LIFT CAPACITY FOR MAIL
SUPPLIER: ________________________________
USPS ESTIMATE SUPPLIERS
MAXIMUM LIFT ESTIMATE OF MAXIMUM
AIRCRAFT TYPE IN POUNDS LIFT IN POUNDS_______
747 21000 ________
757 5500 ________
763 10000 ________
767 14000 ________
777 23000 ________
OTHER
___ _____ ________
___ _____ ________
___ _____ ________
___ _____ ________
___ _____ ________
___ _____ ________
The above estimates reflect the maximum lift capacity (in pounds) for the aircraft types listed.
(The supplier must submit a separate written request for deviations requested by flight or flight segment. The supplier must submit a detailed explanation for each request for deviation by flight segment, and may be required to submit a detailed explanation for each request by flight.)
____________________________ _____________________
Signature Date Signed
__________________________________________________
Name and Title of Authorized Supplier Representative signing above
c.ASYS or ASYS-R-99-01 July 17, 1998
Attachment I.8
ASYS or ASYS-R SUPPLIER SUPPLEMENTAL INFORMATION SHEET
Part I: Corporate Information :
SUPPLIER COMPANY NAME: ______________________________ OAG CODE:______
Doing Business as (if applicable): ______________________________
Phone:_____________________ fax:________________
ADDRESS: _________________________________________
_________________________________________
CITY:_________________________ STATE: ________ ZIP + 4: _________________
TAX IDENTIFICATION CODE: ________________________
Part II: Normal Business Hours Contact Person:
NAME: ______________________________ Title: __________________________
ADDRESS: _________________________________________
_________________________________________
CITY:_________________________ STATE: ________ ZIP + 4: _________________
Phone: ______________________ fax: _____________________ email:
_________________
Pager no:___________________________________ Normal Hours
Available:_________________
Part III: Off Business Hours Contact Person:
NAME: ______________________________ Title: __________________________
ADDRESS: _________________________________________
_________________________________________
CITY:_________________________ STATE: ________ ZIP + 4: _________________
Phone: ______________________ fax: _____________________ email:
_________________
Pager no:___________________________________
Remarks:
______________________________________________________________________________
____________
______________________________________________________________________________
____________
______________________________________________________________________________
_________
(use additional sheets as necessary).